UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-08565

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 12

(This Form N-CSR relates solely to the Registrant’s PGIM QMA Long-Short Equity Fund, PGIM Short Duration Muni High Income Fund, PGIM US Real Estate Fund and PGIM QMA Large Cap Core Equity PLUS Fund)

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	3/31/2019

Date of reporting period:	3/31/2019

Item 1 – Reports to Stockholders

PGIM US REAL ESTATE FUND

(Formerly known as Prudential US Real Estate Fund)

ANNUAL REPORT

MARCH 31, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Capital appreciation and income

Highlights (unaudited)

•	The Fund’s stock selection contributed to performance, while asset allocation had only a small positive impact relative to the FTSE NAREIT Equity REITs Index (the Index).

•

Performance versus the Index in the health care, industrial, and office sectors was strong, driven by favorable security selection. Relative performance was also strong among the shopping center, residential, and storage stocks held in the Fund.

•	Malls and triple net stocks underperformed due to weak stock selection. The Fund’s underweight position to triple net securities, on average, also detracted from results.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Real Estate is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. PGIM Real Estate, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM US Real Estate Fund	3

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM US Real Estate Fund informative and useful. The report covers performance for the 12-month period that ended March 31, 2019.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming was part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

Global economic performance diverged during the reporting period. In the US, growth remained healthy with strong corporate profits and rising employment. The Federal Reserve hiked interest rate targets three times during the period, based on a strengthening labor market and rising economic activity. Growth in many other regions weakened. China showed signs of slowing amid trade tensions with the US, and turmoil grew in Great Britain as it negotiated an exit from the European Union. Sharp declines in crude oil prices during the latter half of the period provided economic support for many oil-importing countries.

Despite the growing US economy, volatility returned to the equity markets during the period. After corporate tax cuts and regulatory reforms helped boost US stocks early in the period, equities declined significantly at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year. For the period overall, equities rose in US markets but fell in both developed foreign markets and emerging markets.

The overall US bond market posted healthy returns during the period, led by high yield corporate, municipal, and investment-grade corporate bonds. Globally, bonds in developed markets fell slightly, but emerging markets debt denominated in hard currencies delivered solid gains. A major trend during the period was the flattening of the US Treasury yield curve, as the yield on fixed income investments with shorter maturities rose and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart Parker, President

PGIM US Real Estate Fund

May 15, 2019

*The Prudential Day One Funds did not change their names.

PGIM US Real Estate Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 3/31/19 (with sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	17.89	7.70	8.88 (12/21/10)
Class B	18.85	7.95	8.83 (12/21/10)
Class C	22.81	8.10	8.81 (12/21/10)
Class Z	25.03	9.19	9.90 (12/21/10)
Class R6*	25.14	N/A	10.85 (5/25/17)
FTSE NAREIT Equity REITs Index
	20.86	9.12	—
S&P 500 Index
	9.49	10.90	—
Lipper Equity Real Estate Funds Average
	16.40	8.14	—

	Average Annual Total Returns as of 3/31/19 (without Sales Charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	24.76	8.93	9.63 (12/21/10)
Class B	23.85	8.10	8.83 (12/21/10)
Class C	23.81	8.10	8.81 (12/21/10)
Class Z	25.03	9.19	9.90 (12/21/10)
Class R6*	25.14	N/A	10.85 (5/25/17)
FTSE NAREIT Equity REITs Index
	20.86	9.12	—
S&P 500 Index
	9.49	10.90	—
Lipper Equity Real Estate Funds Average
	16.40	8.14	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the PGIM US Real Estate Fund (Class Z shares) with a similar investment in the FTSE NAREIT Equity REITs Index, by portraying the initial account values at the commencement of operations for Class Z shares (December 21, 2010) and the account values at the end of the current fiscal year (March 31, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Formerly known as Class Q shares.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the class’ inception date.

PGIM US Real Estate Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z	Class R6**
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr.1) 4.00% (Yr.2) 3.00% (Yr.3) 2.00% (Yr.4) 1.00% (Yr.5&6) 0.00% (Yr.7)	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	1.00%	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

**Formerly known as Class Q

Benchmark Definitions

FTSE NAREIT Equity REITs Index—The Financial Times Stock Exchange National Association of Real Estate Investment Trusts (FTSE NAREIT) Equity REITs Index is an unmanaged index which measures the performance of all equity real estate investment trusts (REITs) listed on the New York Stock Exchange, the NASDAQ National Market, and the NYSE MKT LLC. The Index is designed to reflect the performance of all publicly traded equity REITs as a whole. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class A, B, C, and Z shares is 10.20% and 8.52% for Class R6 shares.

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class A, B, C, and Z shares is 12.67% and 11.37% for Class R6 shares.

Lipper Equity Real Estate Funds Average—The Lipper Equity Real Estate Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Equity Real Estate Funds universe for the periods noted. Funds in the Lipper Average invest their portfolios primarily in shares of domestic companies engaged in the real estate industry. The average annual total return for the Average measured from the month-end closest to the inception date of the Fund’s Class A, B, C, and Z shares is 9.27% and 7.46% for Class R6 shares.

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Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 3/31/19 (%)
Welltower, Inc., Health Care REITs	7.6
Americold Realty Trust, Industrial REITs	7.2
AvalonBay Communities, Inc., Residential REITs	6.2
Prologis, Inc., Industrial REITs	5.1
Equity LifeStyle Properties, Inc., Residential REITs	4.8

Holdings reflect only long-term investments and are subject to change.

Five Largest Sectors expressed as a percentage of net assets as of 3/31/19 (%)
Industrial REITs	20.1
Residential REITs	17.3
Office REITs	14.6
Specialized REITs	14.3
Health Care REITs	11.4

Industry weightings reflect only long-term investments and are subject to change.

PGIM US Real Estate Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM US Real Estate Fund’s Class Z shares rose 25.03% in the 12-month reporting period that ended March 31, 2019, outperforming the 20.86% return of the FTSE NAREIT Equity REITs Index (the Index), the 16.40% return of the Lipper Equity Real Estate Funds Average, and the 9.49% return of the S&P 500 Index.

What were conditions like in the US real estate securities market?

•

The reporting period was favorable for the US real estate investment trust (REIT) market, as indicated above by the Index’s 20.86% return. This represented more than 1,000 basis points of relative outperformance to the S&P 500 Index’s return during the same time. One basis point equals 0.01%. The S&P 500 tracks the performance of 500 large-capitalization US stocks.

•

The combination of the Federal Reserve’s more accommodative stance on short-term interest rate hikes early in 2019 along with stable economic growth has created an ideal environment for the US REIT market, in PGIM Real Estate’s view. In addition, the recent drop in long-term interest rates has tempered concerns regarding cap-rate expansion, providing further support to current real estate valuations.

•

On average, REITs trade at a 2% premium to net asset value (NAV), roughly in line with the historical average. However, valuations vary dramatically across sectors and companies, presenting plenty of opportunity for good returns, in PGIM Real Estate’s view.

What worked?

•	The Fund’s stock selection contributed to performance, while asset allocation had only a small positive impact relative to the Index.

•

Performance versus the Index in the health care, industrial, and office sectors was strong, driven by favorable security selection. Relative performance was also strong among the shopping center, residential, and storage stocks held in the Fund.

What didn’t work?

•

Malls and triple net stocks underperformed due to weak stock selection. Triple net stocks specialize in leases that require tenants to pay for property taxes, building insurance, and maintenance costs. The Fund’s underweight position to triple net securities, on average, also detracted from results.

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The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Welltower, Inc.	3.20	Sunstone Hotel Investors, Inc.	–0.07
Americold Realty Trust	1.61	Host Hotels & Resorts, Inc.	–0.12
AvalonBay Communities, Inc.	1.55	Easterly Government Properties, Inc.	–0.13
Equity LifeStyle Properties, Inc.	1.33	Empire State Realty Trust, Inc. Class A	–0.22
American Assets Trust, Inc.	1.17	Macerich Co.	–0.84

Current outlook

•

PGIM Real Estate expects the remainder of 2019 to be a favorable year for the US REIT market, which historically has outperformed during periods of stable rates and subdued economic growth. Increased concerns about the duration of the economic cycle and persistent equity market volatility could potentially lead to more REIT mergers and acquisitions (M&A) and privatizations. 2018 was a record-setting year for M&A activity, with nine transactions representing over $50 billion in deal volume. That said, there have already been two REIT M&A deals so far in 2019, and private equity investors had approximately $330 billion in committed capital on the sidelines at the end of the period, up 20% from the previous year.

•

This environment is well-suited for PGIM Real Estate’s value-based investment approach. The Fund held overweight positions in both acquisition targets—MedEquities Realty Trust Inc. and Tier REIT Inc.—in this year’s M&A transactions, providing a nice boost to outperformance. REITs should continue to post stable operating fundamentals, with 2% to 3% same-store net operating income (NOI) growth resulting in 5% to 7% cash flow and dividend growth over the next 12 months. That said, performance will vary among property types, with industrial REITs likely to see the best NOI growth at over 4% while retail and storage REITs likely to be on the lower side at 1% to 2%.

•

PGIM Real Estate remains overweight to the industrial sector, which continues to benefit from the secular demand shift toward e-commerce, and also favors the manufactured housing sector based on its leading cash flow growth and limited supply additions. PGIM Real Estate has increased its overweight position to gaming REITs, given their stable fundamentals and attractive external growth opportunities, and has added to its investments in select net-lease stocks that it views as best-positioned to take advantage of their low cost of capital to boost earnings growth and create value. PGIM Real Estate remains cautious on the retail industry, specifically the mall sector, and has further increased its underweight position. It also maintains underweight positions in the storage, health care, and shopping center sectors.

PGIM US Real Estate Fund	11

Comments on Largest Holdings

7.6%	Welltower, Health Care

Welltower invests in senior living and health care properties, primarily skilled nursing and assisted-living facilities designed for older people needing help with everyday living. It also has investments in independent living facilities, medical office buildings, and specialty care facilities. Its portfolio includes approximately 1,700 properties leased to health care operators in more than 45 states in the US, its largest market.

7.2%	Americold Realty Trust, Industrial

Americold provides temperature-controlled food distribution services, including warehousing, consolidation programs, shipment management, multi-vendor consolidation, and logistics solutions. It serves food producers, processors, distributors, wholesalers, retailers, and restaurants worldwide.

6.3%	AvalonBay Communities, Residential

AvalonBay buys, develops, renovates, and operates multifamily properties in the US, specializing in upscale properties in markets with high barriers to entry such as Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC. By providing luxury living in high-demand areas where apartment-zoned land is in low supply, AvalonBay can also charge premium rent. It owns about 180 apartment communities with more than 53,000 units. It also has more than 30 properties under construction or redevelopment, and owns rights to develop more than 30 additional properties.

5.1%	Prologis, Industrial

Prologis is an owner, operator, and developer of industrial real estate, focused on global and regional markets across the Americas, Europe, and Asia. It also leases modern distribution facilities to customers, including manufacturers, retailers, transportation companies, third-party logistics providers, and other enterprises.

4.8%	Equity LifeStyle Properties, Specialty Housing

Equity LifeStyle Properties owns an interest in communities in the US and western Canada, acquiring properties such as campgrounds and seasonal resort communities.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended March 31, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM US Real Estate Fund	13

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM US Real Estate Fund		Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,115.10	1.25%	$6.59
	Hypothetical	$1,000.00	$1,018.70	1.25%	$6.29
Class B	Actual	$1,000.00	$1,110.90	2.00%	$10.53
	Hypothetical	$1,000.00	$1,014.96	2.00%	$10.05
Class C	Actual	$1,000.00	$1,111.20	2.00%	$10.53
	Hypothetical	$1,000.00	$1,014.96	2.00%	$10.05
Class Z	Actual	$1,000.00	$1,116.20	1.00%	$5.28
	Hypothetical	$1,000.00	$1,019.95	1.00%	$5.04
Class R6**	Actual	$1,000.00	$1,117.10	1.00%	$5.28
	Hypothetical	$1,000.00	$1,019.95	1.00%	$5.04

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended March 31, 2019, and divided by the 365 days in the Fund’s fiscal year ended March 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

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Schedule of Investments

as of March 31, 2019

Description	Shares	Value
LONG-TERM INVESTMENTS 99.4%

COMMON STOCKS

Diversified REITs 8.0%
American Assets Trust, Inc.	17,592	$806,769
Essential Properties Realty Trust, Inc.	27,204	531,022
STORE Capital Corp.	25,442	852,307

		2,190,098

Health Care REITs 11.4%
CareTrust REIT, Inc.	28,900	677,994
Medical Properties Trust, Inc.	19,329	357,780
Welltower, Inc.	26,870	2,085,112

		3,120,886

Hotel & Resort REITs 8.3%
Apple Hospitality REIT, Inc.	24,425	398,128
DiamondRock Hospitality Co.	55,129	597,047
Host Hotels & Resorts, Inc.	18,521	350,047
MGM Growth Properties LLC (Class A Stock)	28,770	927,832

		2,273,054

Industrial REITs 20.1%
Americold Realty Trust	64,574	1,970,153
Duke Realty Corp.	20,992	641,935
Prologis, Inc.	19,602	1,410,364
Rexford Industrial Realty, Inc.	21,973	786,853
STAG Industrial, Inc.	23,886	708,220

		5,517,525

Office REITs 14.6%
Alexandria Real Estate Equities, Inc.	6,045	861,775
Hudson Pacific Properties, Inc.	27,913	960,766
JBG SMITH Properties	17,771	734,831
Kilroy Realty Corp.	7,978	606,009
Tier REIT, Inc.	29,158	835,668

		3,999,049

Residential REITs 17.3%
AvalonBay Communities, Inc.	8,488	1,703,796
Camden Property Trust	9,673	981,810

See Notes to Financial Statements.

PGIM US Real Estate Fund	15

Schedule of Investments (continued)

as of March 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Residential REITs (cont’d.)
Equity LifeStyle Properties, Inc.	11,507	$1,315,250
Essex Property Trust, Inc.	2,596	750,867

		4,751,723

Retail REITs 5.4%
Regency Centers Corp.	3,982	268,745
Simon Property Group, Inc.	6,673	1,215,887

		1,484,632

Specialized REITs 14.3%
Digital Realty Trust, Inc.	4,078	485,282
Equinix, Inc.	2,508	1,136,525
Extra Space Storage, Inc.	5,897	600,963
Four Corners Property Trust, Inc.	16,701	494,350
Public Storage	1,333	290,301
QTS Realty Trust, Inc. (Class A Stock)	9,305	418,632
VICI Properties, Inc.	23,133	506,150

		3,932,203

TOTAL LONG-TERM INVESTMENTS (cost $22,371,179)		27,269,170

SHORT-TERM INVESTMENT 1.1%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $289,096)(w)	289,096	289,096

TOTAL INVESTMENTS 100.5% (cost $22,660,275)		27,558,266
Liabilities in excess of other assets (0.5)%		(126,068)

NET ASSETS 100.0%		$27,432,198

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

REIT(s)—Real Estate Investment Trust(s)

(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

See Notes to Financial Statements.

16

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of March 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Diversified REITs	$2,190,098	$—	$—
Health Care REITs	3,120,886	—	—
Hotel & Resort REITs	2,273,054	—	—
Industrial REITs	5,517,525	—	—
Office REITs	3,999,049	—	—
Residential REITs	4,751,723	—	—
Retail REITs	1,484,632	—	—
Specialized REITs	3,932,203	—	—
Affiliated Mutual Fund	289,096	—	—

Total	$27,558,266	$—	$—

Sector Classification:

The sector classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of March 31, 2019 were as follows (unaudited):

Industrial REITs	20.1%
Residential REITs	17.3
Office REITs	14.6
Specialized REITs	14.3
Health Care REITs	11.4
Hotel & Resort REITs	8.3
Diversified REITs	8.0
Retail REITs	5.4%
Affiliated Mutual Fund	1.1

100.5
Liabilities in excess of other assets	(0.5)

100.0%

See Notes to Financial Statements.

PGIM US Real Estate Fund	17

Statement of Assets & Liabilities

as of March 31, 2019

Assets
Investments at value:
Unaffiliated investments (cost $22,371,179)	$27,269,170
Affiliated investments (cost $289,096)	289,096
Dividends receivable	126,583
Receivable for Fund shares sold	5,197
Due from Manager	368
Prepaid expenses	377

Total Assets	27,690,791

Liabilities
Payable for investments purchased	205,037
Custodian and accounting fees payable	20,082
Registration fee payable	16,750
Accrued expenses and other liabilities	10,917
Affiliated transfer agent fee payable	2,608
Distribution fee payable	2,394
Payable for Fund shares reacquired	805

Total Liabilities	258,593

Net Assets	$27,432,198

Net assets were comprised of:
Shares of beneficial interest, at par	$2,088
Paid-in capital in excess of par	22,431,721
Total distributable earnings (loss)	4,998,389

Net assets, March 31, 2019	$27,432,198

See Notes to Financial Statements.

18

Class A
Net asset value and redemption price per share, ($4,735,302 ÷ 360,383 shares of beneficial interest issued and outstanding)	$13.14
Maximum sales charge (5.50% of offering price)	0.76

Maximum offering price to public	$13.90

Class B
Net asset value, offering price and redemption price per share,
($571,781 ÷ 44,430 shares of beneficial interest issued and outstanding)	$12.87

Class C
Net asset value, offering price and redemption price per share,
($1,135,381 ÷ 88,398 shares of beneficial interest issued and outstanding)	$12.84

Class Z
Net asset value, offering price and redemption price per share,
($20,977,637 ÷ 1,593,929 shares of beneficial interest issued and outstanding)	$13.16

Class R6
Net asset value, offering price and redemption price per share,
($12,097 ÷ 919 shares of beneficial interest issued and outstanding)	$13.16

See Notes to Financial Statements.

PGIM US Real Estate Fund	19

Statement of Operations

Year Ended March 31, 2019

Net Investment Income (Loss)
Income
Unaffiliated dividend income	$659,580
Affiliated dividend income	5,545

Total income	665,125

Expenses
Management fee	172,446
Distribution fee(a)	28,589
Registration fees(a)	70,925
Custodian and accounting fees	61,828
Audit fee	25,688
Shareholders’ reports	24,428
Transfer agent’s fees and expenses (including affiliated expense of $12,345)(a)	18,662
Legal fees and expenses	17,522
Trustees’ fees	12,430
Miscellaneous	17,317

Total expenses	449,835
Less: Fee waiver and/or expense reimbursement(a)	(191,265)
Distribution fee waiver(a)	(2,115)

Net expenses	256,455

Net investment income (loss)	408,670

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	1,228,528
Foreign currency transactions	(518)

1,228,010

Net change in unrealized appreciation (depreciation) on:
Investments	3,591,535
Foreign currencies	(5)

3,591,530

Net gain (loss) on investment and foreign currency transactions	4,819,540

Net Increase (Decrease) In Net Assets Resulting From Operations	$5,228,210

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class Z	Class R6
Distribution fee	12,691	6,424	9,474	—	—
Registration fees	14,185	14,185	14,185	14,185	14,185
Transfer agent’s fees and expenses	12,110	2,233	2,211	2,042	66
Fee waiver and/or expense reimbursement	(44,965)	(19,268)	(20,594)	(92,142)	(14,296)
Distribution fee waiver	(2,115)	—	—	—	—

See Notes to Financial Statements.

20

Statements of Changes in Net Assets

	Year Ended March 31,

	2019	2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$408,670	$371,802
Net realized gain (loss) on investment and foreign currency transactions	1,228,010	123,022
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	3,591,530	(927,639)

Net increase (decrease) in net assets resulting from operations	5,228,210	(432,815)

Dividends and Distributions
Distributions from distributable earnings*
Class A	(195,526)	—
Class B	(24,630)	—
Class C	(38,028)	—
Class Z	(839,636)	—
Class R6	(526)	—

	(1,098,346)	—

Dividends from net investment income*
Class A		(49,977)
Class B		(5,635)
Class C		(7,078)
Class Z		(215,378)
Class R6		(133)

	*	(278,201)

Distributions from net realized gains*
Class A		(210,157)
Class B		(45,310)
Class C		(55,167)
Class Z		(794,247)
Class R6		(493)

	*	(1,105,374)

See Notes to Financial Statements.

PGIM US Real Estate Fund	21

Statements of Changes in Net Assets (continued)

	Year Ended March 31,

	2019		2018
Fund share transactions (Net of share conversions)
Net proceeds from shares sold		$3,095,291	$640,396
Net asset value of shares issued in reinvestment of dividends and distributions		1,097,576	1,378,664
Cost of shares reacquired		(1,978,612)	(3,001,058)

Net increase (decrease) in net assets from Fund share transactions		2,214,255	(981,998)

Total increase (decrease)		6,344,119	(2,798,388)

Net Assets:
Beginning of year		21,088,079	23,886,467

End of year(a)		$27,432,198	$21,088,079

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$93,559

*	For the year ended March 31, 2019, the disclosures have been revised to reflect revisions to Regulation S-X adopted by the SEC in 2018 (refer to Note 9).

See Notes to Financial Statements.

22

Notes to Financial Statements

Prudential Investment Portfolios 12 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on October 24, 1997. The Trust currently consists of the following six series: PGIM QMA Large-Cap Core Equity PLUS Fund, PGIM QMA Long-Short Equity Fund and PGIM Short Duration Muni High Income Fund, each of which are diversified funds and PGIM Global Real Estate Fund, PGIM Jennison Technology Fund and PGIM US Real Estate Fund, each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM US Real Estate Fund (the “Fund”). Effective June 11, 2018, the names of the Fund and the other funds which comprise the Trust were changed by replacing “Prudential” with “PGIM” in each fund’s name and each fund’s Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is capital appreciation and income.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM US Real Estate Fund	23

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

24

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the

PGIM US Real Estate Fund	25

Notes to Financial Statements (continued)

results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invests in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal

26

income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Tax reform legislation commonly referred to as the Tax Cuts and Jobs Act permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends, but did not permit regulated investment companies (“RICs”) paying dividends attributable to such income to pass through this special treatment to its shareholders. On January 18, 2019, the Internal Revenue Service issued regulations that permit RICs to pass through “qualified REIT dividends” to their shareholders.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the Subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Real Estate unit. The subadvisory agreement provides that PGIM Real Estate will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM Real Estate is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM Real Estate, the cost of compensation of officers of the Fund,

PGIM US Real Estate Fund	27

Notes to Financial Statements (continued)

occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.75% of the Fund’s average daily net assets up to and including $1 billion, 0.73% on the next $2 billion of average daily net assets, 0.71% on the next $2 billion of average daily net assets, 0.70% on the next $5 billion of average daily net assets and 0.69% on the average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.75% for the year ended March 31, 2019.

The Manager has contractually agreed, through July 31, 2019, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.25% of average daily net assets for Class A shares, 2.00% of average daily net assets for Class B shares 2.00% of average daily net assets for Class C shares, 1.00% of average daily net assets for Class Z shares, and 1.00% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Effective April 1, 2019 this waiver agreement was extended through July 31, 2020.

Where applicable, the Manager voluntarily agreed through March 31, 2019, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective April 1, 2019 this voluntary agreement became part of the Fund’s contractual waiver agreement through July 31, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by

28

PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. PIMS has contractually agreed through July 31, 2020 to limit such fees to 0.25% of the average daily net assets of the Class A shares.

For the year ended March 31, 2019, PIMS received $5,718 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended March 31, 2019, PIMS received $1,024 and $36 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. Any 17a-7 transactions for the reporting period are disclosed in the “Portfolio Securities” note, below.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying fund, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

PGIM US Real Estate Fund	29

Notes to Financial Statements (continued)

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended March 31, 2019, were $37,220,443 and $35,459,098, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended March 31, 2019, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund
$390,119	$8,957,856	$9,058,879	$—	$—	$289,096	289,096	$5,545

For the year ended March 31, 2019, no 17a-7 transactions were entered into by the Fund.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended March 31, 2019, the tax character of dividends paid by the Fund were $664,697 of ordinary income and $433,649 of long-term capital gains. For the year ended March 31, 2018, the tax character of dividends paid by the Fund were $282,994 of ordinary income and $1,100,581 of long-term capital gains.

As of March 31, 2019, the accumulated undistributed earnings on a tax basis were $165,108 of ordinary income and $16,579 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of March 31, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$22,741,564	$4,914,414	$(97,712)	$4,816,702

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales.

30

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share.

As of March 31, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 1,412,228 Class Z shares and 919 Class R6 shares of the Fund. At reporting period end, two shareholders of record, each holding greater than 5% of the Fund, held 74% of the Fund’s outstanding shares, of which 68% were held by an affiliate of Prudential.

PGIM US Real Estate Fund	31

Notes to Financial Statements (continued)

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended March 31, 2019:
Shares sold	70,301	$862,796
Shares issued in reinvestment of dividends and distributions	16,740	194,981
Shares reacquired	(60,405)	(718,202)

Net increase (decrease) in shares outstanding before conversion	26,636	339,575
Shares issued upon conversion from other share class(es)	8,642	105,884
Shares reacquired upon conversion into other share class(es)	(31,385)	(363,821)

Net increase (decrease) in shares outstanding	3,893	$81,638

Year ended March 31, 2018:
Shares sold	31,313	$377,933
Shares issued in reinvestment of dividends and distributions	21,380	257,483
Shares reacquired	(100,575)	(1,218,634)

Net increase (decrease) in shares outstanding before conversion	(47,882)	(583,218)
Shares issued upon conversion from other share class(es)	1,086	12,656
Shares reacquired upon conversion into other share class(es)	(1,756)	(20,301)

Net increase (decrease) in shares outstanding	(48,552)	$(590,863)

Class B
Year ended March 31, 2019:
Shares sold	466	$5,500
Shares issued in reinvestment of dividends and distributions	2,151	24,624
Shares reacquired	(20,315)	(234,544)

Net increase (decrease) in shares outstanding before conversion	(17,698)	(204,420)
Shares reacquired upon conversion into other share class(es)	(8,813)	(105,884)

Net increase (decrease) in shares outstanding	(26,511)	$(310,304)

Year ended March 31, 2018:
Shares sold	854	$10,394
Shares issued in reinvestment of dividends and distributions	4,216	49,811
Shares reacquired	(25,271)	(298,628)

Net increase (decrease) in shares outstanding before conversion	(20,201)	(238,423)
Shares reacquired upon conversion into other share class(es)	(1,106)	(12,656)

Net increase (decrease) in shares outstanding	(21,307)	$(251,079)

Class C
Year ended March 31, 2019:
Shares sold	19,100	$229,251
Shares issued in reinvestment of dividends and distributions	3,327	38,000
Shares reacquired	(21,841)	(251,878)

Net increase (decrease) in shares outstanding	586	$15,373

Year ended March 31, 2018:
Shares sold	6,558	$78,894
Shares issued in reinvestment of dividends and distributions	5,236	61,754
Shares reacquired	(51,214)	(608,394)

Net increase (decrease) in shares outstanding before conversion	(39,420)	(467,746)
Shares reacquired upon conversion into other share class(es)	(3,122)	(38,594)

Net increase (decrease) in shares outstanding	(42,542)	$(506,340)

32

Class Z	Shares	Amount
Year ended March 31, 2019:
Shares sold	162,454	$1,997,744
Shares issued in reinvestment of dividends and distributions	72,024	839,444
Shares reacquired	(65,531)	(773,988)

Net increase (decrease) in shares outstanding before conversion	168,947	2,063,200
Shares issued upon conversion from other share class(es)	31,332	363,821

Net increase (decrease) in shares outstanding	200,279	$2,427,021

Year ended March 31, 2018:
Shares sold	13,610	$163,175
Shares issued in reinvestment of dividends and distributions	83,673	1,008,990
Shares reacquired	(73,051)	(875,402)

Net increase (decrease) in shares outstanding before conversion	24,232	296,763
Shares issued upon conversion from other share class(es)	4,806	58,895

Net increase (decrease) in shares outstanding	29,038	$355,658

Class R6
Year ended March 31, 2019:
Shares issued in reinvestment of dividends and distributions	45	$527

Net increase (decrease) in shares outstanding	45	$527

Period ended March 31, 2018*:
Shares sold	822	$10,000
Shares issued in reinvestment of dividends and distributions	52	626

Net increase (decrease) in shares outstanding	874	$10,626

*	Commencement of offering was May 25, 2017.

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager

PGIM US Real Estate Fund	33

Notes to Financial Statements (continued)

to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the year ended March 31, 2019. The average daily balance for the 5 days that the Fund had loans outstanding during the period was approximately $107,000, borrowed at a weighted average interest rate of 3.57%. The maximum loan outstanding amount during the period was $107,000. At March 31, 2019, the Fund did not have an outstanding loan amount.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-diversification Risk: A non-diversified Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

34

Risks of Investing in equity REITs: Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which it invests, in addition to the expenses of the Fund.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. The Manager has adopted the amendments and reflected them in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019,

PGIM US Real Estate Fund	35

Notes to Financial Statements (continued)

and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, the Manager is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

36

Financial Highlights

Class A Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.05	$12.01	$13.71	$14.80	$12.78
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.18	0.06	0.21	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.47	(0.41)	0.07	(0.11)	2.74
Total from investment operations	2.66	(0.23)	0.13	0.10	2.89
Less Dividends and Distributions:
Dividends from net investment income	(0.19)	(0.13)	(0.27)	(0.14)	(0.13)
Distributions from net realized gains	(0.38)	(0.60)	(1.56)	(1.05)	(0.74)
Total dividends and distributions	(0.57)	(0.73)	(1.83)	(1.19)	(0.87)
Net asset value, end of year	$13.14	$11.05	$12.01	$13.71	$14.80
Total Return(b):	24.76%	(2.36)%	1.01%	1.28%	23.06%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,735	$3,938	$4,863	$5,013	$6,502
Average net assets (000)	$4,230	$4,492	$5,555	$4,850	$4,728
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.25%	1.25%	1.34%	1.61% (e)	1.60%
Expenses before waivers and/or expense reimbursement	2.36%	2.22%	1.92%	1.73% (e)	1.85%
Net investment income (loss)	1.63%	1.49%	0.43%	1.53%	1.06%
Portfolio turnover rate(f)	154%	92%	122%	156%	98%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes 0.01% of loan interest expense.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM US Real Estate Fund	37

Financial Highlights (continued)

Class B Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.83	$11.81	$13.51	$14.62	$12.67
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.08	(0.04)	0.11	0.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.43	(0.39)	0.07	(0.11)	2.69
Total from investment operations	2.52	(0.31)	0.03	-	2.74
Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.07)	(0.17)	(0.06)	(0.05)
Distributions from net realized gains	(0.38)	(0.60)	(1.56)	(1.05)	(0.74)
Total dividends and distributions	(0.48)	(0.67)	(1.73)	(1.11)	(0.79)
Net asset value, end of year	$12.87	$10.83	$11.81	$13.51	$14.62
Total Return(b):	23.85%	(3.11)%	0.26%	0.52%	22.05%

Ratios/Supplemental Data:
Net assets, end of year (000)	$572	$768	$1,089	$1,276	$1,814
Average net assets (000)	$642	$975	$1,240	$1,443	$1,480
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.00%	2.00%	2.09%	2.36% (e)	2.35%
Expenses before waivers and/or expense reimbursement	5.00%	3.21%	2.61%	2.43% (e)	2.55%
Net investment income (loss)	0.78%	0.72%	(0.35)%	0.80%	0.35%
Portfolio turnover rate(f)	154%	92%	122%	156%	98%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes 0.01% of loan interest expense.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

38

Class C Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.81	$11.79	$13.49	$14.60	$12.65
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.08	(0.05)	0.11	0.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.41	(0.39)	0.08	(0.11)	2.70
Total from investment operations	2.51	(0.31)	0.03	-	2.74
Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.07)	(0.17)	(0.06)	(0.05)
Distributions from net realized gains	(0.38)	(0.60)	(1.56)	(1.05)	(0.74)
Total dividends and distributions	(0.48)	(0.67)	(1.73)	(1.11)	(0.79)
Net asset value, end of year	$12.84	$10.81	$11.79	$13.49	$14.60
Total Return(b):	23.81%	(3.11)%	0.26%	0.53%	22.09%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,135	$949	$1,536	$1,491	$1,769
Average net assets (000)	$947	$1,294	$1,669	$1,543	$1,244
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.00%	2.00%	2.08%	2.36% (e)	2.35%
Expenses before waivers and/or expense reimbursement	4.17%	3.10%	2.62%	2.43% (e)	2.55%
Net investment income (loss)	0.89%	0.69%	(0.39)%	0.80%	0.31%
Portfolio turnover rate(f)	154%	92%	122%	156%	98%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes 0.01% of loan interest expense.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM US Real Estate Fund	39

Financial Highlights (continued)

Class Z Shares
	Year Ended March 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.07	$12.02	$13.72	$14.80	$12.79
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.21	0.08	0.26	0.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.46	(0.40)	0.09	(0.12)	2.72
Total from investment operations	2.69	(0.19)	0.17	0.14	2.91
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.16)	(0.31)	(0.17)	(0.16)
Distributions from net realized gains	(0.38)	(0.60)	(1.56)	(1.05)	(0.74)
Total dividends and distributions	(0.60)	(0.76)	(1.87)	(1.22)	(0.90)
Net asset value, end of year	$13.16	$11.07	$12.02	$13.72	$14.80
Total Return(b):	25.03%	(2.09)%	1.26%	1.56%	23.27%

Ratios/Supplemental Data:
Net assets, end of year (000)	$20,978	$15,422	$16,397	$35,941	$35,218
Average net assets (000)	$17,162	$16,394	$22,153	$36,976	$29,979
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.00%	1.00%	1.13%	1.36% (e)	1.35%
Expenses before waivers and/or expense reimbursement	1.54%	1.80%	1.56%	1.43% (e)	1.55%
Net investment income (loss)	1.90%	1.76%	0.63%	1.90%	1.34%
Portfolio turnover rate(f)	154%	92%	122%	156%	98%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes 0.01% of loan interest expense.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

40

Class R6 Shares
	Year Ended March 31, 2019	May 25, 2017(a) through March 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$11.06	$12.16
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.48	(0.54)
Total from investment operations	2.70	(0.34)
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.16)
Distributions from net realized gains	(0.38)	(0.60)
Total dividends and distributions	(0.60)	(0.76)
Net asset value, end of period	$13.16	$11.06
Total Return(c):	25.14%	(3.31)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$12	$10
Average net assets (000)	$11	$10
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.00%	1.00% (f)
Expenses before waivers and/or expense reimbursement	135.20%	115.13% (f)
Net investment income (loss)	1.88%	1.93% (f)
Portfolio turnover rate(g)	154%	92%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM US Real Estate Fund	41

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM US Real Estate Fund

and the Board of Trustees of Prudential Investment Portfolios 12:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM US Real Estate Fund (formerly Prudential US Real Estate Fund) (the Fund), a series of Prudential Investment Portfolios 12, including the schedule of investments, as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian, transfer agents, or brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

May 15, 2019

42

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended March 31, 2019, the Fund reported the maximum amount allowed per share but not less than $0.23 per share for Class A, B, C, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

The Fund designates 66.68% as qualified business income.

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

PGIM US Real Estate Fund	43

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM US Real Estate Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM US Real Estate Fund

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

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Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres* 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM US Real Estate Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Chad A. Earnst 8/14/75 Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; Global Head of Compliance for PGIM, Inc. (July 2018-Present); formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso 8/19/74 Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Peter Parrella 8/21/58 Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within PGIM Investments Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin 7/10/61 Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within PGIM Investments Fund Administration.	Since April 2014

Kelly A. Coyne 9/8/68 Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM US Real Estate Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Deputy Chief Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer • Charles H. Smith, Anti-Money Laundering Compliance Officer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Real Estate	7 Giralda Farms Madison, NJ 07940

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM US Real Estate Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at sec.gov. Beginning with reporting periods on or after March 31, 2019, Form N-PORT will replace Form N-Q. Form N-PORT will be filed with the Securities and Exchange Commission quarterly, and each Fund’s full portfolio holdings as of its first and third quarters of each fiscal year will be made publicly available 60 days after the end of each quarter. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM US REAL ESTATE FUND

SHARE CLASS	A	B	C	Z	R6*
NASDAQ	PJEAX	PJEBX	PJECX	PJEZX	PJEQX
CUSIP	744336603	744336702	744336801	744336884	744336751

*Formerly known as Class Q shares.

MF209E

PGIM QMA LONG-SHORT EQUITY FUND

(Formerly known as Prudential QMA Long-Short Equity Fund)

ANNUAL REPORT

MARCH 31, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Long-term capital appreciation

Highlights (unaudited)

•	During the reporting period, the Fund’s long positions in high-quality stocks and short positions in low-quality stocks helped performance.

•	QMA favors stocks that are inexpensive relative to industry peers, and short sells expensive stocks. Over the period, this relative value strategy was not profitable.

•

QMA evaluates stocks based on future growth expectations. Over the period, favoring stocks with improving earnings expectations and shorting companies with deteriorating expectations was not profitable.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2019 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM QMA Long-Short Equity Fund	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM QMA Long-Short Equity Fund informative and useful. The report covers performance for the 12-month period that ended March 31, 2019.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming was part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

Global economic performance diverged during the reporting period. In the US, growth remained healthy with strong corporate profits and rising employment. The Federal Reserve hiked interest rate targets three times during the period, based on a strengthening labor market and rising economic activity. Growth in many other regions weakened. China showed signs of slowing amid trade tensions with the US, and turmoil grew in Great Britain as it negotiated an exit from the European Union. Sharp declines in crude oil prices during the latter half of the period provided economic support for many oil-importing countries.

Despite the growing US economy, volatility returned to the equity markets during the period. After corporate tax cuts and regulatory reforms helped boost US stocks early in the period, equities declined significantly at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year. For the period overall, equities rose in US markets but fell in both developed foreign markets and emerging markets.

The overall US bond market posted healthy returns during the period, led by high yield corporate, municipal, and investment-grade corporate bonds. Globally, bonds in developed markets fell slightly, but emerging markets debt denominated in hard currencies delivered solid gains. A major trend during the period was the flattening of the US Treasury yield curve, as the yield on fixed income investments with shorter maturities rose and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart Parker, President

PGIM QMA Long-Short Equity Fund

May 15, 2019

*The Prudential Day One Funds did not change their names.

PGIM QMA Long-Short Equity Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 3/31/19 (with sales charges)
	One Year (%)	Since Inception (%)
Class A	–5.44	4.20 (5/29/14)
Class C	–1.65	4.64 (5/29/14)
Class Z	0.38	5.70 (5/29/14)
Class R6*	0.38	3.33 (5/25/17)
S&P 500 Index
	9.49	—
Customized Blend Index
	6.06	—
Lipper Alternative Long/Short Equity Funds Average
	0.85	—

	Average Annual Total Returns as of 3/31/19 (without sales charges)
	One Year (%)	Since Inception (%)
Class A	0.06	5.43 (5/29/14)
Class C	–0.68	4.64 (5/29/14)
Class Z	0.38	5.70 (5/29/14)
Class R6*	0.38	3.33 (5/25/17)
S&P 500 Index
	9.49	—
Customized Blend Index
	6.06	—
Lipper Alternative Long/Short Equity Funds Average
	0.85	—

*Formerly known as Class Q shares.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the PGIM QMA Long-Short Equity Fund (Class Z shares) with a similar investment in the S&P 500 Index and the Customized Blend Index, by portraying the initial account values at the commencement of operations for Class Z shares (May 29, 2014) and the account values at the end of the current fiscal year (March 31, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

1Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2019. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” and “FTSE Russell®” are trademark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. “TMX®” is a trademark of TSX, Inc. and used by the LSE Group under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor, or endorse the content of this communication.

PGIM QMA Long-Short Equity Fund	7

Your Fund’s Performance (continued)

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the class’ inception date.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6*
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

*Formerly known as Class Q.

Benchmark Definitions

Customized Blend Index—The Customized Blend Index (the Index) is a model portfolio consisting of the S&P 500 Index (50%), which is unmanaged and provides a broad indicator of stock price movements, and the FTSE 3-Month Treasury Bill Index (50%), which is unmanaged and represents monthly return equivalents of yield averages of the last three-month Treasury bill issues. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class A, C, and Z shares is 5.73% and 6.64% for Class R6 shares.

S&P 500 Index—The S&P 500 Index (the Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class A, C, and Z shares is 10.59% and 11.37% for Class R6 shares.

Lipper Alternative Long/Short Equity Funds Average—The Lipper Alternative Long/Short Equity Funds Average (Lipper Average) is based on an average return of all funds in the Lipper Alternative Long/Short Equity Funds universe for the periods noted. Funds in the Lipper Alternative Long/Short Equity Funds universe employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The average annual total return for the Average measured from the month-end closest to the inception date of the Fund’s Class A, C, and Z shares is 3.33% and 3.42% for Class R6 shares.

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Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings—Long Positions* expressed as a percentage of net assets as of 3/31/19 (%)
Microsoft Corp., Software	3.2
Facebook, Inc. (Class A Stock), Interactive Media & Services	2.2
Intel Corp., Semiconductors & Semiconductor Equipment	1.9
Bank of America Corp., Banks	1.8
Merck & Co., Inc., Pharmaceuticals	1.7

Holdings reflect only long-term investments and are subject to change.

Five Largest Holdings—Short Positions** expressed as a percentage of net assets as of 3/31/19 (%)
Alnylam Pharmaceuticals, Inc., Biotechnology	(1.4)
Square, Inc. (Class A Stock), IT Services	(1.4)
Zendesk, Inc., Software	(1.3)
Wayfair, Inc. (Class A Stock), Internet & Direct Marketing Retail	(1.3)
Advanced Micro Devices, Inc., Semiconductors & Semiconductor Equipment	(1.2)

Five Largest Industries expressed as a percentage of net assets as of 3/31/19 (%)
Software	9.6
Biotechnology	6.1
Health Care Equipment & Supplies	5.1
Oil, Gas & Consumable Fuels	5.1
Internet & Direct Marketing Retail	4.8

Industry weightings reflect only long-term investments and are subject to change.

*A long position is defined as buying shares of stock with the expectation of profiting when the share price appreciates and the shares are sold.

**A short position is defined as borrowing shares of stock and then selling those shares with the expectation of profiting when the share price depreciates and those shares can be bought back at a cheaper price. Short positions in the Fund are expressed as a negative percentage of net assets.

PGIM QMA Long-Short Equity Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM QMA Long-Short Equity Fund’s Class Z shares rose 0.38% for the 12-month reporting period that ended March 31, 2019, underperforming the 6.06% return of its Customized Blend Index (the Index), the 9.49% return of the S&P 500 Index, and the 0.85% return of the Lipper Alternative Long/Short Equity Funds Average.

What were market conditions?

•

US equities ended 2018 in negative territory, punctuated by a painful fourth quarter when investors fretted over threats to record-high profits, as well as increasing risks of slowing worldwide growth, global trade wars, and rising interest rates.

•

In January 2019, the Federal Reserve moderated its position for additional interest rate hikes for the remainder of the year. That stance, which was welcomed by investors concerned about overtightening as signs of slowing global growth emerged, along with subsiding threats of trade wars helped boost equity performance during this time.

•

Value factor investing, in which a strategy favors stocks that are reasonably priced relative to company fundamentals, was very profitable during the beginning of 2019, with value factors bouncing back from their 2018 struggles. However, the positive performance faded as the first quarter of 2019 progressed, with value yielding negative returns in most market segments from the beginning of the year through the end of the reporting period.

What worked?

•

QMA’s quantitative stock selection model evaluates companies based on relative value, growth, and quality criteria. QMA buys stocks of companies that have good value and quality along with solid growth prospects, and it avoids or short sells companies with the opposite characteristics. During the reporting period, the Fund’s long positions in high-quality stocks and short positions in low-quality stocks helped performance. This was especially true in the health care and information technology sectors during the fourth quarter of 2018, when equity prices fell sharply and higher-quality firms performed better.

•

The Fund holds about 100% of its value in attractive stocks, and holds short positions that vary between 20% and 80% of its value. A key benefit of the short positions is to hedge equity risk and deliver a smoother return pattern over time. When the market falls, short positions typically generate a positive return, buffering the generally negative return of the long positions. In October 2018, the Fund’ short exposure was tactically increased, helping cushion performance during the market downturn at the end of the year. The Fund’s short positions were then tactically decreased in early 2019, allowing more upside participation as the market rebounded. These shifts added to the Fund’s return.

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What didn’t work?

•

QMA favors stocks that are inexpensive relative to industry peers and short sells expensive stocks. Over the reporting period, this relative value strategy was not profitable. In general, stocks that were more expensive based on measures like forward price-to-earnings, price-to-book, and price-to-sales ratios outperformed those that were more reasonably priced.

•

QMA also evaluates stocks based on future growth expectations. Over the period, favoring stocks with improving earnings expectations and shorting companies with deteriorating expectations was not profitable.

•

The Fund’s stock selection in the information technology sector lagged the S&P 500 Index during the period, driven primarily by short positions in companies that had strong returns. The Fund avoided these companies because, despite their prospects for reasonable growth, they were very expensive relative to their peers. These expensive stocks continued to do well throughout the period, and the Fund held short positions in several of them, which had a negative impact on performance. The Fund’s long positions in the materials and industrials sectors struggled as well, primarily due to changing forward earnings expectations that were clouded by macro and US policy uncertainties.

Did the Fund hold derivatives and, if so, how did they affect performance?

The Fund held futures contracts on the S&P 500 Index. QMA used these instruments primarily to manage daily cash flows, provide liquidity, and equitize cash, and not as a means of adding value above the market return. Subsequently, the effect on performance was minimal relative to the broad market.

Current outlook

•

QMA’s stock selection strategy is designed to do well in most market conditions. The Fund holds many long and short positions in both growth and value stocks across the market capitalization spectrum. QMA believes that this diversification ensures that the Fund will not be overexposed to any one company or market segment, but will potentially benefit from exposure to attractive stocks that are expected to perform well.

•

Over the reporting period, value positions underperformed relative to historical trends. Stocks that were reasonably priced compared to industry peers returned less than their more expensive counterparts. QMA believes this is not a sustainable trend and is confident that continuing to follow its investment philosophy and process will be rewarded. Although the timing of a value turnaround is uncertain, the Fund is well positioned to take advantage when the market rewards inexpensive firms as it has in the past.

PGIM QMA Long-Short Equity Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended March 31, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

12	Visit our website at pgiminvestments.com

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA Long-Short Equity Fund		Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$971.20	2.10%	$10.32
	Hypothetical	$1,000.00	$1,014.46	2.10%	$10.55
Class C	Actual	$1,000.00	$967.80	2.85%	$13.98
	Hypothetical	$1,000.00	$1,010.72	2.85%	$14.29
Class Z	Actual	$1,000.00	$973.10	1.85%	$9.10
	Hypothetical	$1,000.00	$1,015.71	1.85%	$9.30
Class R6**	Actual	$1,000.00	$973.10	1.85%	$9.11
	Hypothetical	$1,000.00	$1,015.70	1.85%	$9.30

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended March 31, 2019, and divided by the 365 days in the Fund’s fiscal year ended March 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

PGIM QMA Long-Short Equity Fund	13

Schedule of Investments

as of March 31, 2019

Description	Shares	Value
LONG-TERM INVESTMENTS 97.4%

COMMON STOCKS

Aerospace & Defense 1.3%
AAR Corp.	13,600	$442,136
Arconic, Inc.	120,700	2,306,577
General Dynamics Corp.	12,700	2,149,856
Spirit AeroSystems Holdings, Inc. (Class A Stock)	12,200	1,116,666
Vectrus, Inc.*	10,700	284,513

		6,299,748

Air Freight & Logistics 0.4%
Hub Group, Inc. (Class A Stock)*	49,900	2,038,415

Airlines 0.4%
Southwest Airlines Co.	34,000	1,764,940

Automobiles 0.9%
General Motors Co.	117,400	4,355,540

Banks 3.3%
Associated Banc-Corp.	51,100	1,090,985
Bank of America Corp.(u)	334,700	9,234,373
KeyCorp	316,900	4,991,175
Popular, Inc. (Puerto Rico)	20,200	1,053,026

		16,369,559

Beverages 0.8%
Keurig Dr. Pepper, Inc.	38,600	1,079,642
Monster Beverage Corp.*	39,700	2,166,826
National Beverage Corp.	11,200	646,576

		3,893,044

Biotechnology 6.1%
Alexion Pharmaceuticals, Inc.*	52,500	7,096,950
Biogen, Inc.*	19,500	4,609,410
BioSpecifics Technologies Corp.*	1,900	118,427
Celgene Corp.*	89,100	8,405,694
Genomic Health, Inc.*	10,600	742,530
Gilead Sciences, Inc.	15,200	988,152
Incyte Corp.*	60,000	5,160,600
Vertex Pharmaceuticals, Inc.*	17,300	3,182,335

		30,304,098

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund	15

Schedule of Investments (continued)

as of March 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Building Products 1.2%
Continental Building Products, Inc.*	58,400	$1,447,736
NCI Building Systems, Inc.*	97,400	599,984
Resideo Technologies, Inc.*	195,300	3,767,337

		5,815,057

Capital Markets 1.4%
Ameriprise Financial, Inc.	41,000	5,252,100
LPL Financial Holdings, Inc.	26,600	1,852,690

		7,104,790

Chemicals 2.3%
Cabot Corp.	3,400	141,542
Huntsman Corp.	267,300	6,011,577
Mosaic Co. (The)	114,100	3,116,071
Trinseo SA	47,300	2,142,690

		11,411,880

Commercial Services & Supplies 0.2%
BrightView Holdings, Inc.*	42,700	614,880
Deluxe Corp.	3,800	166,136

		781,016

Communications Equipment 2.9%
Acacia Communications, Inc.*	8,000	458,800
Cisco Systems, Inc.	138,500	7,477,615
CommScope Holding Co., Inc.*	306,800	6,666,764

		14,603,179

Construction & Engineering 1.0%
EMCOR Group, Inc.	32,700	2,389,716
Fluor Corp.	72,100	2,653,280

		5,042,996

Consumer Finance 1.3%
Capital One Financial Corp.	38,800	3,169,572
OneMain Holdings, Inc.	97,000	3,079,750

		6,249,322

See Notes to Financial Statements.

16

Description	Shares	Value
COMMON STOCKS (Continued)

Containers & Packaging 0.3%
Greif, Inc. (Class A Stock)	33,500	$1,381,875

Distributors 1.4%
Genuine Parts Co.	53,500	5,993,605
LKQ Corp.*	30,700	871,266

		6,864,871

Diversified Consumer Services 0.2%
Adtalem Global Education, Inc.*	27,000	1,250,640

Diversified Telecommunication Services 0.1%
ATN International, Inc.	9,200	518,788

Electrical Equipment 0.2%
Atkore International Group, Inc.*	53,700	1,156,161

Electronic Equipment, Instruments & Components 2.5%
Anixter International, Inc.*	22,800	1,279,308
CDW Corp.	62,400	6,013,488
ScanSource, Inc.*	17,600	630,432
SYNNEX Corp.	39,200	3,739,288
Tech Data Corp.*	5,600	573,496

		12,236,012

Energy Equipment & Services 0.7%
Archrock, Inc.	178,700	1,747,686
Matrix Service Co.*	30,100	589,358
Superior Energy Services, Inc.*	85,700	400,219
TechnipFMC PLC (United Kingdom)	10,100	237,552
Unit Corp.*	40,400	575,296

		3,550,111

Entertainment 1.7%
Viacom, Inc. (Class B Stock)	40,500	1,136,835
Walt Disney Co. (The)	68,000	7,550,040

		8,686,875

Equity Real Estate Investment Trusts (REITs) 2.3%
Franklin Street Properties Corp.	65,200	468,788
GEO Group, Inc. (The)	106,200	2,039,040
Ryman Hospitality Properties, Inc.	42,900	3,528,096

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund	17

Schedule of Investments (continued)

as of March 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
Spirit Realty Capital, Inc.	95,760	$3,804,545
Xenia Hotels & Resorts, Inc.	76,500	1,676,115

		11,516,584

Food Products 2.2%
Archer-Daniels-Midland Co.	78,400	3,381,392
Campbell Soup Co.	58,900	2,245,857
J.M. Smucker Co. (The)	10,100	1,176,650
Pilgrim’s Pride Corp.*	99,300	2,213,397
Tyson Foods, Inc. (Class A Stock)	27,800	1,930,154

		10,947,450

Gas Utilities 0.6%
UGI Corp.	49,700	2,754,374

Health Care Equipment & Supplies 5.1%
Becton, Dickinson & Co.	4,700	1,173,731
Cooper Cos., Inc. (The)	3,800	1,125,446
Hologic, Inc.*	38,500	1,863,400
IDEXX Laboratories, Inc.*	14,200	3,175,120
Integer Holdings Corp.*	4,700	354,474
Masimo Corp.*	3,000	414,840
Medtronic PLC	74,300	6,767,244
STERIS PLC	34,000	4,353,020
Zimmer Biomet Holdings, Inc.	47,800	6,104,060

		25,331,335

Health Care Providers & Services 1.3%
CVS Health Corp.	93,200	5,026,276
MEDNAX, Inc.*	31,700	861,289
Molina Healthcare, Inc.*	2,400	340,704

		6,228,269

Health Care Technology 0.5%
HealthStream, Inc.*	1,600	44,896
HMS Holdings Corp.*	79,600	2,356,956

		2,401,852

Hotels, Restaurants & Leisure 2.9%
Bloomin’ Brands, Inc.	196,400	4,016,380

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
Extended Stay America, Inc., UTS	202,300	$3,631,285
Hilton Worldwide Holdings, Inc.	5,500	457,105
Norwegian Cruise Line Holdings Ltd.*	43,000	2,363,280
Royal Caribbean Cruises Ltd.	33,600	3,851,232

		14,319,282

Household Durables 0.0%
Toll Brothers, Inc.	5,800	209,960

Independent Power & Renewable Electricity Producers 2.3%
AES Corp.	239,300	4,326,544
NRG Energy, Inc.	163,800	6,958,224

		11,284,768

Industrial Conglomerates 0.4%
General Electric Co.	211,700	2,114,883

Insurance 2.1%
American Equity Investment Life Holding Co.	10,400	281,008
CNO Financial Group, Inc.	20,200	326,836
MetLife, Inc.	118,900	5,061,573
Unum Group	139,700	4,726,051

		10,395,468

Interactive Media & Services 4.7%
Alphabet, Inc. (Class A Stock)*	2,700	3,177,603
Alphabet, Inc. (Class C Stock)*	6,562	7,699,260
Facebook, Inc. (Class A Stock)*(u)	65,200	10,868,188
TripAdvisor, Inc.*	34,900	1,795,605

		23,540,656

Internet & Direct Marketing Retail 4.8%
1-800-Flowers.com, Inc. (Class A Stock)*	31,700	577,891
Amazon.com, Inc.*	700	1,246,525
Booking Holdings, Inc.*	3,600	6,281,676
eBay, Inc.	175,000	6,499,500
Expedia Group, Inc.	42,200	5,021,800
Qurate Retail, Inc.*	255,400	4,081,292

		23,708,684

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund	19

Schedule of Investments (continued)

as of March 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

IT Services 3.9%
Booz Allen Hamilton Holding Corp.	13,400	$779,076
Cognizant Technology Solutions Corp. (Class A Stock)	61,000	4,419,450
Conduent, Inc.*	66,000	912,780
CoreLogic, Inc.*	21,100	786,186
DXC Technology Co.	84,400	5,427,764
International Business Machines Corp.	48,200	6,801,020

		19,126,276

Life Sciences Tools & Services 2.8%
Charles River Laboratories International, Inc.*	13,000	1,888,250
IQVIA Holdings, Inc.*	13,600	1,956,360
PRA Health Sciences, Inc.*	46,700	5,150,543
Thermo Fisher Scientific, Inc.	18,800	5,145,936

		14,141,089

Machinery 1.6%
Cummins, Inc.	27,100	4,278,277
Global Brass & Copper Holdings, Inc.	17,600	606,144
Meritor, Inc.*	31,800	647,130
Milacron Holdings Corp.*	11,800	133,576
Mueller Industries, Inc.	9,700	303,998
Navistar International Corp.*	5,300	171,190
Oshkosh Corp.	22,400	1,682,912
Wabash National Corp.	8,000	108,400

		7,931,627

Media 0.0%
WideOpenWest, Inc.*	20,500	186,550

Metals & Mining 1.1%
Steel Dynamics, Inc.	162,000	5,713,740

Mortgage Real Estate Investment Trusts (REITs) 0.1%
Western Asset Mortgage Capital Corp.	45,300	463,419

Multiline Retail 0.2%
Big Lots, Inc.	28,800	1,094,976

Multi-Utilities 0.5%
MDU Resources Group, Inc.	100,400	2,593,332

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels 5.1%
Antero Resources Corp.*	61,600	$543,928
Chevron Corp.	65,000	8,006,700
CONSOL Energy, Inc.*	10,200	349,044
HollyFrontier Corp.	9,800	482,846
Kinder Morgan, Inc.	274,900	5,500,749
Marathon Petroleum Corp.	70,500	4,219,425
Phillips 66	44,600	4,244,582
World Fuel Services Corp.	59,400	1,716,066

		25,063,340

Personal Products 0.0%
Avon Products, Inc. (United Kingdom)*	8,200	24,108

Pharmaceuticals 1.8%
Horizon Pharma PLC*	11,500	303,945
Merck & Co., Inc.(u)	101,400	8,433,438

		8,737,383

Professional Services 1.1%
Insperity, Inc.	25,900	3,202,794
Korn Ferry	54,000	2,418,120

		5,620,914

Semiconductors & Semiconductor Equipment 3.0%
Amkor Technology, Inc.*	14,100	120,414
Intel Corp.(u)	172,800	9,279,360
Versum Materials, Inc.	107,900	5,428,449

		14,828,223

Software 9.6%
CDK Global, Inc.	34,300	2,017,526
Cision Ltd.*	84,100	1,158,057
Intuit, Inc.	3,600	941,076
LogMeIn, Inc.	57,900	4,637,790
Manhattan Associates, Inc.*	16,900	931,359
Microsoft Corp.(u)	133,400	15,733,196
Nuance Communications, Inc.*	66,200	1,120,766
Oracle Corp.	148,900	7,997,419
Progress Software Corp.	14,800	656,676
SS&C Technologies Holdings, Inc.	83,500	5,318,115

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund	21

Schedule of Investments (continued)

as of March 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Software (cont’d.)
Symantec Corp.	226,900	$5,216,431
Synopsys, Inc.*	16,100	1,853,915

		47,582,326

Specialty Retail 0.7%
Asbury Automotive Group, Inc.*	17,500	1,213,800
J. Jill, Inc.	43,700	239,913
Michaels Cos., Inc. (The)*	168,700	1,926,554

		3,380,267

Technology Hardware, Storage & Peripherals 1.9%
Apple, Inc.	13,100	2,488,345
Dell Technologies, Inc. (Class C Stock)*	83,000	4,871,270
Diebold Nixdorf, Inc.	21,500	238,005
HP, Inc.	92,600	1,799,218

		9,396,838

Textiles, Apparel & Luxury Goods 0.5%
PVH Corp.	18,700	2,280,465

Thrifts & Mortgage Finance 0.5%
Radian Group, Inc.	125,400	2,600,796

Trading Companies & Distributors 1.4%
BMC Stock Holdings, Inc.*	60,500	1,069,035
GMS, Inc.*	101,200	1,530,144
Veritiv Corp.*	8,200	215,824
WESCO International, Inc.*	78,600	4,166,586

		6,981,589

Wireless Telecommunication Services 1.8%
Shenandoah Telecommunications Co.	24,100	1,069,076
Telephone & Data Systems, Inc.	92,400	2,839,452
T-Mobile US, Inc.*	73,400	5,071,940

		8,980,468

TOTAL LONG-TERM INVESTMENTS (cost $445,628,967)		483,160,208

See Notes to Financial Statements.

22

Description			Shares	Value
SHORT-TERM INVESTMENTS 0.5%

AFFILIATED MUTUAL FUND 0.3%
PGIM Core Ultra Short Bond Fund (cost $1,606,509)(w)			1,606,509	$1,606,509

	Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) 0.2%
U.S. Treasury Bills (cost $795,711)	2.427%	06/20/19	800	795,797

TOTAL SHORT-TERM INVESTMENTS (cost $2,402,220)				2,402,306

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT (cost $448,031,187)				485,562,514

			Shares

SECURITIES SOLD SHORT (55.0)%

COMMON STOCKS

Aerospace & Defense (0.4)%
Axon Enterprise, Inc.*			8,900	(484,249)
Kratos Defense & Security Solutions, Inc.*			86,100	(1,345,743)

				(1,829,992)

Auto Components (0.7)%
Dorman Products, Inc.*			11,500	(1,013,035)
LCI Industries			2,200	(169,004)
Motorcar Parts of America, Inc.*			16,400	(309,468)
Visteon Corp.*			25,600	(1,724,160)

				(3,215,667)

Banks (2.8)%
Bank of Hawaii Corp.			20,600	(1,624,722)
Columbia Banking System, Inc.			52,200	(1,706,418)
Commerce Bancshares, Inc.			47,500	(2,757,850)
Community Bank System, Inc.			4,600	(274,942)
Cullen/Frost Bankers, Inc.			31,100	(3,018,877)
CVB Financial Corp.			9,000	(189,450)
Eagle Bancorp, Inc.*			8,300	(416,660)
Independent Bank Corp.			11,200	(907,312)
Seacoast Banking Corp. of Florida*			33,800	(890,630)

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund	23

Schedule of Investments (continued)

as of March 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Banks (cont’d.)
Southside Bancshares, Inc.	21,200	$(704,476)
UMB Financial Corp.	10,300	(659,612)
United Bankshares, Inc.	13,400	(485,616)

		(13,636,565)

Beverages (0.1)%
Primo Water Corp.*	29,300	(452,978)

Biotechnology (4.1)%
Agios Pharmaceuticals, Inc.*	9,300	(627,192)
Alnylam Pharmaceuticals, Inc.*	74,000	(6,915,300)
Atara Biotherapeutics, Inc.*	18,500	(735,375)
BioCryst Pharmaceuticals, Inc.*	58,400	(475,376)
Clovis Oncology, Inc.*	45,800	(1,136,756)
Deciphera Pharmaceuticals, Inc.*	19,900	(461,879)
Dynavax Technologies Corp.*	57,600	(421,056)
Enanta Pharmaceuticals, Inc.*	6,200	(592,224)
Heron Therapeutics, Inc.*	64,900	(1,586,156)
Intercept Pharmaceuticals, Inc.*	5,000	(559,300)
Invitae Corp.*	25,100	(587,842)
Portola Pharmaceuticals, Inc.*	59,800	(2,075,060)
Sarepta Therapeutics, Inc.*	35,700	(4,255,083)

		(20,428,599)

Building Products (0.9)%
AAON, Inc.	37,500	(1,731,750)
Lennox International, Inc.	900	(237,960)
Owens Corning	38,100	(1,795,272)
Trex Co., Inc.*	12,800	(787,456)

		(4,552,438)

Capital Markets (0.6)%
Hamilton Lane, Inc. (Class A Stock)	17,700	(771,366)
Moody’s Corp.	9,000	(1,629,810)
WisdomTree Investments, Inc.	87,700	(619,162)

		(3,020,338)

Chemicals (1.4)%
Celanese Corp.	1,800	(177,498)
International Flavors & Fragrances, Inc.	27,900	(3,593,241)

See Notes to Financial Statements.

24

Description	Shares	Value
COMMON STOCKS (Continued)

Chemicals (cont’d.)
PPG Industries, Inc.	5,300	$(598,211)
Sensient Technologies Corp.	36,200	(2,453,998)

		(6,822,948)

Commercial Services & Supplies (0.3)%
ABM Industries, Inc.	21,800	(792,430)
Healthcare Services Group, Inc.	16,200	(534,438)

		(1,326,868)

Communications Equipment (0.4)%
Lumentum Holdings, Inc.*	38,100	(2,154,174)

Construction & Engineering (0.3)%
NV5 Global, Inc.*	4,000	(237,440)
WillScot Corp.*	93,800	(1,040,242)

		(1,277,682)

Containers & Packaging (0.8)%
AptarGroup, Inc.	4,700	(500,033)
Graphic Packaging Holding Co.	278,000	(3,511,140)

		(4,011,173)

Electric Utilities (0.8)%
Alliant Energy Corp.	19,300	(909,609)
OGE Energy Corp.	65,400	(2,820,048)

		(3,729,657)

Electronic Equipment, Instruments & Components (2.0)%
IPG Photonics Corp.*	35,300	(5,357,834)
Littelfuse, Inc.	7,600	(1,386,848)
Mesa Laboratories, Inc.	1,400	(322,700)
Rogers Corp.*	15,000	(2,383,200)
Trimble, Inc.*	9,500	(383,800)

		(9,834,382)

Energy Equipment & Services (0.2)%
Oil States International, Inc.*	53,600	(909,056)

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund	25

Schedule of Investments (continued)

as of March 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Entertainment (0.2)%
Glu Mobile, Inc.*	74,800	$(818,312)

Equity Real Estate Investment Trusts (REITs) (2.4)%
Agree Realty Corp.	8,000	(554,720)
CyrusOne, Inc.	93,600	(4,908,384)
Healthcare Realty Trust, Inc.	33,400	(1,072,474)
Iron Mountain, Inc.	23,900	(847,494)
Kilroy Realty Corp.	6,500	(493,740)
National Retail Properties, Inc.	45,300	(2,509,167)
Realty Income Corp.	20,500	(1,507,980)
Uniti Group, Inc.	17,600	(196,944)

		(12,090,903)

Food Products (0.7)%
Freshpet, Inc.*	10,700	(452,503)
J&J Snack Foods Corp.	3,900	(619,476)
Sanderson Farms, Inc.	18,500	(2,439,040)

		(3,511,019)

Health Care Equipment & Supplies (2.5)%
Axogen, Inc.*	25,500	(537,030)
Heska Corp.*	4,400	(374,528)
Insulet Corp.*	53,600	(5,096,824)
iRhythm Technologies, Inc.*	21,600	(1,619,136)
Nevro Corp.*	25,300	(1,581,503)
Sientra, Inc.*	24,300	(208,494)
Tandem Diabetes Care, Inc.*	49,000	(3,111,500)

		(12,529,015)

Health Care Providers & Services (0.6)%
Diplomat Pharmacy, Inc.*	41,600	(241,696)
Guardant Health, Inc.*	4,300	(329,810)
HealthEquity, Inc.*	7,200	(532,656)
PetIQ, Inc.*	19,400	(609,354)
Quest Diagnostics, Inc.	14,100	(1,267,872)

		(2,981,388)

Health Care Technology (0.8)%
Inspire Medical Systems, Inc.*	19,300	(1,095,854)

See Notes to Financial Statements.

26

Description	Shares	Value
COMMON STOCKS (Continued)

Health Care Technology (cont’d.)
Teladoc Health, Inc.*	38,900	$(2,162,840)
Vocera Communications, Inc.*	25,800	(816,054)

		(4,074,748)

Hotels, Restaurants & Leisure (2.0)%
Golden Entertainment, Inc.*	14,700	(208,152)
Planet Fitness, Inc. (Class A Stock)*	57,900	(3,978,888)
Shake Shack, Inc. (Class A Stock)*	12,900	(763,035)
Vail Resorts, Inc.	2,000	(434,600)
Wynn Resorts Ltd.	38,100	(4,546,092)

		(9,930,767)

Household Durables (1.7)%
Installed Building Products, Inc.*	11,500	(557,750)
Leggett & Platt, Inc.	84,600	(3,571,812)
Roku, Inc.*	70,000	(4,515,700)

		(8,645,262)

Household Products (0.0)%
Spectrum Brands Holdings, Inc.	3,700	(202,686)

Independent Power & Renewable Electricity Producers (0.2)%
Ormat Technologies, Inc.	16,300	(898,945)

Industrial Conglomerates (0.1)%
Roper Technologies, Inc.	700	(239,379)

Insurance (1.2)%
Arthur J Gallagher & Co.	44,900	(3,506,690)
Brown & Brown, Inc.	31,300	(923,663)
eHealth, Inc.*	14,000	(872,760)
Goosehead Insurance, Inc. (Class A Stock)	5,400	(150,552)
Markel Corp.*	400	(398,496)

		(5,852,161)

Interactive Media & Services (1.3)%
IAC/InterActiveCorp*	3,700	(777,407)
Zillow Group, Inc. (Class C Stock)*	163,600	(5,683,464)

		(6,460,871)

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund	27

Schedule of Investments (continued)

as of March 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Internet & Direct Marketing Retail (2.4)%
GrubHub, Inc.*	60,300	$(4,189,041)
Stamps.com, Inc.*	15,000	(1,221,150)
Wayfair, Inc. (Class A Stock)*	43,200	(6,413,040)

		(11,823,231)

IT Services (3.0)%
Everi Holdings, Inc.*	51,800	(544,936)
Fiserv, Inc.*	4,300	(379,604)
Global Payments, Inc.	4,400	(600,688)
Jack Henry & Associates, Inc.	5,500	(763,070)
LiveRamp Holdings, Inc.*	56,600	(3,088,662)
Okta, Inc.*	21,800	(1,803,514)
PayPal Holdings, Inc.*	8,300	(861,872)
Square, Inc. (Class A Stock)*	92,200	(6,907,624)

		(14,949,970)

Life Sciences Tools & Services (0.4)%
Codexis, Inc.*	36,200	(743,186)
Luminex Corp.	37,400	(860,574)
NeoGenomics, Inc.*	22,700	(464,442)

		(2,068,202)

Machinery (3.0)%
Chart Industries, Inc.*	3,900	(353,028)
Deere & Co.	32,200	(5,146,848)
Flowserve Corp.	3,500	(157,990)
Fortive Corp.	67,700	(5,679,353)
Graco, Inc.	13,700	(678,424)
Snap-on, Inc.	1,200	(187,824)
Sun Hydraulics Corp.	21,900	(1,018,569)
Trinity Industries, Inc.	36,900	(801,837)
Xylem, Inc.	8,700	(687,648)

		(14,711,521)

Media (0.5)%
GCI Liberty, Inc. (Class A Stock)*	5,100	(283,611)
New York Times Co. (The) (Class A Stock)	72,900	(2,394,765)

		(2,678,376)

See Notes to Financial Statements.

28

Description	Shares	Value
COMMON STOCKS (Continued)

Metals & Mining (0.1)%
Royal Gold, Inc.	3,100	$(281,883)
Warrior Met Coal, Inc.	13,800	(419,520)

		(701,403)

Multiline Retail (0.2)%
Dollar Tree, Inc.*	11,100	(1,165,944)

Multi-Utilities (1.2)%
NiSource, Inc.	99,900	(2,863,134)
NorthWestern Corp.	11,700	(823,797)
Sempra Energy	17,500	(2,202,550)

		(5,889,481)

Oil, Gas & Consumable Fuels (1.4)%
Callon Petroleum Co.*	180,800	(1,365,040)
Concho Resources, Inc.	45,200	(5,015,392)
Matador Resources Co.*	11,600	(224,228)
Williams Cos., Inc. (The)	6,100	(175,192)

		(6,779,852)

Pharmaceuticals (0.5)%
Nektar Therapeutics*	58,200	(1,955,520)
Reata Pharmaceuticals, Inc. (Class A Stock)*	5,500	(470,085)
Zogenix, Inc.*	4,500	(247,545)

		(2,673,150)

Professional Services (2.0)%
Equifax, Inc.	25,000	(2,962,500)
IHS Markit Ltd.*	58,800	(3,197,544)
TransUnion	51,800	(3,462,312)
WageWorks, Inc.*	8,100	(305,856)

		(9,928,212)

Semiconductors & Semiconductor Equipment (3.3)%
Advanced Micro Devices, Inc.*	231,100	(5,897,672)
Axcelis Technologies, Inc.*	11,500	(231,380)
Brooks Automation, Inc.	7,800	(228,774)
Cree, Inc.*	59,900	(3,427,478)
Marvell Technology Group Ltd.	60,600	(1,205,334)

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund	29

Schedule of Investments (continued)

as of March 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
Maxim Integrated Products, Inc.	16,300	$(866,671)
Microchip Technology, Inc.	52,900	(4,388,584)

		(16,245,893)

Software (4.8)%
8x8, Inc.*	78,700	(1,589,740)
Alteryx, Inc. (Class A Stock)*	32,200	(2,700,614)
Avalara, Inc.*	7,800	(435,162)
Benefitfocus, Inc.*	4,400	(217,888)
Coupa Software, Inc.*	27,200	(2,474,656)
DocuSign, Inc.*	20,600	(1,067,904)
Domo, Inc. (Class B Stock)*	6,900	(278,277)
Everbridge, Inc.*	27,600	(2,070,276)
Pegasystems, Inc.	46,800	(3,042,000)
Q2 Holdings, Inc.*	35,700	(2,472,582)
RingCentral, Inc. (Class A Stock)*	6,300	(679,140)
ShotSpotter, Inc.*	6,500	(250,900)
Zendesk, Inc.*	78,000	(6,630,000)

		(23,909,139)

Specialty Retail (1.1)%
At Home Group, Inc.*	56,200	(1,003,732)
Children’s Place, Inc. (The)	2,600	(252,928)
Floor & Decor Holdings, Inc. (Class A Stock)*	83,800	(3,454,236)
Lumber Liquidators Holdings, Inc.*	24,900	(251,490)
Party City Holdco, Inc.*	41,400	(328,716)

		(5,291,102)

Technology Hardware, Storage & Peripherals (0.1)%
Pure Storage, Inc. (Class A Stock)*	22,700	(494,633)
USA Technologies, Inc.*	43,000	(178,450)

		(673,083)

Textiles, Apparel & Luxury Goods (0.1)%
Oxford Industries, Inc.	5,300	(398,878)

Thrifts & Mortgage Finance (1.0)%
Kearny Financial Corp.	55,100	(709,137)
LendingTree, Inc.*	10,600	(3,726,536)

See Notes to Financial Statements.

30

Description	Shares	Value
COMMON STOCKS (Continued)

Thrifts & Mortgage Finance (cont’d.)
Mr Cooper Group, Inc.*	27,600	$(264,684)
Northwest Bancshares, Inc.	25,800	(437,826)

		(5,138,183)

Trading Companies & Distributors (0.4)%
SiteOne Landscape Supply, Inc.*	36,400	(2,080,260)

TOTAL SECURITIES SOLD SHORT (proceeds received $254,233,000)		(272,543,853)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT 42.9% (cost $193,798,187)		213,018,661
Other assets in excess of liabilities(z) 57.1%		283,044,975

NET ASSETS 100.0%		$496,063,636

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

REIT(s)—Real Estate Investment Trust(s)

S&P—Standard & Poor’s

UTS—Unit Trust Security

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(u)	Represents security, or a portion thereof, segregated as collateral for short sales.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at March 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Position:
90	S&P 500 E-Mini Index	Jun. 2019	$12,770,100	$385,524

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund	31

Schedule of Investments (continued)

as of March 31, 2019

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$—	$795,797

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of March 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$6,299,748	$—	$—
Air Freight & Logistics	2,038,415	—	—
Airlines	1,764,940	—	—
Automobiles	4,355,540	—	—
Banks	16,369,559	—	—
Beverages	3,893,044	—	—
Biotechnology	30,304,098	—	—
Building Products	5,815,057	—	—
Capital Markets	7,104,790	—	—
Chemicals	11,411,880	—	—
Commercial Services & Supplies	781,016	—	—
Communications Equipment	14,603,179	—	—
Construction & Engineering	5,042,996	—	—
Consumer Finance	6,249,322	—	—
Containers & Packaging	1,381,875	—	—
Distributors	6,864,871	—	—
Diversified Consumer Services	1,250,640	—	—
Diversified Telecommunication Services	518,788	—	—
Electrical Equipment	1,156,161	—	—
Electronic Equipment, Instruments & Components	12,236,012	—	—
Energy Equipment & Services	3,550,111	—	—
Entertainment	8,686,875	—	—
Equity Real Estate Investment Trusts (REITs)	11,516,584	—	—
Food Products	10,947,450	—	—
Gas Utilities	2,754,374	—	—

See Notes to Financial Statements.

32

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Health Care Equipment & Supplies	$25,331,335	$—	$—
Health Care Providers & Services	6,228,269	—	—
Health Care Technology	2,401,852	—	—
Hotels, Restaurants & Leisure	14,319,282	—	—
Household Durables	209,960	—	—
Independent Power & Renewable Electricity Producers	11,284,768	—	—
Industrial Conglomerates	2,114,883	—	—
Insurance	10,395,468	—	—
Interactive Media & Services	23,540,656	—	—
Internet & Direct Marketing Retail	23,708,684	—	—
IT Services	19,126,276	—	—
Life Sciences Tools & Services	14,141,089	—	—
Machinery	7,931,627	—	—
Media	186,550	—	—
Metals & Mining	5,713,740	—	—
Mortgage Real Estate Investment Trusts (REITs)	463,419	—	—
Multiline Retail	1,094,976	—	—
Multi-Utilities	2,593,332	—	—
Oil, Gas & Consumable Fuels	25,063,340	—	—
Personal Products	24,108	—	—
Pharmaceuticals	8,737,383	—	—
Professional Services	5,620,914	—	—
Semiconductors & Semiconductor Equipment	14,828,223	—	—
Software	47,582,326	—	—
Specialty Retail	3,380,267	—	—
Technology Hardware, Storage & Peripherals	9,396,838	—	—
Textiles, Apparel & Luxury Goods	2,280,465	—	—
Thrifts & Mortgage Finance	2,600,796	—	—
Trading Companies & Distributors	6,981,589	—	—
Wireless Telecommunication Services	8,980,468	—	—
Affiliated Mutual Fund	1,606,509	—	—
U.S. Treasury Obligation	—	795,797	—
Common Stocks—Short
Aerospace & Defense	(1,829,992)	—	—
Auto Components	(3,215,667)	—	—
Banks	(13,636,565)	—	—
Beverages	(452,978)	—	—
Biotechnology	(20,428,599)	—	—
Building Products	(4,552,438)	—	—
Capital Markets	(3,020,338)	—	—
Chemicals	(6,822,948)	—	—
Commercial Services & Supplies	(1,326,868)	—	—
Communications Equipment	(2,154,174)	—	—
Construction & Engineering	(1,277,682)	—	—
Containers & Packaging	(4,011,173)	—	—
Electric Utilities	(3,729,657)	—	—
Electronic Equipment, Instruments & Components	(9,834,382)	—	—

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund	33

Schedule of Investments (continued)

as of March 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks—Short (continued)
Energy Equipment & Services	$(909,056)	$—	$—
Entertainment	(818,312)	—	—
Equity Real Estate Investment Trusts (REITs)	(12,090,903)	—	—
Food Products	(3,511,019)	—	—
Health Care Equipment & Supplies	(12,529,015)	—	—
Health Care Providers & Services	(2,981,388)	—	—
Health Care Technology	(4,074,748)	—	—
Hotels, Restaurants & Leisure	(9,930,767)	—	—
Household Durables	(8,645,262)	—	—
Household Products	(202,686)	—	—
Independent Power & Renewable Electricity Producers .	(898,945)	—	—
Industrial Conglomerates	(239,379)	—	—
Insurance	(5,852,161)	—	—
Interactive Media & Services	(6,460,871)	—	—
Internet & Direct Marketing Retail	(11,823,231)	—	—
IT Services	(14,949,970)	—	—
Life Sciences Tools & Services	(2,068,202)	—	—
Machinery	(14,711,521)	—	—
Media	(2,678,376)	—	—
Metals & Mining	(701,403)	—	—
Multiline Retail	(1,165,944)	—	—
Multi-Utilities	(5,889,481)	—	—
Oil, Gas & Consumable Fuels	(6,779,852)	—	—
Pharmaceuticals	(2,673,150)	—	—
Professional Services	(9,928,212)	—	—
Semiconductors & Semiconductor Equipment	(16,245,893)	—	—
Software	(23,909,139)	—	—
Specialty Retail	(5,291,102)	—	—
Technology Hardware, Storage & Peripherals	(673,083)	—	—
Textiles, Apparel & Luxury Goods	(398,878)	—	—
Thrifts & Mortgage Finance	(5,138,183)	—	—
Trading Companies & Distributors	(2,080,260)	—	—
Other Financial Instruments*
Futures Contracts	385,524	—	—

Total	$212,608,388	$795,797	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of March 31, 2019 were as follows (unaudited):

Software	9.6%
Biotechnology	6.1%

See Notes to Financial Statements.

34

Industry Classification (cont’d.)
Health Care Equipment & Supplies	5.1%
Oil, Gas & Consumable Fuels	5.1
Internet & Direct Marketing Retail	4.8
Interactive Media & Services	4.7
IT Services	3.9
Banks	3.3
Semiconductors & Semiconductor Equipment	3.0
Communications Equipment	2.9
Hotels, Restaurants & Leisure	2.9
Life Sciences Tools & Services	2.8
Electronic Equipment, Instruments & Components	2.5
Equity Real Estate Investment Trusts (REITs)	2.3
Chemicals	2.3
Independent Power & Renewable Electricity Producers	2.3
Food Products	2.2
Insurance	2.1
Technology Hardware, Storage & Peripherals	1.9
Wireless Telecommunication Services	1.8
Pharmaceuticals	1.8
Entertainment	1.7
Machinery	1.6
Capital Markets	1.4
Trading Companies & Distributors	1.4
Distributors	1.4
Aerospace & Defense	1.3
Consumer Finance	1.3
Health Care Providers & Services	1.3
Building Products	1.2
Metals & Mining	1.1
Professional Services	1.1
Construction & Engineering	1.0
Automobiles	0.9
Beverages	0.8
Energy Equipment & Services	0.7
Specialty Retail	0.7
Gas Utilities	0.6
Thrifts & Mortgage Finance	0.5
Multi-Utilities	0.5
Health Care Technology	0.5
Textiles, Apparel & Luxury Goods	0.5
Industrial Conglomerates	0.4
Air Freight & Logistics	0.4
Airlines	0.4
Affiliated Mutual Fund	0.3
Containers & Packaging	0.3

Diversified Consumer Services	0.2%
Electrical Equipment	0.2
Multiline Retail	0.2
U.S. Treasury Obligation	0.2
Commercial Services & Supplies	0.2
Diversified Telecommunication Services	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.1
Household Durables	0.0 *
Media	0.0 *
Personal Products	0.0 *
Securities Sold Short
Household Products	(0.0)*
Industrial Conglomerates	(0.1)
Textiles, Apparel & Luxury Goods	(0.1)
Beverages	(0.1)
Technology Hardware, Storage & Peripherals	(0.1)
Metals & Mining	(0.1)
Entertainment	(0.2)
Independent Power & Renewable Electricity Producers	(0.2)
Energy Equipment & Services	(0.2)
Multiline Retail	(0.2)
Construction & Engineering	(0.3)
Commercial Services & Supplies	(0.3)
Aerospace & Defense	(0.4)
Life Sciences Tools & Services	(0.4)
Trading Companies & Distributors	(0.4)
Communications Equipment	(0.4)
Pharmaceuticals	(0.5)
Media	(0.5)
Health Care Providers & Services	(0.6)
Capital Markets	(0.6)
Auto Components	(0.7)
Food Products	(0.7)
Electric Utilities	(0.8)
Containers & Packaging	(0.8)
Health Care Technology	(0.8)
Building Products	(0.9)
Thrifts & Mortgage Finance	(1.0)
Specialty Retail	(1.1)
Insurance	(1.2)
Multi-Utilities	(1.2)
Interactive Media & Services	(1.3)
Oil, Gas & Consumable Fuels	(1.4)
Chemicals	(1.4)
Household Durables	(1.7)

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund	35

Schedule of Investments (continued)

as of March 31, 2019

Industry Classification (cont’d.)
Electronic Equipment, Instruments & Components	(2.0)%
Professional Services	(2.0)
Hotels, Restaurants & Leisure	(2.0)
Internet & Direct Marketing Retail	(2.4)
Equity Real Estate Investment Trusts (REITs)	(2.4)
Health Care Equipment & Supplies	(2.5)
Banks	(2.8)
Machinery	(3.0)
IT Services	(3.0)
Semiconductors & Semiconductor Equipment	(3.3)

Biotechnology	(4.1)%
Software	(4.8)

42.9
Other assets in excess of liabilities	57.1

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of March 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker—variation margin futures	$385,524	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended March 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$779,606

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$366,218

See Notes to Financial Statements.

36

For the year ended March 31, 2019, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$8,820,362

(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities Sold Short	Barclays Capital Group	$(272,543,853)	$272,543,853	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund	37

Statement of Assets & Liabilities

as of March 31, 2019

Assets
Investments at value:
Unaffiliated investments (cost $446,424,678)	$483,956,005
Affiliated investments (cost $1,606,509)	1,606,509
Cash	50,385
Deposit with broker for securities sold short	283,474,756
Receivable for Fund shares sold	3,492,305
Dividends and interest receivable	1,116,738
Due from broker—variation margin futures	75,600
Prepaid expenses	1,843

Total Assets	773,774,141

Liabilities
Securities sold short, at value (proceeds received $254,233,000)	272,543,853
Payable for Fund shares reacquired	4,166,835
Management fee payable	483,072
Dividends and interest payable on securities sold short	300,645
Accrued expenses and other liabilities	170,221
Distribution fee payable	40,244
Affiliated transfer agent fee payable	5,635

Total Liabilities	277,710,505

Net Assets	$496,063,636

Net assets were comprised of:
Shares of beneficial interest, at par	$39,853
Paid-in capital in excess of par	461,045,180
Total distributable earnings (loss)	34,978,603

Net assets, March 31, 2019	$496,063,636

See Notes to Financial Statements.

38

Class A
Net asset value and redemption price per share, ($42,954,400 ÷ 3,477,924 shares of beneficial interest issued and outstanding)	$12.35
Maximum sales charge (5.50% of offering price)	0.72

Maximum offering price to public	$13.07

Class C
Net asset value, offering price and redemption price per share,
($36,167,583 ÷ 3,039,471 shares of beneficial interest issued and outstanding)	$11.90

Class Z
Net asset value, offering price and redemption price per share,
($342,000,610 ÷ 27,343,350 shares of beneficial interest issued and outstanding)	$12.51

Class R6
Net asset value, offering price and redemption price per share,
($74,941,043 ÷ 5,991,920 shares of beneficial interest issued and outstanding)	$12.51

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund	39

Statement of Operations

Year Ended March 31, 2019

Net Investment Income (Loss)
Income
Unaffiliated dividend income	$7,654,452
Interest income	5,793,805
Affiliated dividend income	56,564

Total income	13,504,821

Expenses
Management fee	5,866,109
Distribution fee(a)	528,953
Dividend expense on short sales	2,381,527
Broker fees and expenses on short sales	943,525
Transfer agent’s fees and expenses (including affiliated expense of $44,392)(a)	439,671
Custodian and accounting fees	90,642
Registration fees(a)	74,831
Shareholders’ reports	64,832
Audit fee	32,151
Trustees’ fees	21,500
Legal fees and expenses	20,567
Miscellaneous	70,770

Total expenses	10,535,078
Less: Fee waiver and/or expense reimbursement(a)	(287,990)
Distribution fee waiver(a)	(24,847)

Net expenses	10,222,241

Net investment income (loss)	3,282,580

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	46,901,410
Futures transactions	779,606
Short sales transactions	(16,941,211)

30,739,805

Net change in unrealized appreciation (depreciation) on:
Investments	(34,197,644)
Futures	366,218
Short sales	399,154

(33,432,272)

Net gain (loss) on investment transactions	(2,692,467)

Net Increase (Decrease) In Net Assets Resulting From Operations	$590,113

See Notes to Financial Statements.

40

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	149,080	379,873	—	—
Transfer agent’s fees and expenses	48,196	37,297	350,643	3,535
Registration fees	15,885	16,157	27,173	15,616
Fee waiver and/or expense reimbursement	(41,340)	(36,535)	(199,754)	(10,361)
Distribution fee waiver	(24,847)	—	—	—

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund	41

Statements of Changes in Net Assets

	Year Ended March 31,

	2019		2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$3,282,580	$(868,822)
Net realized gain (loss) on investment transactions		30,739,805	(378,219)
Net change in unrealized appreciation (depreciation) on investments		(33,432,272)	21,241,166

Net increase (decrease) in net assets resulting from operations		590,113	19,994,125

Dividends and Distributions
Distributions from distributable earnings*
Class A		(775,631)	—
Class C		(676,927)	—
Class Z		(6,686,016)	—
Class R6		(330,739)	—

		(8,469,313)	—

Fund share transactions (Net of share conversions)
Net proceeds from shares sold		246,989,633	260,353,113
Net asset value of shares issued in reinvestment of dividends and distributions		8,375,053	—
Cost of shares reacquired		(251,409,095)	(121,385,509)

Net increase (decrease) in net assets from Fund share transactions		3,955,591	138,967,604

Total increase (decrease)		(3,923,609)	158,961,729

Net Assets:
Beginning of year		499,987,245	341,025,516

End of year(a)		$496,063,636	$499,987,245

(a) Includes (accumulated net investment loss) of:	$	*	$(1,893)

*	For the year ended March 31, 2019, the disclosures have been revised to reflect revisions to Regulation S-X adopted by the SEC in 2018 (refer to Note 9).

See Notes to Financial Statements.

42

Notes to Financial Statements

Prudential Investment Portfolios 12 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on October 24, 1997. The Trust currently consists of the following six series: PGIM QMA Large-Cap Core Equity PLUS Fund, PGIM QMA Long-Short Equity Fund and PGIM Short Duration Muni High Income Fund, each of which are diversified funds and PGIM Global Real Estate Fund, PGIM Jennison Technology Fund and PGIM US Real Estate Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM QMA Long-Short Equity Fund (the “Fund”). Effective June 11, 2018, the names of the Fund and the other funds which comprise the Trust were changed by replacing “Prudential” with “PGIM” in each fund’s name and each fund’s Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is long-term capital appreciation.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

PGIM QMA Long-Short Equity Fund	43

Notes to Financial Statements (continued)

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that

44

unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or

PGIM QMA Long-Short Equity Fund	45

Notes to Financial Statements (continued)

is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Short Sales: The Fund sells a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Fund may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Short sales and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Master Netting Arrangements: The Fundis subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a Subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

46

During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invests in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM QMA Long-Short Equity Fund	47

Notes to Financial Statements (continued)

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the Subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with QMA LLC (formerly known as Quantitative Management Associates LLC) (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of , the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 1.15% average daily net assets up to and including $5 billion and 1.13% on average daily net assets assets in excess of $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 1.15% for the year ended March 31, 2019.

The Manager has contractually agreed, through July 31, 2019, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.50% of average daily net assets for Class A shares, 2.25% of average daily net assets for Class C shares, 1.25% of average daily net assets for Class Z shares, and 1.25% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes, (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of

48

the recoupment for that fiscal year. Effective April 1, 2019 this waiver agreement was extended through July 31, 2020.

Where applicable, the Manager voluntarily agreed through March 31, 2019, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective April 1, 2019 this voluntary agreement became part of the Fund’s cntractual waiver agreement through July 31, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and Class C shares, respectively. PIMS has contractually agreed through July 31, 2020 to limit such fees to 0.25% of the average daily net assets of the Class A shares.

For the year ended March 31, 2019, PIMS received $87,774 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended March 31, 2019, PIMS received $6,762 and $6,124 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that

PGIM QMA Long-Short Equity Fund	49

Notes to Financial Statements (continued)

subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. Any 17a-7 transactions for the reporting period are disclosed in the “Portfolio Securities” note, below.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying fund, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended March 31, 2019, were $1,228,666,352 and $1,269,346,448, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended March 31, 2019, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund*
$4,065,366	$208,232,590	$210,691,447	$—	$—	$1,606,509	1,606,509	$56,564

*	The Fund did not have any capital gain distributions during the reporting period.

For the year ended March 31, 2019, no 17a-7 transactions were entered into by the Fund.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent

50

their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended March 31, 2019 the adjustments were to decrease total distributable earnings and increase paid-in capital in excess of par by $466,685 due to the tax treatment of fund redemptions. Net investment income, net realized gain (loss) on investments transactions and net assets were not affected by this change.

For the year ended March 31, 2019, the tax character of dividends paid by the Fund was $8,469,313 of long-term capital gains. For the year ended March 31, 2018, there were no dividends paid by the Fund.

As of March 31, 2019, the accumulated undistributed earning on a tax basis were $3,386,233 of ordinary income and $14,905,355 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of March 31, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$196,715,448	$63,243,808	$(46,555,071)	$16,688,737

The difference between book basis and tax basis is primarily attributable to wash sales and other book to tax differences.

The Fund utilized approximately $8,549,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended March 31, 2019.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not

PGIM QMA Long-Short Equity Fund	51

Notes to Financial Statements (continued)

subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share.

As of March 31, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 1,175,763 Class R6 shares of the Fund. At reporting period end, five shareholders of record, each holding greater than 5% of the Fund, held 71% of the Fund’s outstanding shares.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended March 31, 2019:
Shares sold	1,298,303	$16,516,947
Shares issued in reinvestment of dividends and distributions	63,093	768,477
Shares reacquired	(1,262,949)	(15,841,513)

Net increase (decrease) in shares outstanding before conversion	98,447	1,443,911
Shares issued upon conversion from other share class(es)	23,798	297,595
Shares reacquired upon conversion into other share class(es)	(751,400)	(9,486,386)

Net increase (decrease) in shares outstanding	(629,155)	$(7,744,880)

Year ended March 31, 2018:
Shares sold	2,037,622	$25,503,997
Shares reacquired	(519,201)	(6,398,830)

Net increase (decrease) in shares outstanding before conversion	1,518,421	19,105,167
Shares issued upon conversion from other share class(es)	14,593	183,701
Shares reacquired upon conversion into other share class(es)	(256,174)	(3,154,920)

Net increase (decrease) in shares outstanding	1,276,840	$16,133,948

52

Class C	Shares	Amount
Year ended March 31, 2019:
Shares sold	600,861	$7,323,776
Shares issued in reinvestment of dividends and distributions	57,499	676,191
Shares reacquired	(599,699)	(7,220,262)

Net increase (decrease) in shares outstanding before conversion	58,661	779,705
Shares reacquired upon conversion into other share class(es)	(44,079)	(539,711)

Net increase (decrease) in shares outstanding	14,582	$239,994

Year ended March 31, 2018:
Shares sold	941,979	$11,404,623
Shares reacquired	(708,299)	(8,481,594)

Net increase (decrease) in shares outstanding before conversion	233,680	2,923,029
Shares reacquired upon conversion into other share class(es)	(32,158)	(386,607)

Net increase (decrease) in shares outstanding	201,522	$2,536,422

Class Z
Year ended March 31, 2019:
Shares sold	12,523,590	$158,956,923
Shares issued in reinvestment of dividends and distributions	537,787	6,625,531
Shares reacquired	(17,436,505)	(219,225,827)

Net increase (decrease) in shares outstanding before conversion	(4,375,128)	(53,643,373)
Shares issued upon conversion from other share class(es)	784,492	10,020,540
Shares reacquired upon conversion into other share class(es)	(235,398)	(3,028,416)

Net increase (decrease) in shares outstanding	(3,826,034)	$(46,651,249)

Year ended March 31, 2018:
Shares sold	17,698,176	$222,718,426
Shares reacquired	(8,485,111)	(105,491,893)

Net increase (decrease) in shares outstanding before conversion	9,213,065	117,226,533
Shares issued upon conversion from other share class(es)	283,997	3,528,375
Shares reacquired upon conversion into other share class(es)	(1,304,854)	(15,642,084)

Net increase (decrease) in shares outstanding	8,192,208	$105,112,824

Class R6
Year ended March 31, 2019:
Shares sold	5,220,932	$64,191,987
Shares issued in reinvestment of dividends and distributions	24,745	304,854
Shares reacquired	(734,581)	(9,121,493)

Net increase (decrease) in shares outstanding before conversion	4,511,096	55,375,348
Shares issued upon conversion from other share class(es)	212,296	2,736,378

Net increase (decrease) in shares outstanding	4,723,392	$58,111,726

Period ended March 31, 2018*:
Shares sold	57,883	$726,067
Shares reacquired	(80,802)	(1,013,192)

Net increase (decrease) in shares outstanding before conversion	(22,919)	(287,125)
Shares issued upon conversion from other share class(es)	1,291,447	15,471,535

Net increase (decrease) in shares outstanding	1,268,528	$15,184,410

*	Commencement of offering was May 25, 2017.

PGIM QMA Long-Short Equity Fund	53

Notes to Financial Statements (continued)

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the year ended March 31, 2019. The average daily balance for the 76 days that the Fund had loans outstanding during the period was approximately $2,245,276, borrowed at a weighted average interest rate of 3.56%. The maximum loan outstanding amount during the period was $8,430,000. At March 31, 2019, the Fund did not have an outstanding loan amount.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC

54

derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Short Sales Risk: Short sales involve costs and risks. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money to the extent that the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. Although the Fund’s gain is limited to the price at which it sold the securities short, its potential loss is limited only by the maximum attainable price of the securities, less the price at which the security was sold and may, theoretically, be unlimited. When selling short against the box (i.e. short selling securities which the Fund already owns), the Fund gives up the opportunity for capital appreciation in the security.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. The Manager has adopted the amendments and reflected them in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in

PGIM QMA Long-Short Equity Fund	55

Notes to Financial Statements (continued)

addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, the Manager is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

56

Financial Highlights

Class A Shares
	Year Ended March 31,				May 29, 2014(a) through March 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$12.56	$11.86	$11.35	$11.00	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.06	(0.04)	(0.07)	(0.01)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	(0.06)	0.74	0.77	0.41	1.12
Total from investment operations	-	0.70	0.70	0.40	1.07
Less Dividends and Distributions:
Distributions from net realized gains	(0.21)	-	(0.19)	(0.05)	(0.07)
Net asset value, end of period	$12.35	$12.56	$11.86	$11.35	$11.00
Total Return(c):	0.06%	5.90%	6.17%	3.67%	10.73%

Ratios/Supplemental Data:
Net assets, end of period (000)	$42,954	$51,585	$33,579	$83,612	$306
Average net assets (000)	$49,694	$39,444	$69,722	$28,971	$93
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement(f)	2.15%	2.44%	2.30%	2.45%	2.41%	(g)
Expenses before waivers and/or expense reimbursement(f)	2.28%	2.59%	2.44%	2.64%	3.61%	(g)
Net investment income (loss)	0.46%	(0.35)%	(0.59)%	(0.07)%	(0.61)%	(g)
Portfolio turnover rate(h)	160%	83%	83%	160%	131%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.65%, 0.94%, 0.72%, 0.70% and 0.63%, for the years ended March 31, 2019, March 31, 2018, March 31, 2017, March 31, 2016 and the period ended March 31, 2015, respectively.

(g)	Annualized.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund	57

Financial Highlights (continued)

Class C Shares
	Year Ended March 31,				May 29, 2014(a) through March 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$12.20	$11.61	$11.20	$10.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.14)	(0.15)	(0.08)	(0.12)
Net realized and unrealized gain (loss) on investment transactions	(0.06)	0.73	0.75	0.40	1.12
Total from investment operations	(0.09)	0.59	0.60	0.32	1.00
Less Dividends and Distributions:
Distributions from net realized gains	(0.21)	-	(0.19)	(0.05)	(0.07)
Net asset value, end of period	$11.90	$12.20	$11.61	$11.20	$10.93
Total Return(c):	(0.68)%	5.08%	5.35%	2.96%	10.03%

Ratios/Supplemental Data:
Net assets, end of period (000)	$36,168	$36,903	$32,783	$22,165	$214
Average net assets (000)	$37,987	$34,263	$29,401	$5,719	$56
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement(f)	2.91%	3.21%	3.08%	3.22%	3.16%	(g)
Expenses before waivers and/or expense reimbursement(f)	3.00%	3.31%	3.19%	3.37%	4.32%	(g)
Net investment income (loss)	(0.26)%	(1.12)%	(1.31)%	(0.74)%	(1.38)%	(g)
Portfolio turnover rate(h)	160%	83%	83%	160%	131%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.65%, 0.96%, 0.77%, 0.71% and 0.65%, for the years ended March 31, 2019, March 31, 2018, March 31, 2017, March 31, 2016 and the period ended March 31, 2015, respectively.

(g)	Annualized.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

58

Class Z Shares
	Year Ended March 31,				May 29, 2014(a) through March 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$12.69	$11.95	$11.41	$11.03	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.09	(0.01)	(0.04)	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	(0.06)	0.75	0.77	0.44	1.14
Total from investment operations	0.03	0.74	0.73	0.43	1.10
Less Dividends and Distributions:
Distributions from net realized gains	(0.21)	-	(0.19)	(0.05)	(0.07)
Net asset value, end of period	$12.51	$12.69	$11.95	$11.41	$11.03
Total Return(c):	0.30%	6.19%	6.40%	3.93%	11.03%

Ratios/Supplemental Data:
Net assets, end of period (000)	$342,001	$395,409	$274,663	$163,592	$38,825
Average net assets (000)	$391,781	$312,993	$199,471	$67,895	$23,245
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement(f)	1.91%	2.19%	2.08%	2.18%	2.12%	(g)
Expenses before waivers and/or expense reimbursement(f)	1.96%	2.27%	2.19%	2.40%	3.27%	(g)
Net investment income (loss)	0.73%	(0.11)%	(0.31)%	(0.07)%	(0.44)%	(g)
Portfolio turnover rate(h)	160%	83%	83%	160%	131%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.65%, 0.94%, 0.78%, 0.68% and 0.62%, for the years ended March 31, 2019, March 31, 2018, March 31, 2017, March 31, 2016 and the period ended March 31, 2015, respectively.

(g)	Annualized.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund	59

Financial Highlights (continued)

Class R6 Shares
	Year Ended March 31, 2019	May 25, 2017(a) through March 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$12.68	$11.98
Income (loss) from investment operations:
Net investment income (loss)	0.12	(0.01)
Net realized and unrealized gain (loss) on investment transactions	(0.08)	0.71
Total from investment operations	0.04	0.70
Less Dividends and Distributions:
Distributions from net realized gains	(0.21)	-
Net asset value, end of period	$12.51	$12.68
Total Return(c):	0.38%	5.84%

Ratios/Supplemental Data:
Net assets, end of period (000)	$74,941	$16,090
Average net assets (000)	$30,635	$15,834
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement(f)	1.91%	2.24%	(g)
Expenses before waivers and/or expense reimbursement(f)	1.94%	2.30%	(g)
Net investment income (loss)	0.92%	(0.05)%	(g)
Portfolio turnover rate(h)	160%	83%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.65% for the year end March 31, 2019 and 0.99% for the period ended March 31, 2018.
(g)	Annualized.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

60

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM QMA Long-Short Equity Fund

and the Board of Trustees of Prudential Investment Portfolios 12:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM QMA Long-Short Equity Fund (formerly Prudential QMA Long-Short Equity Fund) (the Fund), a series of Prudential Investment Portfolios 12, including the schedule of investments, as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian, transfer agents, or brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

May 15, 2019

PGIM QMA Long-Short Equity Fund	61

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended March 31, 2019, the Fund reports the maximum amount allowed per share but not less than $0.21 for Class A, C, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

In January 2020 you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

62

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM QMA Long-Short Equity Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM QMA Long-Short Equity Fund

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Visit our website at pgiminvestments.com

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres* 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM QMA Long-Short Equity Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Chad A. Earnst 8/14/75 Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; Global Head of Compliance for PGIM, Inc. (July 2018-Present); formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso 8/19/74 Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Visit our website at pgiminvestments.com

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Peter Parrella 8/21/58 Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within PGIM Investments Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin 7/10/61 Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within PGIM Investments Fund Administration.	Since April 2014

Kelly A. Coyne 9/8/68 Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM QMA Long-Short Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Deputy Chief Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer • Charles H. Smith, Anti-Money Laundering Compliance Officer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM QMA Long-Short Equity Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at sec.gov. Beginning with reporting periods on or after March 31, 2019, Form N-PORT will replace Form N-Q. Form N-PORT will be filed with the Securities and Exchange Commission quarterly, and each Fund’s full portfolio holdings as of its first and third quarters of each fiscal year will be made publicly available 60 days after the end of each quarter. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA LONG-SHORT EQUITY FUND

SHARE CLASS	A	C	Z	R6*
NASDAQ	PLHAX	PLHCX	PLHZX	PLHQX
CUSIP	744336868	744336850	744336843	744336736

* Formerly known as Class Q shares.

MF221E

PGIM SHORT DURATION MUNI HIGH INCOME FUND

(Formerly known as Prudential Short Duration Muni High Income Fund)

ANNUAL REPORT

MARCH 31, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Maximum amount of income that is eligible for exclusion from federal income taxes

Highlights (unaudited)

•	The Fund’s longer duration versus the Bloomberg Barclays Short Duration Muni 50% HG / 50% HY Index (the Index) added to performance as yields moved lower during the reporting period.

•

The Fund’s overweight in intermediate-term municipal bonds, versus those in the Index, contributed to performance as spreads (the difference in yields) between intermediate-term municipal bonds and shorter-term maturities tightened.

•	The Fund’s overweight in pre-pay gas bonds detracted from performance as spreads widened during the period.

•	The Fund’s underweight in US territory credits detracted from performance as prices recovered from severely distressed levels post Hurricane Maria.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM Short Duration Muni High Income Fund	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Short Duration Muni High Income Fund informative and useful. The report covers performance for the 12-month period that ended March 31, 2019.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming was part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

Global economic performance diverged during the reporting period. In the US, growth remained healthy with strong corporate profits and rising employment. The Federal Reserve hiked interest rate targets three times during the period, based on a strengthening labor market and rising economic activity. Growth in many other regions weakened. China showed signs of slowing amid trade tensions with the US, and turmoil grew in Great Britain as it negotiated an exit from the European Union. Sharp declines in crude oil prices during the latter half of the period provided economic support for many oil-importing countries.

Despite the growing US economy, volatility returned to the equity markets during the period. After corporate tax cuts and regulatory reforms helped boost US stocks early in the period, equities declined significantly at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year. For the period overall, equities rose in US markets but fell in both developed foreign markets and emerging markets.

The overall US bond market posted healthy returns during the period, led by high yield corporate, municipal, and investment-grade corporate bonds. Globally, bonds in developed markets fell slightly, but emerging markets debt denominated in hard currencies delivered solid gains. A major trend during the period was the flattening of the US Treasury yield curve, as the yield on fixed income investments with shorter maturities rose and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Short Duration Muni High Income Fund

May 15, 2019

*The Prudential Day One Funds did not change their names.

PGIM Short Duration Muni High Income Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 3/31/19 (with sales charges)
	One Year (%)	Since Inception (%)
Class A	0.22	1.92 (5/29/14)
Class C	1.82	1.84 (5/29/14)
Class Z	3.95	2.88 (5/29/14)
Class R6*	3.85	2.93 (5/25/17)
Bloomberg Barclays Short Duration Muni 50% HG / 50% HY Index
	6.30	—
Bloomberg Barclays Municipal Bond Index
	5.38	—
Lipper High Yield Municipal Debt Funds Average
	5.47	—

	Average Annual Total Returns as of 3/31/19 (without Sales Charges)
	One Year (%)	Since Inception (%)
Class A	3.59	2.62 (5/29/14)
Class C	2.82	1.84 (5/29/14)
Class Z	3.95	2.88 (5/29/14)
Class R6*	3.85	2.93 (5/25/17)
Bloomberg Barclays Short Duration Muni 50% HG / 50% HY Index
	6.30	—
Bloomberg Barclays Municipal Bond Index
	5.38	—
Lipper High Yield Municipal Debt Funds Average
	5.47	—

*Formerly known as Class Q shares.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the PGIM Short Duration Muni High Income Fund (Class Z shares) with a similar investment in the Bloomberg Barclays Short Duration Muni 50% HG/50% HY Index, by portraying the initial account values at the commencement of operations for Class Z shares (May 29, 2014) and the account values at the end of the current fiscal year (March 31, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC, Lipper Inc., and Bloomberg Barclays

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the class’ inception date.

PGIM Short Duration Muni High Income Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6*
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

*Formerly known as Class Q.

Benchmark Definitions

Bloomberg Barclays Short Duration Muni 50% HG / 50% HY Index—The Bloomberg Barclays Short Duration Muni 50% HG / 50% HY Index consists of the Bloomberg Barclays Municipal Bond 1-8 Year Index (50%), which is an unmanaged index that includes all benchmark-eligible investment-grade municipal bonds with maturities from 1 to 8 years, and the Bloomberg Barclays Municipal High Yield 1-8 Year Index (50%), which is an unmanaged index that includes all benchmark-eligible Ba1 or lower rated and non-rated municipal bonds with maturities from 1 to 8 years. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class A, C, and Z shares is 1.86% and 3.76% for Class R6 shares.

Bloomberg Barclays Municipal Bond Index—The Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class A, C, and Z shares is 3.34% and 3.09% for Class R6 shares.

Lipper High Yield Municipal Debt Funds Average—The Lipper High Yield Municipal Debt Funds Average (Lipper Average) is based on the average return of all funds in the Lipper High Yield Municipal Debt Funds universe for the periods noted. The Lipper High Yield Municipal Debt Funds Average consists of funds that typically invest 50% or more of their assets in municipal debt issues rated BBB or lower. The average annual total return for the Average measured from the month-end closest to the inception date of the Fund’s Class A, C, and Z shares is 4.62% and 4.34% for Class R6 shares.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Distributions and Yields as of 3/31/19
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	Taxable Equivalent 30-Day Subsidized Yield*** at Federal Tax Rates of		SEC 30-Day Unsubsidized Yield** (%)	Taxable Equivalent 30-Day Unsubsidized Yield*** at Federal Tax Rates of
			37.00%	40.80%		37.00%	40.80%
Class A	0.22	1.92	3.05	3.24	1.70	2.70	2.87
Class C	0.14	1.24	1.97	2.09	1.01	1.60	1.71
Class Z	0.24	2.23	3.54	3.77	1.98	3.14	3.34
Class R6****	0.24	2.23	3.54	3.77	1.28	2.03	2.16

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

***The taxable equivalent yield is the yield an investor would have to earn on a taxable investment in order to equal the yield provided by a tax-exempt municipal bond. Some investors may be subject to the federal alternative minimum tax (AMT). Taxable equivalent yields reflect federal and applicable state tax rates.

****Formerly known as Class Q

Credit Quality expressed as a percentage of total investments as of 3/31/19 (%)
AAA	1.3
AA	16.0
A	33.4
BBB	26.4
BB	9.2
B	3.8
CC	0.2
Not Rated	7.8
Cash/Cash Equivalents	1.8
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

PGIM Short Duration Muni High Income Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Short Duration Muni High Income Fund’s Class Z shares rose 3.95% in the 12- month reporting period that ended March 31, 2019, underperforming the 6.30% return of the Bloomberg Barclays Short Duration Muni 50% HG / 50% HY Index (the Index) and the 5.47% return of the Lipper High Yield Municipal Debt Funds Average.

What were conditions like in the municipal bond market?

•

Municipal securities exhibited solid performance during the reporting period as mutual funds experienced positive inflows, driven by record inflows in the first quarter of 2019. On the issuance front, supply was manageable during the period, contributing to a favorable supply/demand environment. For the full period, municipal bonds outperformed Treasury bonds across the yield curve.

•

During the period, the Federal Reserve hiked rates three times by 25 basis points each—in June, September, and December—before pivoting to a more dovish stance during the first quarter of 2019. (One basis point equals 0.01%.) The municipal yield curve, as measured by the yield difference between 5-year and 30-year municipals, steepened during the period as front-end rates declined more than rates declined on the long end.

•

On the credit front, several states have experienced year-over-year declines in income tax revenues, which they attribute to the state and local tax (SALT) deduction cap that was part of the federal tax reform law that was passed in 2017. PGIM Fixed Income anticipates that investors will closely follow March and April 2019 revenue collections for signs of a rebound if taxpayers did indeed delay their tax filings. Following the successful Puerto Rico Sales Tax Financing Corp. (COFINA) debt exchange in the first quarter, investors will now focus on Puerto Rico general obligation (GO) debt restructuring negotiations as the Federal Oversight and Management Board (FOMB) intends to submit a GO restructuring plan by the end of 2019. Unfunded retiree obligations remain a broader long-term issue, with Illinois and New Jersey at the forefront of this concern.

What worked?

•

The Fund’s longer duration versus the Index added to performance as yields moved lower during the reporting period. Duration measures the sensitivity of the price (the value of principal) of a bond to a change in interest rates.

•

The Fund’s overweight in intermediate-term municipal bonds, versus those in the Index, contributed to performance as spreads (the difference in yields) between intermediate-term municipal bonds and shorter-term maturities tightened.

•	The Fund’s overweight in Illinois GO bonds contributed positively to performance as spreads tightened during the period.

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What didn’t work?

•	The Fund’s overweight in pre-pay gas bonds detracted from performance as spreads widened during the period.

•	The Fund’s underweight in US territory credits detracted from performance as prices recovered from severely distressed levels post Hurricane Maria.

•

The Fund’s underweight in First Energy subordinate lien bonds detracted from performance as prices recovered from severely distressed levels. Ultimately, the issuer filed for bankruptcy and defaulted, resulting in the bonds being removed from the Index.

Did the Fund use derivatives and, if so, how did they affect performance?

The Fund held futures contracts on US Treasuries to shorten the portfolio’s duration, which reduced its sensitivity to changes in the level of rates. Overall, this strategy had a neutral impact on performance during the reporting period.

Current outlook

Looking ahead, while municipal market technicals (supply and demand) typically weaken at the start of the second quarter, the market is better positioned this year as supply is expected to remain manageable. For 2019, negative net supply is expected where interest and principal payments outpace issuance. A stable rate environment should be supportive of continued mutual fund flows. Despite the strong outperformance and relatively rich valuations vs. Treasuries, the positive technical framework is expected to remain in place through the second quarter, resulting in solid returns.

PGIM Short Duration Muni High Income Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended March 31, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over

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the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Short Duration Muni High Income Fund		Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,026.90	0.85%	$4.30
	Hypothetical	$1,000.00	$1,020.69	0.85%	$4.28
Class C	Actual	$1,000.00	$1,023.10	1.60%	$8.07
	Hypothetical	$1,000.00	$1,016.95	1.60%	$8.05
Class Z	Actual	$1,000.00	$1,028.20	0.60%	$3.03
	Hypothetical	$1,000.00	$1,021.94	0.60%	$3.02
Class R6**	Actual	$1,000.00	$1,028.50	0.60%	$3.03
	Hypothetical	$1,000.00	$1,021.94	0.60%	$3.02

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended March 31, 2019, and divided by the 365 days in the Fund’s fiscal year ended March 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

PGIM Short Duration Muni High Income Fund	13

Schedule of Investments

as of March 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 99.1%

Alabama 0.7%
Black Belt Energy Gas District, Revenue, Series B-1, (Mandatory Put Date 12/01/23), 1 Month LIBOR + 0.900%	2.568	%(c)	12/01/48	1,000	$978,820

Arizona 3.9%
Arizona Health Facilities Authority, Revenue, Banner Health, Series B, 3 Month LIBOR + 0.810%	2.684	(c)	01/01/37	2,005	1,922,113
Arizona Industrial Development Authority, Revenue, Pinecrest Academy Horizon, Series A, 144A	5.000		07/15/28	500	539,165
Industrial Development Authority of the City of Phoenix, Revenue, Great Hearts Academies Project	3.750		07/01/24	560	573,558
Maricopa County Industrial Development Authority, Revenue, Paradise School Project, Rfdg, 144A	4.000		07/01/26	500	514,340
Revenue, Reid Traditional Schools Project	4.000		07/01/26	500	529,220
Salt Verde Finance Corp., National Gas Utility, Revenue	5.250		12/01/21	555	601,304
Revenue	5.250		12/01/26	1,000	1,189,890

					5,869,590

California 5.3%
Golden State Tobacco Securitization Corp., Revenue, Series A-1, Rfdg	5.000		06/01/26	900	1,047,357
Revenue, Series A-1, Rfdg	5.000		06/01/27	1,000	1,175,480
California Municipal Finance Authority, Revenue, American Heritage Foundation, Series A, Rfdg	4.000		06/01/26	480	503,669
California Pollution Control Financing Authority, Revenue, Green Bond Project, AMT, 144A, 144A	7.000		07/01/22	250	257,643
California School Finance Authority, Revenue, Alliance College Ready Public Schools, Series A, 144A	4.000		07/01/21	400	416,256
Revenue, Alliance College Ready Public Schools, Series A, Rfdg, 144A	4.000		07/01/24	270	291,333
Revenue, Green Dot Public School Project, Series A, 144A	4.000		08/01/25	330	358,000
Revenue, KIPP Project, Series A, Rfdg, 144A	3.625		07/01/25	550	565,977
Chula Vista Municipal Financing Authority, Special Tax, Rfdg	5.000		09/01/21	755	814,215
City of Fontana Sierra Hills, Special Tax, Series 22, Rfdg	4.000		09/01/19	385	388,022

See Notes to Financial Statements.

PGIM Short Duration Muni High Income Fund	15

Schedule of Investments (continued)

as of March 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS (Continued)

California (cont’d.)
City of Roseville, Westpark Community Facility District No.1, Special Tax, Rfdg	5.000%		09/01/22	225	$245,219
Long Beach Bond Finance Authority, Natural Gas, Revenue, Series B, 3 Month LIBOR + 1.450%	3.248	(c)	11/15/27	700	696,003
Southern California Public Power Authority Natural Gas Project, Revenue, Project No.1, Series A, 3 Month LIBOR + 1.470%	3.303	(c)	11/01/38	1,360	1,258,163

					8,017,337

Colorado 4.0%
City & County of Denver, Revenue, United Airlines, Inc., AMT, Rfdg	5.000		10/01/32	500	536,430
Colorado Educational & Cultural Facilities Authority, Revenue, Lighthouse Building Corp. Stem Project, Rfdg	4.000		11/01/24	500	504,725
Colorado Health Facilities Authority, Revenue, Catholic Health Initiative, Series A, Rfdg	5.000		07/01/19	100	100,712
Revenue, Christian Living Neighborhood, Rfdg	4.000		01/01/22	300	311,301
Revenue, National Jewish Health Initiatives, Rfdg	5.000		01/01/20	695	707,962
Revenue, National Jewish Health Initiatives, Rfdg	5.000		01/01/22	125	132,975
Revenue, National Jewish Health Initiatives, Rfdg	5.000		01/01/24	315	333,065
Revenue, Retirement Communities, Series A, Rfdg	4.000		12/01/19	515	522,092
Revenue, Valley View Hospital Association Project, Rfdg, (Mandatory Put Date 05/15/23)	2.800		05/15/42	1,000	1,022,280
E-470 Public Highway Authority, Revenue, Series A, Rfdg	5.000		09/01/20	650	676,019
Park Creek Metropolitan District, Revenue, Series A, Rfdg	5.000		12/01/23	1,100	1,236,774

					6,084,335

Connecticut 2.1%
Harbor Point Infrastructure Improvement District, Special Assessment, Rfdg, 144A	5.000		04/01/22	900	946,476
State of Connecticut, Series C, GO	5.000		06/15/26	1,000	1,180,420
State of Connecticut, Special Tax, Revenue, Series A	5.000		08/01/25	660	770,094
Revenue, Transportation Infrastructure, Series A	5.000		09/01/24	270	311,097

					3,208,087

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS (Continued)

Delaware 0.8%
Delaware State Economic Development Authority, Revenue, Aspira Charter School, Series A	3.250%	06/01/26	800	$780,456
Revenue, Newark Charter School, Series A, Rfdg	2.800	09/01/26	435	438,262

				1,218,718

District of Columbia 2.3%
District of Columbia Friendship Public Charter School, Revenue	3.550	06/01/22	650	658,307
District of Columbia KIPP Charter School, Revenue, KIPP Project, Series B, Rfdg	5.000	07/01/27	145	169,485
Revenue, Rfdg (Escrowed to Maturity Date 07/01/23)(ee)	5.000	07/01/23	275	300,173
Metropolitan Washington Airports Authority, Revenue, AMT, Rfdg	5.000	10/01/26	2,000	2,402,040

				3,530,005

Florida 7.1%
City of Tallahassee, Revenue, Memorial Healthcare, Inc., Project, Series A	5.000	12/01/23	255	286,827
Revenue, Memorial Healthcare, Inc., Project, Series A	5.000	12/01/25	550	639,369
Cityplace Community Development District, Special Assessment, Rfdg	5.000	05/01/20	740	765,449
Florida Higher Educational Facilities Financial Authority, Revenue, Nova Southeastern University, Rfdg	4.000	04/01/21	40	41,519
Greater Orlando Aviation Authority, Revenue, Jet Blue Airways Corp., Rfdg	5.000	11/15/26	500	538,110
Lakewood Ranch Stewardship District, Special Assessment	4.000	05/01/21	300	302,193
Special Assessment	4.250	05/01/25	400	405,800
Special Assessment	4.250	05/01/26	250	253,930
Special Assessment	4.625	05/01/27	500	517,200
Martin County Industrial Development Authority, Revenue, Indiantown Co-Generation LP, Rfdg, 144A	3.950	12/15/21	250	254,807
Myrtle Creek Improvement District, Special Assessment, Series A, BAM, Rfdg	4.000	05/01/27	1,000	1,080,400
Orange County Health Facilities Authority, Revenue, Orlando Healthcare, Inc., Series A, Rfdg	5.000	10/01/23	150	169,785
Revenue, Regional Healthcare, NATL, Series C, Rfdg (Escrowed to Maturity Date 10/01/21)(ee)	6.250	10/01/21	65	69,360
Palm Beach County Health Facilities Authority, Revenue, Sinai Residences, Series A, Rfdg	6.750	06/01/24	450	503,932

See Notes to Financial Statements.

PGIM Short Duration Muni High Income Fund	17

Schedule of Investments (continued)

as of March 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS (Continued)

Florida (cont’d.)
Village Community Development District No. 04, Special Assessment, Revenue, Rfdg	4.125%		05/01/21	95	$97,971
Village Community Development District No. 05, Phase I, Special Assessment, Revenue, Rfdg	3.000		05/01/21	150	152,040
Village Community Development District No. 06, Special Assessment, Revenue, Rfdg	3.000		05/01/20	200	202,532
Special Assessment, Revenue, Rfdg	3.000		05/01/21	165	168,605
Special Assessment, Revenue, Rfdg	4.000		05/01/26	245	265,862
Village Community Development District No. 07, Special Assessment, Revenue, Rfdg	3.000		05/01/20	910	917,708
Special Assessment, Revenue, Rfdg	4.000		05/01/21	1,210	1,253,209
Special Assessment, Revenue, Rfdg	4.000		05/01/25	240	260,693
Special Assessment, Revenue, Rfdg	4.000		05/01/26	280	303,192
Village Community Development District No. 10, Special Assessment, Revenue	4.500		05/01/23	315	331,550
Village Community Development District No. 11, Special Assessment, Revenue	3.250		05/01/19	185	185,250
Village Community Development District No. 12, Special Assessment, Revenue	2.875		05/01/21	495	497,317
Special Assessment, Revenue, 144A	3.250		05/01/23	250	252,647

					10,717,257

Georgia 3.1%
Atlanta Development Authority, Revenue, Senior Healthcare Facilities, Georgia Proton Treatment Center, Series A-1	6.000		01/01/23	300	304,143
Burke County Development Authority, Revenue, Oglethorpe Power Corp., Series V, Rfdg, (Mandatory Put Date 02/03/25)	3.250		11/01/45	500	510,630
Main Street Natural Gas, Inc., Revenue, Series B, (Mandatory Put Date 09/01/23), 1 Month LIBOR + 0.750%	2.418	(c)	04/01/48	1,000	992,290
Revenue, Sub-Series C, (Mandatory Put Date 12/01/23)	4.000		08/01/48	1,000	1,078,450
Municipal Electric Authority of Georgia, Power Revenue, Series HH, Rfdg	5.000		01/01/29	1,000	1,181,270
Private Colleges & Universities Authority, Revenue, Savannah College of Art & Design	5.000		04/01/22	625	684,181

					4,750,964

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS (Continued)

Idaho 0.7%
County of Nez Perce, Revenue, Rfdg	2.750%		10/01/24	1,000	$1,017,920

Illinois 17.5%
Chicago Board of Education, Series A, GO, AMBAC, Rfdg	5.500		12/01/23	315	349,445
Series A, GO, Rfdg	4.000		12/01/20	500	510,690
Series C, GO, Rfdg	5.000		12/01/22	1,500	1,589,490
Series F, GO, Rfdg	5.000		12/01/19	385	390,852
Series F, GO, Rfdg	5.000		12/01/20	305	316,450
Series F, GO, Rfdg	5.000		12/01/22	1,000	1,059,660
Series F, GO, Rfdg (Escrowed to Maturity Date 12/01/19)(ee)	5.000		12/01/19	70	71,583
Chicago O’Hare International Airport, Revenue, Series C, AMT, Rfdg	5.000		01/01/23	200	221,942
Chicago Transit Authority, Revenue, Federal Transit Administration Section 530, AGM, Rfdg	5.000		06/01/22	1,630	1,731,321
City of Chicago, Series A, GO	5.000		01/01/20	200	203,836
Series A, GO, Rfdg (Escrowed to Maturity Date 01/01/24)(ee)	5.000		01/01/24	335	339,975
Series B, GO, Rfdg	5.000		01/01/23	370	396,573
Series C, GO, Rfdg	5.000		01/01/20	250	254,795
Series C, GO, Rfdg	5.000		01/01/22	945	998,667
City of Chicago Wastewater Transmission, Revenue, Second Lien	4.000		01/01/20	1,120	1,137,427
Revenue, Second Lien, Rfdg	5.000		01/01/25	390	418,876
Revenue, Second Lien, Series C, Rfdg	5.000		01/01/22	990	1,069,586
City of Chicago Waterworks, Revenue, Second Lien	4.000		11/01/24	110	116,753
Revenue, Second Lien Project	4.000		11/01/21	375	393,630
Revenue, Second Lien, Rfdg	4.000		11/01/19	490	496,076
Revenue, Second Lien, Rfdg	4.000		11/01/20	1,065	1,098,633
Revenue, Second Lien, Rfdg	5.000		11/01/20	385	403,122
Revenue, Second Lien, Rfdg	5.000		11/01/22	750	827,482
City of Springfield Electric, Revenue, Senior Lien, Rfdg	5.000		03/01/22	300	326,487
County of Cook, Series A, GO, Rfdg	5.000		11/15/23	1,000	1,121,860
Illinois Finance Authority, Revenue, Presbyterian Homes, Series B, Rfdg, (Mandatory Put Date 05/01/21), 1 Month LIBOR + 1.350%	3.092	(c)	05/01/36	500	501,560

See Notes to Financial Statements.

PGIM Short Duration Muni High Income Fund	19

Schedule of Investments (continued)

as of March 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS (Continued)

Illinois (cont’d.)
Illinois Finance Authority, (cont’d.)
Revenue, Silver Cross Hospital, Series C, Rfdg	5.000%	08/15/19	155	$156,553
Illinois State Toll Highway Authority, Senior Revenue Bonds, Series A, Rfdg	5.000	01/01/28	500	614,220
Railsplitter Tobacco Settlement Authority, Revenue	5.000	06/01/24	500	571,020
Revenue	5.375	06/01/21	705	757,064
Regional Transportation Authority, Revenue, NATL, Series A, Rfdg	5.500	07/01/25	760	908,960
State of Illinois, GO	5.000	02/01/22	200	212,560
GO, AGM, Rfdg	4.000	01/01/20	525	531,951
Revenue	5.000	06/15/24	705	761,125
Revenue, Junior Series D, BAM, Rfdg	5.000	06/15/25	1,325	1,491,473
Revenue, Series A, GO	4.000	06/15/19	150	150,595
Series 2010, GO, AGM, Rfdg	5.000	01/01/20	200	204,120
Series A, GO	4.000	01/01/23	360	368,752
Series A, GO	5.000	04/01/20	455	467,180
Series A, GO, AGM	4.000	09/01/22	150	150,255
Series B, GO, Rfdg	5.250	01/01/21	715	748,133
Series D, GO	5.000	11/01/23	1,500	1,626,960
University of Illinois, Revenue, Series A, Rfdg	5.000	04/01/26	425	489,447

				26,557,139

Indiana 0.9%
City of Rockport, Revenue, Power Co. Project, Series A, Rfdg	3.050	06/01/25	500	510,780
Gary Chicago International Airport Authority, Revenue, AMT	5.000	02/01/20	835	855,090

				1,365,870

Iowa 0.6%
Iowa Finance Authority, Revenue, Midwestern Disaster Area, Iowa Fertilizer Co. Project, Rfdg	5.000	12/01/19	540	548,132
Revenue, Midwestern Disaster Area, Iowa Fertilizer Co. Project, Rfdg	5.500	12/01/22	415	415,465

				963,597

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS (Continued)

Kentucky 1.9%
Kentucky Economic Development Finance Authority, Revenue, Owensboro Medical Health Systems, Series A	5.250%	06/01/20	615	$634,748
Kentucky Public Energy Authority, National Gas Utility, Revenue, Series A-1, (Mandatory Put Date 06/01/25)	4.000	12/01/49	1,000	1,083,880
Revenue, Series B, (Mandatory Put Date 01/01/25)	4.000	01/01/49	1,000	1,086,600

				2,805,228

Louisiana 1.3%
City of New Orleans, GO, Rfdg	5.000	12/01/22	100	111,343
GO, Rfdg	5.000	12/01/23	150	170,937
City of New Orleans Sewerage Service, Revenue	5.000	06/01/23	300	334,875
Revenue	5.000	06/01/24	200	227,778
Revenue, Rfdg	5.000	06/01/19	400	402,204
Revenue, Rfdg	5.000	06/01/20	350	363,121
Louisiana Public Facilities Authority, Revenue, Ochsner Clinic Foundation, Rfdg	5.000	05/15/22	265	288,784

				1,899,042

Maryland 0.4%
Frederick County Special Obligation, Urbana Community Development Authorization, Special Tax, Series A, Rfdg	5.000	07/01/20	100	104,497
Special Tax, Series A, Rfdg	5.000	07/01/21	100	104,833
Maryland Economic Development Corp., Revenue, Transportation Project, Series A, Rfdg	5.000	06/01/24	350	396,413

				605,743

Massachusetts 0.5%
Massachusetts Development Finance Agency, Revenue, International Charter School, Rfdg	4.000	04/15/20	220	221,707
Revenue, Series A, Rfdg	5.000	07/01/28	500	601,710

				823,417

Michigan 0.7%
City of Detroit, GO	5.000	04/01/21	500	519,430

See Notes to Financial Statements.

PGIM Short Duration Muni High Income Fund	21

Schedule of Investments (continued)

as of March 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS (Continued)

Michigan (cont’d.)
Michigan Finance Authority, Revenue, Local Government Loan Program, Series D-1, Rfdg	5.000%		07/01/22	400	$437,288
Oakland County Economic Development Corp., Revenue, Roman Catholic Archdiocese, Rfdg	6.500		12/01/20	160	163,053

					1,119,771

Minnesota 0.5%
City of Shakopee, Healthcare Facility, Revenue, St. Francis Regional Medical Center, Rfdg	5.000		09/01/19	185	187,226
City of St. Paul Housing & Redevelopment Authority, Revenue, Healtheast Care System Project, Rfdg (Escrowed to Maturity Date 11/15/20)(ee)	5.000		11/15/20	500	527,310

					714,536

Mississippi 1.1%
Mississippi Business Finance Corp., Pollution Control Revenue, Rfdg	3.200		09/01/28	500	503,645
Revenue, Chevron Corp., Series F, FRDD	1.520	(cc)	11/01/35	1,200	1,200,000

					1,703,645

Missouri 0.1%
Health & Educational Facilities Authority of the State of Missouri, Revenue, St. Louis College of Pharmacy Project, Rfdg	5.000		05/01/19	125	125,283

Nevada 0.5%
Clark County Airport Department of Aviation, Revenue, Jet Aviation Fuel Tax, Series A, AMT, Rfdg	5.000		07/01/21	500	533,050
State of Nevada Department of Business & Industry, Revenue, Somerset Academy, Series A, 144A	4.500		12/15/29	250	262,675

					795,725

New Jersey 6.4%
Casino Reinvestment Development Authority, Revenue, Rfdg	4.000		11/01/19	500	505,125
New Jersey Building Authority, Revenue, Series A, Rfdg	5.000		06/15/21	625	662,606
Revenue, Series A, Rfdg (Escrowed to Maturity Date 06/15/21)(ee)	5.000		06/15/21	60	64,410

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS (Continued)

New Jersey (cont’d.)
New Jersey Economic Development Authority, Revenue, Continental Airlines, Inc., Rfdg	5.750%		09/15/27	700	$773,633
Revenue, Continental Airlines, Inc., Series A	4.875		09/15/19	510	515,569
Revenue, Police Barracks Project	4.750		06/15/19	245	246,315
Revenue, Port Newark Container, AMT, Rfdg	5.000		10/01/21	500	532,675
Revenue, Series XX, Rfdg	5.000		06/15/22	860	930,219
Revenue, Series XX, Rfdg	5.000		06/15/24	420	467,960
Revenue, Transit Project Sublease, Series A, Rfdg	5.000		05/01/19	275	275,723
New Jersey Health Care Facilities Financing Authority, Revenue, Holy Name Medical Center, Rfdg	4.250		07/01/19	150	150,822
Revenue, Holy Name Medical Center, Rfdg	4.500		07/01/20	310	319,480
Revenue, Holy Name Medical Center, Rfdg	5.000		07/01/19	235	236,720
Revenue, University Hospital, Series A, AGM, Rfdg	5.000		07/01/23	500	556,580
Revenue, Virtua Health, Rfdg	5.000		07/01/21	125	134,149
New Jersey Transportation Trust Fund Authority, Revenue, Series B, AGM, Rfdg	5.500		12/15/21	175	190,610
Revenue, Series B-5, Rfdg	5.250		12/15/19	440	450,573
Revenue, Transportation Program, Series AA	5.000		06/15/19	100	100,662
Revenue, Transportation Program, Series AA	5.000		06/15/22	455	492,151
Revenue, Transportation System, Series A, Rfdg	5.000		12/15/23	250	278,470
New Jersey Turnpike Authority, Revenue, Series D-1, Rfdg, 1 Month LIBOR + 0.700%	2.443	(c)	01/01/24	1,000	1,005,840
South Jersey Transportation Authority LLC, Revenue, Series A, Rfdg	5.000		11/01/20	100	104,293
Revenue, Series A, Rfdg	5.000		11/01/21	350	372,813
Tobacco Settlement Financing Corp., Revenue, Series A, Rfdg	5.000		06/01/26	160	186,653
Revenue, Series A, Rfdg	5.000		06/01/27	170	200,653

					9,754,704

New York 4.0%
New York State Energy Research & Development Authority, Revenue, Series B, Rfdg, (Mandatory Put Date 05/01/20)	2.000		02/01/29	500	502,185
New York Transportation Development Corp., Revenue, Delta Air Lines, Inc., AMT	5.000		01/01/27	2,000	2,355,380
Revenue, Terminal One Group Association, AMT, Rfdg	5.000		01/01/22	1,000	1,075,930
Revenue, Terminal One Group Association, AMT, Rfdg	5.000		01/01/23	1,000	1,100,190
Port Authority of New York & New Jersey, Revenue, JFK International Air Terminal	5.000		12/01/20	1,050	1,090,488

					6,124,173

See Notes to Financial Statements.

PGIM Short Duration Muni High Income Fund	23

Schedule of Investments (continued)

as of March 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS (Continued)

North Carolina 0.3%
North Carolina Medical Care Commission, Revenue, Pennybyrn at Maryfield, Rfdg	5.000%	10/01/20	500	$518,930

North Dakota 0.3%
Burleigh County Healthcare, St. Alexius Medical Center Project, Revenue, Series A, Rfdg (Escrowed to Maturity Date 07/01/20)(ee)	4.000	07/01/20	500	513,995

Ohio 3.9%
Buckeye Tobacco Settlement Financing Authority, Revenue, Asset-Backed, Senior Turbo, Series A-2	5.125	06/01/24	3,505	3,342,894
Revenue, Asset-Backed, Senior Turbo, Series A-2	5.875	06/01/30	1,000	977,170
Cleveland-Cuyahoga County Port Authority, Revenue, Playhouse Square Foundation Project, Rfdg	5.000	12/01/28	250	275,382
County of Cuyahoga, Revenue, MetroHealth System, Rfdg	5.000	02/15/25	695	781,069
Ohio Air Quality Development Authority, Revenue, Pratt Paper LLC Project, AMT, 144A	3.750	01/15/28	500	520,900

				5,897,415

Oklahoma 0.5%
Oklahoma Development Finance Authority, Revenue, University of Oklahoma Medicine Project, Series B	5.000	08/15/25	450	514,498
Tulsa Airports Improvement Trust, Revenue, American Airlines Group, AMT, Rfdg, (Mandatory Put Date 06/01/25)	5.000	06/01/35	250	274,430

				788,928

Oregon 0.1%
Hospital Facilities Authority of Multnomah County, Revenue, Mirabella at South Water Front, Series A, Rfdg	5.000	10/01/19	110	111,520

Pennsylvania 5.6%
Allegheny County Hospital Development Authority, Revenue, Allegheny Health Network, Series A, Rfdg	5.000	04/01/27	1,000	1,187,190
Chester County Industrial Development Authority, Revenue, Renaissance Academy Christian School, Rfdg	3.750	10/01/24	390	397,913

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS (Continued)

Pennsylvania (cont’d.)
Commonwealth Financing Authority, Revenue, Tobacco Master Settlement Payment	5.000%		06/01/25	1,000	$1,163,180
Commonwealth of Pennsylvania, First Series, GO, Rfdg	5.000		08/15/25	1,000	1,187,270
Series A, Certificate of Participation, Rfdg	5.000		07/01/26	500	584,075
East Hempfield Township Industrial Development Authority, Revenue, Willow Valley Community, Rfdg	5.000		12/01/23	500	560,755
Montgomery County Industrial Development Authority, Revenue, Exelon Generation Co., Series A, AMT, Rfdg, (Mandatory Put Date 04/01/20)	2.700		10/01/34	1,000	1,001,470
Moon Industrial Development Authority, Revenue, Baptist Homes Society, Rfdg	5.000		07/01/20	320	325,635
Pennsylvania Turnpike Commission, Revenue, Rfdg	5.000		12/01/29	1,000	1,229,010
Revenue, Series A-2, Rfdg	5.000		12/01/26	685	828,152

					8,464,650

Puerto Rico 1.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue, Senior Lien, Series A	4.000		07/01/22	155	150,931
Revenue, Senior Lien, Series A	5.000		07/01/19	175	174,563
Puerto Rico Sales Tax Financing Corp., Revenue, Series A-1, CABs	3.740	(s)	07/01/27	405	301,984
Revenue, Series A-1, CABs	4.012	(s)	07/01/24	1,194	1,002,518

					1,629,996

Rhode Island 1.4%
Tobacco Settlement Financing Corp., Revenue, Series A, Rfdg	5.000		06/01/22	540	581,488
Revenue, Series A, Rfdg	5.000		06/01/24	1,400	1,555,610

					2,137,098

South Carolina 0.2%
South Carolina Public Service Authority, Revenue, Santee Cooper, Series A, Rfdg	5.000		12/01/24	280	301,437

See Notes to Financial Statements.

PGIM Short Duration Muni High Income Fund	25

Schedule of Investments (continued)

as of March 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS (Continued)

Tennessee 0.6%
Memphis-Shelby County Industrial Development Board, Senior Tax Project, Series A, Rfdg	4.750%		07/01/27	650	$687,668
Tennessee Energy Acquisition Corp., Revenue, Series C	5.000		02/01/20	270	275,910

					963,578

Texas 12.4%
Austin Convention Enterprises, Inc., Revenue, First Tier Convention Center, Series A, Rfdg	5.000		01/01/26	1,500	1,739,520
Revenue, Second Tier Convention Center, Series B, Rfdg	5.000		01/01/25	650	733,857
Bexar County Health Facilities Development Corp., Revenue, Army Retirement Residence Foundation, Rfdg	5.000		07/15/24	500	546,970
Board of Managers Joint Guadalupe County-City of Seguin Hospital, Revenue, Rfdg	5.000		12/01/21	1,000	1,048,800
Central Texas Regional Mobility Authority, Revenue, Senior Lien, Series A, Rfdg	5.000		01/01/23	610	674,593
Revenue, Sub Lien, Rfdg	5.000		01/01/21	180	189,227
City of Houston Airport System, Revenue, Sub-Series A, AMT	5.000		07/01/25	1,000	1,173,290
Clifton Higher Education Finance Corp., Revenue, Idea Public Schools	3.750		08/15/22	345	353,063
Revenue, Idea Public Schools (Pre-refunded Date 08/15/21)(ee)	5.500		08/15/31	410	446,125
Revenue, Idea Public Schools, Series B	4.000		08/15/23	610	652,358
Revenue, Idea Public Schools, Series B	5.000		08/15/25	210	241,697
Dallas County Flood Control District No. 1, GO, Rfdg, 144A	5.000		04/01/20	750	768,127
Decatur Hospital Authority, Wise Regional Health Systems, Revenue, Series A, Rfdg	4.000		09/01/20	200	204,462
Revenue, Series A, Rfdg	5.000		09/01/22	150	162,338
Revenue, Series A, Rfdg	5.000		09/01/23	150	165,504
Gulf Coast Authority, Revenue, Exxon Project, Rfdg, FRDD	1.560	(cc)	09/01/25	2,350	2,350,000
Revenue, Exxon Project, Rfdg, FRDD	1.560	(cc)	12/01/25	760	760,000
Houston Higher Education Finance Corp., Revenue, Cosmos Foundation, Series A, Rfdg	4.000		02/15/22	55	56,776
Kerrville Health Facilities Development Corp., Revenue, Peterson Regional Medical Center Project, Rfdg	5.000		08/15/22	485	528,669

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS (Continued)

Texas (cont’d.)
New Hope Cultural Education Facilities Finance Corp., Revenue, Jubilee Academic Center Project, Series A, 144A	4.250%		08/15/27	500	$501,880
Revenue, MRC Crestview, Rfdg	4.000		11/15/26	1,060	1,097,301
Revenue, Tarelton St. University Student Housing Project, Series A	4.000		04/01/21	300	307,650
North Texas Tollway Authority, Revenue, Series A, Rfdg	5.000		01/01/21	100	105,797
Tarrant County Cultural Education Facilities Finance Corp., Revenue, Trinity Terrace Project, Series A-1, Rfdg	5.000		10/01/29	630	689,327
Texas Municipal Gas Acquisition & Supply Corp. I, Revenue, Senior Lien, Series A	5.250		12/15/19	100	102,417
Revenue, Senior Lien, Series B, 3 Month LIBOR + 0.700%	2.449	(c)	12/15/26	760	755,562
Revenue, Senior Lien, Series D	6.250		12/15/26	935	1,085,909
Texas Municipal Gas Acquisition & Supply Corp. II, Revenue, 3 Month LIBOR + 0.870%	2.619	(c)	09/15/27	1,405	1,383,841

					18,825,060

Utah 1.1%
Salt Lake City Corp. Airport, Revenue, Series A, AMT	5.000		07/01/22	300	329,655
Revenue, Series A, AMT	5.000		07/01/26	1,050	1,249,574
Utah Charter School Finance Authority, Revenue, Spectrum Academy Project, 144A	4.300		04/15/25	140	140,631

					1,719,860

Vermont 0.1%
Vermont Economic Development Authority, Revenue, Wake Robin Corp. Project, Rfdg	5.000		05/01/21	100	104,043

Virginia 0.9%
Virginia College Building Authority, Revenue, Green Bond, Marymount University Project, Series B, 144A	5.000		07/01/20	500	513,305
Revenue, Marymount University Project, Series A, Rfdg, 144A	5.000		07/01/20	525	538,970
Virginia Small Business Financing Authority, Revenue, Senior Lien, Express Lanes	4.250		07/01/22	225	238,574

					1,290,849

See Notes to Financial Statements.

PGIM Short Duration Muni High Income Fund	27

Schedule of Investments (continued)

as of March 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS (Continued)

Washington 0.2%
Washington Health Care Facilities Authority, Revenue, Overlake Medical Center, Rfdg	5.000%	07/01/20	325	$338,254

West Virginia 1.5%
Harrison County Commission, Revenue, Monongahela Power Co., Series A, AMT, Rfdg, (Mandatory Put Date 10/15/21)	3.000	10/15/37	500	499,875
Monongalia County Commission Special District, Revenue, Series A, Rfdg, 144A	4.500	06/01/27	250	250,790
West Virginia Economic Development Authority, Revenue, Appalachian Power Co., Series A, Rfdg, (Mandatory Put Date 04/01/24)	2.550	03/01/40	1,000	1,013,160
Revenue, Wheeling Power Co. Mitchell, Series A, AMT, Rfdg, (Mandatory Put Date 04/01/22)	3.000	06/01/37	500	504,580

				2,268,405

Wisconsin 2.5%
Public Finance Authority, Revenue, Bancroft Neurohealth Project, Series A, Rfdg, 144A	5.000	06/01/23	500	529,000
Revenue, Celanese U.S. Holdings LLC, Series A, AMT, Rfdg	5.000	01/01/24	1,000	1,098,520
Revenue, Series E, AMT, Rfdg	5.000	07/01/23	2,000	2,125,300

				3,752,820

TOTAL INVESTMENTS 99.1% (cost $147,793,717)				150,377,744
Other assets in excess of liabilities 0.9%				1,410,971

NET ASSETS 100.0%				$151,788,715

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

AMT—Alternative Minimum Tax

BAM—Build America Mutual

CABS—Capital Appreciation Bonds

FRDD—Floating Rate Daily Demand Note

GO—General Obligation

IDB—Industrial Development Bond

LIBOR—London Interbank Offered Rate

See Notes to Financial Statements.

28

NATL—National Public Finance Guaranty Corp.

OTC—Over-the-counter

PCR—Pollution Control Revenue

Rfdg—Refunding

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at March 31, 2019.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of March 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ee)	All or partial escrowed to maturity and pre-refunded issues are secured by escrowed cash, a guaranteed investment contract and /or U.S. guaranteed obligations.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of March 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Municipal Bonds
Alabama	$—	$978,820	$—
Arizona	—	5,869,590	—
California	—	8,017,337	—
Colorado	—	6,084,335	—
Connecticut	—	3,208,087	—
Delaware	—	1,218,718	—
District of Columbia	—	3,530,005	—
Florida	—	10,717,257	—
Georgia	—	4,750,964	—
Idaho	—	1,017,920	—
Illinois	—	26,557,139	—
Indiana	—	1,365,870	—
Iowa	—	963,597	—
Kentucky	—	2,805,228	—
Louisiana	—	1,899,042	—
Maryland	—	605,743	—
Massachusetts	—	823,417	—
Michigan	—	1,119,771	—
Minnesota	—	714,536	—
Mississippi	—	1,703,645	—
Missouri	—	125,283	—

See Notes to Financial Statements.

PGIM Short Duration Muni High Income Fund	29

Schedule of Investments (continued)

as of March 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Municipal Bonds (continued)
Nevada	$—	$795,725	$—
New Jersey	—	9,754,704	—
New York	—	6,124,173	—
North Carolina	—	518,930	—
North Dakota	—	513,995	—
Ohio	—	5,897,415	—
Oklahoma	—	788,928	—
Oregon	—	111,520	—
Pennsylvania	—	8,464,650	—
Puerto Rico	—	1,629,996	—
Rhode Island	—	2,137,098	—
South Carolina	—	301,437	—
Tennessee	—	963,578	—
Texas	—	18,825,060	—
Utah	—	1,719,860	—
Vermont	—	104,043	—
Virginia	—	1,290,849	—
Washington	—	338,254	—
West Virginia	—	2,268,405	—
Wisconsin	—	3,752,820	—

Total	$—	$150,377,744	$—

Sector Classification:

The sector classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of March 31, 2019 were as follows (unaudited):

Corporate Backed IDB & PCR	15.4%
Healthcare	14.0
Special Tax/Assessment District	13.8
General Obligation	10.6
Transportation	9.1
Education	8.6
Pre-pay Gas	8.3
Tobacco	7.6
Water & Sewer	5.3
Lease Backed Certificate of Participation	3.1%
Development	1.8
Power	1.5

99.1
Other assets in excess of liabilities	0.9

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Fund did not hold any derivative instruments as of March 31, 2019, accordingly, no derivative positions were presented in

See Notes to Financial Statements.

30

the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended March 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$6,538

For the year ended March 31, 2019, the Fund did not have any net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended March 31, 2019, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$382,131

(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Short Duration Muni High Income Fund	31

Statement of Assets & Liabilities

as of March 31, 2019

Assets
Unaffiliated investments (cost $147,793,717)	$150,377,744
Cash	23,337
Interest receivable	1,817,039
Receivable for Fund shares sold	1,284,851
Prepaid expenses	598

Total Assets	153,503,569

Liabilities
Payable for investments purchased	1,000,000
Payable for Fund shares reacquired	485,045
Accrued expenses and other liabilities	97,469
Dividends payable	72,387
Management fee payable	36,938
Distribution fee payable	21,978
Affiliated transfer agent fee payable	1,037

Total Liabilities	1,714,854

Net Assets	$151,788,715

Net assets were comprised of:
Shares of beneficial interest, at par	$14,815
Paid-in capital in excess of par	150,619,113
Total distributable earnings (loss)	1,154,787

Net assets, March 31, 2019	$151,788,715

See Notes to Financial Statements.

32

Class A
Net asset value and redemption price per share, ($33,778,893 ÷ 3,295,660 shares of beneficial interest issued and outstanding)	$10.25
Maximum sales charge (3.25% of offering price)	0.34

Maximum offering price to public	$10.59

Class C
Net asset value, offering price and redemption price per share,
($18,001,540 ÷ 1,758,039 shares of beneficial interest issued and outstanding)	$10.24

Class Z
Net asset value, offering price and redemption price per share,
($97,708,578 ÷ 9,537,010 shares of beneficial interest issued and outstanding)	$10.25

Class R6
Net asset value, offering price and redemption price per share,
($2,299,704 ÷ 224,537 shares of beneficial interest issued and outstanding)	$10.24

See Notes to Financial Statements.

PGIM Short Duration Muni High Income Fund	33

Statement of Operations

Year Ended March 31, 2019

Net Investment Income (Loss)
Interest income	$4,430,858

Expenses
Management fee	796,500
Distribution fee(a)	262,275
Transfer agent’s fees and expenses (including affiliated expense of $5,829)(a)	133,116
Custodian and accounting fees	81,086
Registration fees(a)	70,169
Audit fee	42,868
Shareholders’ reports	33,240
Legal fees and expenses	18,317
Trustees’ fees	14,750
Miscellaneous	19,468

Total expenses	1,471,789
Less: Fee waiver and/or expense reimbursement(a)	(338,398)
Custodian fee credit	(1,793)

Net expenses	1,131,598

Net investment income (loss)	3,299,260

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	(523,266)
Futures transactions	6,538

(516,728)

Net change in unrealized appreciation (depreciation) on investments	2,542,217

Net gain (loss) on investment transactions	2,025,489

Net Increase (Decrease) In Net Assets Resulting From Operations	$5,324,749

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	79,101	183,174	—	—
Transfer agent’s fees and expenses	15,308	10,632	107,117	59
Registration fees	15,449	15,470	23,782	15,468
Fee waiver and/or expense reimbursement	(60,419)	(43,189)	(217,949)	(16,841)

See Notes to Financial Statements.

34

Statements of Changes in Net Assets

	Year Ended March 31,

	2019		2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$3,299,260	$2,930,150
Net realized gain (loss) on investment transactions		(516,728)	(484,666)
Net change in unrealized appreciation (depreciation) on investments		2,542,217	978,520

Net increase (decrease) in net assets resulting from operations		5,324,749	3,424,004

Dividends and Distributions
Distributions from distributable earnings*
Class A		(682,371)	—
Class C		(258,181)	—
Class Z		(2,251,129)	—
Class R6		(31,456)	—

		(3,223,137)	—

Dividends from net investment income*
Class A			(795,132)
Class C			(277,358)
Class Z			(1,718,832)
Class R6			(198)

		*	(2,791,520)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold		90,661,046	71,917,437
Net asset value of shares issued in reinvestment of dividends and distributions		2,258,515	1,658,596
Cost of shares reacquired		(84,613,280)	(52,401,883)

Net increase (decrease) in net assets from Fund share transactions		8,306,281	21,174,150

Total increase (decrease)		10,407,893	21,806,634

Net Assets:
Beginning of year		141,380,822	119,574,188

End of year(a)		$151,788,715	$141,380,822

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$292,344

*	For the year ended March 31, 2019, the disclosures have been revised to reflect revisions to Regulation S-X adopted by the SEC in 2018 (refer to Note 9).

See Notes to Financial Statements.

PGIM Short Duration Muni High Income Fund	35

Notes to Financial Statements

Prudential Investment Portfolios 12 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on October 24, 1997. The Trust currently consists of the following six series: PGIM QMA Large-Cap Core Equity PLUS Fund, PGIM QMA Long-Short Equity Fund and PGIM Short Duration Muni High Income Fund, each of which are diversified funds and PGIM Global Real Estate Fund, PGIM Jennison Technology Fund and PGIM US Real Estate Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM Short Duration Muni High Income Fund (the “Fund”). Effective June 11, 2018, the names of the Fund and the other funds which comprise the Trust were changed by replacing “Prudential” with “PGIM” in each fund’s name and each fund’s Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is to provide the maximum amount of income that is eligible for exclusion from federal income taxes.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A

36

record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

PGIM Short Duration Muni High Income Fund	37

Notes to Financial Statements (continued)

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date.

38

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such

PGIM Short Duration Muni High Income Fund	39

Notes to Financial Statements (continued)

custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the Subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

40

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.55% of the Fund’s average daily net assets up to and including $5 billion, 0.525% on the next $5 billion of average daily net assets, and 0.515% of the Fund’s average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.55% for the year ended March 31, 2019.

The Manager has contractually agreed, through July 31, 2019, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.85% of average daily net assets for Class A shares, 1.60% of average daily net assets for Class C shares, 0.60% of average daily net assets for Class Z shares, and 0.60% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expense), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Effective April 1, 2019 this waiver agreement was extended through July 31, 2020.

Where applicable, the Manager voluntarily agreed through March 31, 2019, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective April 1, 2019 this voluntary agreement became part of the Fund’s contractual waiver agreement through July 31, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

For the year ended March 31, 2019, PIMS received $33,835 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended March 31, 2019, PIMS received $2,759 and $2,090 in contingent deferred sales charges imposed upon

PGIM Short Duration Muni High Income Fund	41

Notes to Financial Statements (continued)

redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. Any 17a-7 transactions for the reporting period are disclosed in the “Portfolio Securities” note, below.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended March 31, 2019, were $139,823,693 and $129,310,120, respectively.

For the year ended March 31, 2019, the Fund’s purchase and sales transactions under Rule 17a-7 and realized gain as a result of 17a-7 sales transactions were as follows:

	Purchases	Sales	Realized Gain
PGIM Short Duration Muni High Income Fund	$6,083,540	$11,406,295	$—

42

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended March 31, 2019, the tax character of dividends paid by the Fund were $2,940 of ordinary income and $3,220,197 of tax-exempt income. For the year ended March 31, 2018, the tax character of dividends paid by the Fund were $7,364 of ordinary income and $2,784,156 of tax-exempt income.

As of March 31, 2019, the accumulated undistributed earnings on a tax basis was $164,373 of tax-exempt income (includes timing difference of $72,387 for dividends payable).

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of March 31, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$147,529,429	$3,133,026	$(284,711)	$2,848,315

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales and other book to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of March 31, 2019 of approximately $1,782,000 which can be carried forward for an unlimited period. No future capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made

PGIM Short Duration Muni High Income Fund	43

Notes to Financial Statements (continued)

within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share.

As of March 31, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 1,030 Class R6 shares of the Fund. At reporting period end, five shareholders of record, each holding greater than 5% of the Fund, held 75% of the Fund’s outstanding shares.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended March 31, 2019:
Shares sold	1,868,510	$18,910,923
Shares issued in reinvestment of dividends and distributions	43,775	442,864
Shares reacquired	(2,586,086)	(26,132,016)

Net increase (decrease) in shares outstanding before conversion	(673,801)	(6,778,229)
Shares issued upon conversion from other share class(es)	121,698	1,235,224
Shares reacquired upon conversion into other share class(es)	(133,040)	(1,344,183)

Net increase (decrease) in shares outstanding	(685,143)	$(6,887,188)

Year ended March 31, 2018:
Shares sold	1,598,580	$16,271,516
Shares issued in reinvestment of dividends and distributions	51,589	524,300
Shares reacquired	(1,507,946)	(15,358,050)

Net increase (decrease) in shares outstanding before conversion	142,223	1,437,766
Shares issued upon conversion from other share class(es)	5,391	54,730
Shares reacquired upon conversion into other share class(es)	(253,091)	(2,583,514)

Net increase (decrease) in shares outstanding	(105,477)	$(1,091,018)

44

Class C	Shares	Amount
Year ended March 31, 2019:
Shares sold	501,606	$5,059,000
Shares issued in reinvestment of dividends and distributions	13,814	139,589
Shares reacquired	(691,837)	(6,983,503)

Net increase (decrease) in shares outstanding before conversion	(176,417)	(1,784,914)
Shares reacquired upon conversion into other share class(es)	(77,501)	(781,412)

Net increase (decrease) in shares outstanding	(253,918)	$(2,566,326)

Year ended March 31, 2018:
Shares sold	587,792	$5,965,886
Shares issued in reinvestment of dividends and distributions	14,298	145,175
Shares reacquired	(622,083)	(6,314,755)

Net increase (decrease) in shares outstanding before conversion	(19,993)	(203,694)
Shares reacquired upon conversion into other share class(es)	(88,455)	(899,678)

Net increase (decrease) in shares outstanding	(108,448)	$(1,103,372)

Class Z
Year ended March 31, 2019:
Shares sold	6,574,176	$66,370,224
Shares issued in reinvestment of dividends and distributions	162,601	1,644,606
Shares reacquired	(5,075,691)	(51,213,875)

Net increase (decrease) in shares outstanding before conversion	1,661,086	16,800,955
Shares issued upon conversion from other share class(es)	209,193	2,111,455
Shares reacquired upon conversion into other share class(es)	(337,178)	(3,415,118)

Net increase (decrease) in shares outstanding	1,533,101	$15,497,292

Year ended March 31, 2018:
Shares sold	4,871,549	$49,670,035
Shares issued in reinvestment of dividends and distributions	97,362	988,923
Shares reacquired	(3,025,094)	(30,729,078)

Net increase (decrease) in shares outstanding before conversion	1,943,817	19,929,880
Shares issued upon conversion from other share class(es)	338,789	3,455,139
Shares reacquired upon conversion into other share class(es)	(2,631)	(26,677)

Net increase (decrease) in shares outstanding	2,279,975	$23,358,342

Class R6
Year ended March 31, 2019:
Shares sold	31,919	$320,899
Shares issued in reinvestment of dividends and distributions	3,109	31,456
Shares reacquired	(28,330)	(283,886)

Net increase (decrease) in shares outstanding before conversion	6,698	68,469
Shares issued upon conversion from other share class(es)	216,833	2,194,034

Net increase (decrease) in shares outstanding	223,531	$2,262,503

Period ended March 31, 2018*:
Shares sold	986	$10,000
Shares issued in reinvestment of dividends and distributions	20	198

Net increase (decrease) in shares outstanding	1,006	$10,198

*	Commencement of offering was May 25, 2017.

PGIM Short Duration Muni High Income Fund	45

Notes to Financial Statements (continued)

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the year ended March 31, 2019. The average daily balance for the 2 days that the Fund had loans outstanding during the period was approximately $2,325,000, borrowed at a weighted average interest rate of 3.20%. The maximum loan outstanding amount during the period was $3,996,000. At March 31, 2019, the Fund did not have an outstanding loan amount.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

46

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the Subadviser.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or

PGIM Short Duration Muni High Income Fund	47

Notes to Financial Statements (continued)

guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Municipal Bonds Risk: Municipal bonds are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to municipal bond market movements. Municipal bonds are also subject to the risk that potential future legislative changes could affect the market for and value of municipal bonds, which may adversely affect the Fund’s yield or the value of the Fund’s investments in municipal bonds.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. The Manager has adopted the amendments and reflected them in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, the Manager is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

In March 2017, the FASB issued ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20):Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain

48

purchased callable debt securities held at a premium, by requiring amortization to the earliest call date. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, the Manager is evaluating the implications of these amendments, if any, on the financial statements.

PGIM Short Duration Muni High Income Fund	49

Financial Highlights

Class A Shares
	Year Ended March 31,				May 29, 2014(a) through March 31,
	2019(b)	2018(b)	2017(b)	2016(b)	2015
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.10	$10.03	$10.26	$10.17	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.22	0.21	0.21	0.17
Net realized and unrealized gain (loss) on investment transactions	0.15	0.06	(0.23)	0.10	0.17
Total from investment operations	0.37	0.28	(0.02)	0.31	0.34
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.21)	(0.21)	(0.21)	(0.17)
Distributions from net realized gains	-	-	-	(0.01)	-	(c)
Total dividends and distributions	(0.22)	(0.21)	(0.21)	(0.22)	(0.17)
Net asset value, end of period	$10.25	$10.10	$10.03	$10.26	$10.17
Total Return(d):	3.69%	2.78%	(0.23)%	3.07%	3.43%

Ratios/Supplemental Data:
Net assets, end of period (000)	$33,779	$40,222	$40,966	$62,314	$9,062
Average net assets (000)	$31,640	$38,892	$58,677	$32,591	$5,344
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.85%	0.85%	0.85%	0.85%	0.85%	(f)
Expenses before waivers and/or expense reimbursement	1.04%	1.07%	1.06%	1.11%	1.40%	(f)
Net investment income (loss)	2.21%	2.14%	2.07%	2.10%	2.21%	(f)
Portfolio turnover rate(g)(h)	90%	71%	70%	19%	31%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

50

Class C Shares
	Year Ended March 31,				May 29, 2014(a) through March 31,
	2019(b)	2018(b)	2017(b)	2016(b)	2015
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.09	$10.02	$10.25	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.14	0.14	0.14	0.11
Net realized and unrealized gain (loss) on investment transactions	0.14	0.06	(0.24)	0.10	0.15
Total from investment operations	0.29	0.20	(0.10)	0.24	0.26
Less Dividends and Distributions:
Dividends from net investment income	(0.14)	(0.13)	(0.13)	(0.14)	(0.10)
Distributions from net realized gains	-	-	-	(0.01)	-	(c)
Total dividends and distributions	(0.14)	(0.13)	(0.13)	(0.15)	(0.10)
Net asset value, end of period	$10.24	$10.09	$10.02	$10.25	$10.16
Total Return(d):	2.93%	2.01%	(0.98)%	2.30%	2.69%

Ratios/Supplemental Data:
Net assets, end of period (000)	$18,002	$20,309	$21,240	$21,023	$11,962
Average net assets (000)	$18,317	$21,456	$22,803	$15,743	$5,073
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.60%	1.60%	1.60%	1.60%	1.60%	(f)
Expenses before waivers and/or expense reimbursement	1.84%	1.85%	1.81%	1.86%	2.19%	(f)
Net investment income (loss)	1.46%	1.39%	1.33%	1.39%	1.43%	(f)
Portfolio turnover rate(g)(h)	90%	71%	70%	19%	31%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

PGIM Short Duration Muni High Income Fund	51

Financial Highlights (continued)

Class Z Shares
	Year Ended March 31,				May 29, 2014(a) through March 31,
	2019(b)	2018(b)	2017(b)	2016(b)	2015
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.10	$10.02	$10.26	$10.17	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.24	0.24	0.24	0.19
Net realized and unrealized gain (loss) on investment transactions	0.14	0.07	(0.25)	0.10	0.17
Total from investment operations	0.39	0.31	(0.01)	0.34	0.36
Less Dividends and Distributions:
Dividends from net investment income	(0.24)	(0.23)	(0.23)	(0.24)	(0.19)
Distributions from net realized gains	-	-	-	(0.01)	-	(c)
Total dividends and distributions	(0.24)	(0.23)	(0.23)	(0.25)	(0.19)
Net asset value, end of period	$10.25	$10.10	$10.02	$10.26	$10.17
Total Return(d):	3.95%	3.13%	(0.08)%	3.33%	3.65%

Ratios/Supplemental Data:
Net assets, end of period (000)	$97,709	$80,839	$57,368	$65,093	$48,254
Average net assets (000)	$93,569	$74,855	$67,197	$54,951	$38,695
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.60%	0.60%	0.60%	0.60%	0.60%	(f)
Expenses before waivers and/or expense reimbursement	0.83%	0.82%	0.81%	0.86%	1.23%	(f)
Net investment income (loss)	2.46%	2.40%	2.33%	2.39%	2.36%	(f)
Portfolio turnover rate(g)(h)	90%	71%	70%	19%	31%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

52

Class R6 Shares
	Year Ended March 31, 2019	May 25, 2017(a) through March 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.10	$10.14
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.21
Net realized and unrealized gain (loss) on investment transactions	0.13	(0.05)
Total from investment operations	0.38	0.16
Less Dividends and Distributions:
Dividends from net investment income	(0.24)	(0.20)
Net asset value, end of period	$10.24	$10.10
Total Return(c):	3.85%	1.58%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,300	$10
Average net assets (000)	$1,291	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.60%	0.60%	(e)
Expenses before waivers and/or expense reimbursement	1.90%	141.66%	(e)
Net investment income (loss)	2.48%	2.42%	(e)
Portfolio turnover rate(f)(g)	90%	71%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

PGIM Short Duration Muni High Income Fund	53

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Short Duration Muni High Income Fund

and the Board of Trustees of Prudential Investment Portfolios 12:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Short Duration Muni High Income Fund (formerly Prudential Short Duration Muni High Income Fund) (the Fund), a series of Prudential Investment Portfolios 12, including the schedule of investments, as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian, transfer agents, or brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

May 15, 2019

54

Income Tax Information (unaudited)

We are advising you that during the fiscal year ended March 31, 2019, the Fund designates the maximum amount allowable per share but not less than the following amounts as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

	Per Share
	Class A	Class C	Class Z	Class R6

Tax-Exempt Dividends	$.22	$.14	$.24	$.24

In January 2020, you will be advised on IRS Form 1099-DIV and/or 1099-INT, if applicable, or substitute forms as to the federal tax status of the dividends received in calendar year 2019.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

PGIM Short Duration Muni High Income Fund	55

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Short Duration Muni High Income Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Short Duration Muni High Income Fund

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

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Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres* 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Short Duration Muni High Income Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Chad A. Earnst 8/14/75 Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; Global Head of Compliance for PGIM, Inc. (July 2018-Present); formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso 8/19/74 Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Peter Parrella 8/21/58 Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within PGIM Investments Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin 7/10/61 Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within PGIM Investments Fund Administration.	Since April 2014

Kelly A. Coyne 9/8/68 Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Short Duration Muni High Income Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Deputy Chief Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer • Charles H. Smith, Anti-Money Laundering Compliance Officer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Short Duration Muni High Income Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at sec.gov. Beginning with reporting periods on or after March 31, 2019, Form N-PORT will replace Form N-Q. Form N-PORT will be filed with the Securities and Exchange Commission quarterly, and each Fund’s full portfolio holdings as of its first and third quarters of each fiscal year will be made publicly available 60 days after the end of each quarter. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM SHORT DURATION MUNI HIGH INCOME FUND

SHARE CLASS	A	C	Z	R6*
NASDAQ	PDSAX	PDSCX	PDSZX	PDSQX
CUSIP	744336835	744336827	744336819	744336744

*Formerly known as Class Q shares.

MF222E

PGIM QMA LARGE-CAP CORE EQUITY PLUS FUND

(Formerly known as Prudential QMA Large-Cap Core Equity PLUS Fund)

ANNUAL REPORT

MARCH 31, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Long-term capital appreciation

Highlights (unaudited)

•	During the reporting period, the Fund’s long positions in high-quality stocks helped performance.

•	QMA favors stocks that are inexpensive relative to industry peers and short sells expensive stocks. Over the period, this relative value strategy was not profitable.

•

QMA also evaluates stocks based on future growth expectations. Over the period, favoring stocks with improving earnings expectations and underweighting or short selling companies with deteriorating expectations was not profitable.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2019 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgiminvestments.com

PGIM QMA Large-Cap Core Equity PLUS Fund	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM QMA Large-Cap Core Equity PLUS Fund informative and useful. The report covers performance for the 12-month period that ended March 31, 2019.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming was part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

Global economic performance diverged during the reporting period. In the US, growth remained healthy with strong corporate profits and rising employment. The Federal Reserve hiked interest rate targets three times during the period, based on a strengthening labor market and rising economic activity. Growth in many other regions weakened. China showed signs of slowing amid trade tensions with the US, and turmoil grew in Great Britain as it negotiated an exit from the European Union. Sharp declines in crude oil prices during the latter half of the period provided economic support for many oil-importing countries.

Despite the growing US economy, volatility returned to the equity markets during the period. After corporate tax cuts and regulatory reforms helped boost US stocks early in the period, equities declined significantly at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year. For the period overall, equities rose in US markets but fell in both developed foreign markets and emerging markets.

The overall US bond market posted healthy returns during the period, led by high yield corporate, municipal, and investment-grade corporate bonds. Globally, bonds in developed markets fell slightly, but emerging markets debt denominated in hard currencies delivered solid gains. A major trend during the period was the flattening of the US Treasury yield curve, as the yield on fixed income investments with shorter maturities rose and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA Large-Cap Core Equity PLUS Fund

May 15, 2019

*The Prudential Day One Funds did not change their names.

PGIM QMA Large-Cap Core Equity PLUS Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 3/31/19 (with sales charges)
	One Year (%)	Since Inception (%)
Class A	–2.30	2.31 (9/19/17)
Class C	1.59	5.29 (9/19/17)
Class Z	3.59	6.21 (9/19/17)
Class R6*	3.58	6.34 (9/19/17)
S&P 500 Index
	9.49	10.32
Lipper EQ Alternative Active Extension Funds Average
	3.51	6.32

	Average Annual Total Returns as of 3/31/19 (without sales charges)
	One Year (%)	Since Inception (%)
Class A	3.39	6.17 (9/19/17)
Class C	2.59	5.29 (9/19/17)
Class Z	3.59	6.21 (9/19/17)
Class R6*	3.58	6.34 (9/19/17)
S&P 500 Index
	9.49	10.32
Lipper EQ Alternative Active Extension Funds Average
	3.51	6.32

*Formerly known as Class Q shares.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the PGIM QMA Large-Cap Core Equity PLUS Fund (Class Z shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations for Class Z shares (September 19, 2017) and the account values at the end of the current fiscal year (March 31, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the class’ inception date.

PGIM QMA Large-Cap Core Equity PLUS Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6*
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

*Formerly known as Class Q.

Benchmark Definitions

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Lipper EQ Alternative Active Extension Funds Average—The Lipper EQ Alternative Active Extension Funds Average (Lipper Average) is an index of funds that combine long- and short-stock selection to invest in a diversified portfolio of U.S. large-cap equities, with a target net exposure of 100% long. Typical strategies vary between 110% long and 10% short to 160% long and 60% short.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

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Presentation of Fund Holdings

Five Largest Holdings—Long Positions* expressed as a percentage of net assets as of 3/31/19 (%)
Microsoft Corp., Software	4.3
Apple, Inc., Technology Hardware, Storage, & Peripherals	2.8
Facebook, Inc. (Class A Stock), Interactive Media & Services	2.2
Alphabet, Inc. (Class C Stock), Interactive Media & Services	2.1
Amazon.com, Inc., Internet & Direct Marketing Retail	2.1

Holdings reflect only long-term investments and are subject to change.

Five Largest Holdings—Short Positions** expressed as a negative percentage of net assets as of 3/31/19 (%)
Microchip Technology, Inc., Semiconductors & Semiconductor Equipment	(0.9)
Sarepta Therapeutics, Inc., Biotechnology	(0.9)
Wayfair, Inc. (Class A Stock), Internet & Direct Marketing Retail	(0.9)
Roku, Inc., Household Durables	(0.8)
Zendesk, Inc., Software	(0.7)

Five Largest Industries expressed as a percentage of net assets as of 3/31/19 (%)
Software	10.3
Oil, Gas, & Consumable Fuels	6.9
Biotechnology	6.5
Interactive Media & Services	5.9
IT Services	5.9

Industry weightings reflect only long-term investments and are subject to change.

*A long position is defined as buying shares of stock with the expectation of profiting when the share price appreciates and the shares are sold.

**A short position is defined as borrowing shares of stock and then selling those shares with the expectation of profiting when the share price depreciates and those shares can be bought back at a cheaper price. Short positions in the Fund are expressed as a negative percentage of net assets.

PGIM QMA Large-Cap Core Equity PLUS Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund Perform?

The PGIM QMA Large-Cap Core Equity PLUS Fund’s Class Z shares rose 3.59% for the 12-month reporting period that ended March 31, 2019, underperforming the 9.49% return of the S&P 500 Index (the Index) but outperforming the 3.51% return of the Lipper EQ Alternative Active Extension Funds Average.

What were market conditions?

•

US equities ended 2018 in negative territory, punctuated by a painful fourth quarter when investors fretted over threats to record-high profits, as well as increasing risks of slowing worldwide growth, global trade wars, and rising interest rates.

•

In January 2019, the Federal Reserve moderated its position for additional interest rate hikes for the remainder of the year. That stance, which was welcomed by investors concerned about overtightening as signs of slowing global growth emerged, along with subsiding threats of trade wars helped boost equity performance during this time.

•

Value factor investing, in which a strategy favors stocks that are reasonably priced relative to company fundamentals, was very profitable during the beginning of 2019, with value factors bouncing back from their 2018 struggles. However, the positive performance faded as the first quarter of 2019 progressed, with value yielding negative returns in most market segments from the beginning of the year through the end of the reporting period.

What worked?

•

QMA’s quantitative stock selection model evaluates companies based on relative value, growth, and quality criteria. QMA buys stocks of companies that have good value and quality along with solid growth prospects, and it avoids or short sells companies with the opposite characteristics. During the reporting period, the Fund’s long positions in high-quality stocks helped performance.

•

While shorting low-quality stocks was not profitable during the overall period, it benefited the Fund during the fourth quarter of 2018 when equity prices fell sharply, particularly in the health care sector.

What didn’t work?

•

QMA favors stocks that are inexpensive relative to industry peers and short sells expensive stocks. Over the reporting period, this relative value strategy was not profitable. In general, stocks that were more expensive based on measures like forward price-to-earnings, price-to-book, and price-to-sales ratios outperformed those that were more reasonably priced.

•

QMA also evaluates stocks based on future growth expectations. Over the period, favoring stocks with improving earnings expectations and underweighting or short selling companies with deteriorating expectations was not profitable.

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•

The Fund’s stock selection in the information technology sector lagged the S&P 500 Index during the period, driven primarily by short positions in companies that had strong returns. The Fund avoided these companies because, despite their prospects for reasonable growth, they were very expensive relative to their peers. These expensive stocks continued to do well throughout the period, and the Fund held short positions in several of them, which had a negative impact on performance. The Fund’s long positions in the materials and industrials sectors struggled as well, primarily due to changing forward earnings expectations that were clouded by macroeconomic and US policy uncertainties.

Did the Fund hold derivatives and, if so, how did they affect performance?

The Fund did not hold derivatives. However, it did hold exchange-traded funds (ETFs) based on the S&P 500 Index. QMA uses ETFs primarily to manage daily cash flows, provide liquidity, and equitize cash, and not as a means of adding value above the market return. Subsequently, the effect on performance was minimal relative to the broad market.

Current outlook

•

QMA’s stock selection strategy is designed to do well in most market conditions. The Fund holds many long and short positions in both growth and value stocks across the market capitalization spectrum. QMA believes that this diversification ensures that the Fund will not be overexposed to any one company or market segment, but will potentially benefit from exposure to attractive stocks that are expected to perform well.

•

Over the reporting period, value positions underperformed relative to historical trends. Stocks that were reasonably priced compared to industry peers returned less than their more expensive counterparts. QMA believes this is not a sustainable trend and is confident that continuing to follow its investment philosophy and process will be rewarded. Although the timing of a value turnaround is uncertain, the Fund is well positioned to take advantage when the market rewards inexpensive firms as it has in the past.

PGIM QMA Large-Cap Core Equity PLUS Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended March 31, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

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and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA Large-Cap Core Equity PLUS Fund		Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$944.40	2.17%	$10.52
	Hypothetical	$1,000.00	$1,014.11	2.17%	$10.90
Class C	Actual	$1,000.00	$940.10	2.92%	$14.12
	Hypothetical	$1,000.00	$1,010.37	2.92%	$14.64
Class Z	Actual	$1,000.00	$944.40	1.92%	$9.31
	Hypothetical	$1,000.00	$1,015.36	1.92%	$9.65
Class R6**	Actual	$1,000.00	$944.50	1.92%	$9.31
	Hypothetical	$1,000.00	$1,015.36	1.92%	$9.65

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended March 31, 2019, and divided by the 365 days in the Fund’s fiscal year ended March 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

PGIM QMA Large-Cap Core Equity PLUS Fund	13

Schedule of Investments

as of March 31, 2019

Description	Shares	Value
LONG-TERM INVESTMENTS 128.8%

COMMON STOCKS 128.5%

Aerospace & Defense 2.4%
Arconic, Inc.	6,300	$120,393
Ducommun, Inc.*	2,400	104,448
General Dynamics Corp.	190	32,163
Lockheed Martin Corp.	310	93,050
Raytheon Co.	530	96,502
Spirit AeroSystems Holdings, Inc. (Class A Stock)	700	64,071
United Technologies Corp.	80	10,311

		520,938

Air Freight & Logistics 0.2%
Hub Group, Inc. (Class A Stock)*	400	16,340
United Parcel Service, Inc. (Class B Stock)	210	23,465

		39,805

Airlines 0.5%
Southwest Airlines Co.	2,300	119,393

Auto Components 0.1%
Tenneco, Inc. (Class A Stock)	600	13,296

Automobiles 0.7%
General Motors Co.	4,000	148,400

Banks 5.6%
Associated Banc-Corp.	700	14,945
Bank of America Corp.(u)	13,100	361,429
Citigroup, Inc.(u)	4,200	261,324
Citizens Financial Group, Inc.	1,300	42,250
Comerica, Inc.	200	14,664
Fifth Third Bancorp	1,500	37,830
JPMorgan Chase & Co.(u)	3,500	354,305
KeyCorp	5,300	83,475
Popular, Inc. (Puerto Rico)	700	36,491
Synovus Financial Corp.	300	10,308
Wells Fargo & Co.	400	19,328

		1,236,349

Beverages 2.4%
Keurig Dr. Pepper, Inc.	2,700	75,519
Monster Beverage Corp.*	2,500	136,450

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	15

Schedule of Investments (continued)

as of March 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Beverages (cont’d.)
National Beverage Corp.	500	$28,865
PepsiCo, Inc.(u)	2,380	291,669

		532,503

Biotechnology 6.5%
AbbVie, Inc.	2,700	217,593
Alexion Pharmaceuticals, Inc.*	1,160	156,809
Amgen, Inc.(u)	1,220	231,776
Biogen, Inc.*	540	127,645
Celgene Corp.*	2,160	203,774
Emergent BioSolutions, Inc.*	300	15,156
Genomic Health, Inc.*	200	14,010
Gilead Sciences, Inc.	2,800	182,028
Incyte Corp.*	1,600	137,616
Vertex Pharmaceuticals, Inc.*	840	154,518

		1,440,925

Building Products 0.7%
Armstrong World Industries, Inc.	500	39,710
Builders FirstSource, Inc.*	4,000	53,360
Resideo Technologies, Inc.*	2,045	39,448
Universal Forest Products, Inc.	540	16,141

		148,659

Capital Markets 2.3%
Affiliated Managers Group, Inc.	230	24,635
Ameriprise Financial, Inc.	1,060	135,786
BGC Partners, Inc. (Class A Stock)	900	4,779
Goldman Sachs Group, Inc. (The)	550	105,595
Invesco Ltd.	1,500	28,965
LPL Financial Holdings, Inc.	600	41,790
Morgan Stanley	3,800	160,360
State Street Corp.	200	13,162

		515,072

Chemicals 2.1%
Chemours Co. (The)	800	29,728
Huntsman Corp.	2,900	65,221
Ingevity Corp.*	700	73,927
Koppers Holdings, Inc.*	2,100	54,558
LyondellBasell Industries NV (Class A Stock)	1,300	109,304

See Notes to Financial Statements.

16

Description	Shares	Value
COMMON STOCKS (Continued)

Chemicals (cont’d.)
Mosaic Co. (The)	3,600	$98,316
Olin Corp.	500	11,570
Trinseo SA	600	27,180

		469,804

Commercial Services & Supplies 0.6%
Deluxe Corp.	300	13,116
Herman Miller, Inc.	1,900	66,842
Quad/Graphics, Inc.	3,700	44,030

		123,988

Communications Equipment 2.6%
Acacia Communications, Inc.*	200	11,470
Arista Networks, Inc.*	330	103,772
Cisco Systems, Inc.(u)	6,800	367,132
CommScope Holding Co., Inc.*	3,900	84,747

		567,121

Construction & Engineering 0.4%
Dycom Industries, Inc.*	40	1,838
EMCOR Group, Inc.	1,200	87,696
Quanta Services, Inc.	200	7,548

		97,082

Construction Materials 0.2%
United States Lime & Minerals, Inc.	200	15,424
Vulcan Materials Co.	270	31,968

		47,392

Consumer Finance 1.0%
Capital One Financial Corp.	1,700	138,873
Navient Corp.	4,200	48,594
OneMain Holdings, Inc.	1,000	31,750

		219,217

Containers & Packaging 0.6%
Greif, Inc. (Class A Stock)	1,300	53,625
Owens-Illinois, Inc.	600	11,388

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	17

Schedule of Investments (continued)

as of March 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Containers & Packaging (cont’d.)
Packaging Corp. of America	400	$39,752
Westrock Co.	500	19,175

		123,940

Distributors 0.9%
Genuine Parts Co.	1,200	134,436
LKQ Corp.*	2,100	59,598

		194,034

Diversified Consumer Services 0.0%
Adtalem Global Education, Inc.*	200	9,264

Diversified Financial Services 0.9%
AXA Equitable Holdings, Inc.	800	16,112
Berkshire Hathaway, Inc. (Class B Stock)*	900	180,801
Voya Financial, Inc.	200	9,992

		206,905

Diversified Telecommunication Services 2.8%
AT&T, Inc.(u)	8,800	275,968
Verizon Communications, Inc.(u)	5,700	337,041

		613,009

Electric Utilities 1.4%
Eversource Energy	400	28,380
Exelon Corp.	3,600	180,468
FirstEnergy Corp.	200	8,322
Portland General Electric Co.	800	41,472
Southern Co. (The)	800	41,344

		299,986

Electrical Equipment 0.2%
Acuity Brands, Inc.	160	19,202
Atkore International Group, Inc.*	700	15,071

		34,273

Electronic Equipment, Instruments & Components 1.6%
Anixter International, Inc.*	200	11,222
Avnet, Inc.	600	26,022

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components (cont’d.)
CDW Corp.	1,300	$125,281
Jabil, Inc.	800	21,272
Keysight Technologies, Inc.*	800	69,760
National Instruments Corp.	500	22,180
SYNNEX Corp.	300	28,617
Tech Data Corp.*	200	20,482
Zebra Technologies Corp. (Class A Stock)*	150	31,429

		356,265

Energy Equipment & Services 0.3%
Archrock, Inc.	2,200	21,516
C&J Energy Services, Inc.*	1,200	18,624
Mammoth Energy Services, Inc.	500	8,325
Superior Energy Services, Inc.*	4,000	18,680

		67,145

Entertainment 1.6%
Viacom, Inc. (Class B Stock)	3,100	87,017
Walt Disney Co. (The)(u)	2,350	260,920

		347,937

Equity Real Estate Investment Trusts (REITs) 2.8%
American Tower Corp.	440	86,706
Apple Hospitality REIT, Inc.	1,500	24,450
Brixmor Property Group, Inc.	400	7,348
Chesapeake Lodging Trust	1,500	41,715
CoreCivic, Inc.	1,100	21,395
Corporate Office Properties Trust	400	10,920
DiamondRock Hospitality Co.	2,000	21,660
Empire State Realty Trust, Inc. (Class A Stock)	600	9,480
Franklin Street Properties Corp.	9,700	69,743
GEO Group, Inc. (The)	1,100	21,120
Host Hotels & Resorts, Inc.	3,800	71,820
Park Hotels & Resorts, Inc.	800	24,864
RLJ Lodging Trust	900	15,813
Ryman Hospitality Properties, Inc.	500	41,120
SBA Communications Corp.*	180	35,939
SITE Centers Corp.	1,100	14,982
Spirit MTA REIT	1,190	7,723
Spirit Realty Capital, Inc.	2,380	94,558

		621,356

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	19

Schedule of Investments (continued)

as of March 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Food & Staples Retailing 1.0%
Costco Wholesale Corp.	190	$46,007
US Foods Holding Corp.*	1,100	38,401
Walgreens Boots Alliance, Inc.	2,100	132,867

		217,275

Food Products 2.0%
Archer-Daniels-Midland Co.	3,000	129,390
Campbell Soup Co.	900	34,317
J.M. Smucker Co. (The)	730	85,045
Kellogg Co.	500	28,690
Pilgrim’s Pride Corp.*	1,500	33,435
Tyson Foods, Inc. (Class A Stock)	1,900	131,917

		442,794

Gas Utilities 0.2%
UGI Corp.	1,000	55,420

Health Care Equipment & Supplies 5.8%
Abbott Laboratories	2,000	159,880
Baxter International, Inc.	200	16,262
Becton, Dickinson & Co.	180	44,951
Boston Scientific Corp.*	1,700	65,246
Cooper Cos., Inc. (The)	240	71,081
Danaher Corp.	1,210	159,744
Hill-Rom Holdings, Inc.	200	21,172
Hologic, Inc.*	1,600	77,440
IDEXX Laboratories, Inc.*	610	136,396
Integer Holdings Corp.*	100	7,542
Masimo Corp.*	680	94,030
Medtronic PLC(u)	2,500	227,700
Meridian Bioscience, Inc.	5,400	95,094
STERIS PLC	330	42,250
Stryker Corp.	190	37,529
Zimmer Biomet Holdings, Inc.	180	22,986

		1,279,303

Health Care Providers & Services 3.7%
Anthem, Inc.	200	57,396
Centene Corp.*	1,180	62,658
Cigna Corp.	332	53,392
CVS Health Corp.	2,800	151,004
DaVita, Inc.*	700	38,003

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Health Care Providers & Services (cont’d.)
HCA Healthcare, Inc.	630	$82,139
MEDNAX, Inc.*	400	10,868
Molina Healthcare, Inc.*	60	8,518
Tenet Healthcare Corp.*	400	11,536
UnitedHealth Group, Inc.(u)	1,410	348,637

		824,151

Health Care Technology 0.8%
HMS Holdings Corp.*	200	5,922
Omnicell, Inc.*	200	16,168
Veeva Systems, Inc. (Class A Stock)*	1,180	149,695

		171,785

Hotels, Restaurants & Leisure 1.6%
Aramark	500	14,775
Bloomin’ Brands, Inc.	2,200	44,990
Dine Brands Global, Inc.	100	9,129
Extended Stay America, Inc., UTS	2,200	39,490
Hilton Grand Vacations, Inc.*	1,100	33,935
Hilton Worldwide Holdings, Inc.	900	74,799
Norwegian Cruise Line Holdings Ltd.*	200	10,992
Penn National Gaming, Inc.*	700	14,070
Royal Caribbean Cruises Ltd.	500	57,310
Yum China Holdings, Inc. (China)	1,000	44,910

		344,400

Household Durables 0.6%
New Home Co., Inc. (The)*	2,600	12,376
NVR, Inc.*	10	27,670
Toll Brothers, Inc.	2,500	90,500
Tupperware Brands Corp.	400	10,232

		140,778

Household Products 0.9%
Procter & Gamble Co. (The)	2,000	208,100

Independent Power & Renewable Electricity Producers 1.2%
AES Corp.	5,900	106,672
NRG Energy, Inc.	3,700	157,176

		263,848

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	21

Schedule of Investments (continued)

as of March 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Industrial Conglomerates 1.5%
General Electric Co.	13,100	$130,869
Honeywell International, Inc.	1,230	195,472

		326,341

Insurance 2.1%
Allstate Corp. (The)	500	47,090
CNO Financial Group, Inc.	500	8,090
Lincoln National Corp.	500	29,350
MetLife, Inc.	3,500	148,995
National General Holdings Corp.	5,600	132,888
Reinsurance Group of America, Inc.	100	14,198
Unum Group	2,700	91,341

		471,952

Interactive Media & Services 5.9%
Alphabet, Inc. (Class A Stock)*(u)	278	327,175
Alphabet, Inc. (Class C Stock)*(u)	391	458,764
Facebook, Inc. (Class A Stock)*(u)	2,920	486,735
TripAdvisor, Inc.*	300	15,435
Yelp, Inc.*	500	17,250

		1,305,359

Internet & Direct Marketing Retail 4.5%
1-800-Flowers.com, Inc. (Class A Stock)*	4,500	82,035
Amazon.com, Inc.*(u)	255	454,091
Booking Holdings, Inc.*	63	109,930
eBay, Inc.	4,500	167,130
Expedia Group, Inc.	990	117,810
Qurate Retail, Inc.*	4,200	67,116

		998,112

IT Services 5.9%
Accenture PLC (Class A Stock)	1,290	227,066
Automatic Data Processing, Inc.	1,000	159,740
Booz Allen Hamilton Holding Corp.	1,900	110,466
CACI International, Inc. (Class A Stock)*	110	20,022
Cognizant Technology Solutions Corp. (Class A Stock)	2,100	152,145
Conduent, Inc.*	1,400	19,362
DXC Technology Co.	2,100	135,051
EPAM Systems, Inc.*	170	28,752
Euronet Worldwide, Inc.*	80	11,407

See Notes to Financial Statements.

22

Description	Shares	Value
COMMON STOCKS (Continued)

IT Services (cont’d.)
Fidelity National Information Services, Inc.	1,250	$141,375
Genpact Ltd.	200	7,036
International Business Machines Corp.	740	104,414
VeriSign, Inc.*	290	52,653
Visa, Inc. (Class A Stock)	805	125,733

		1,295,222

Life Sciences Tools & Services 2.0%
Charles River Laboratories International, Inc.*	200	29,050
IQVIA Holdings, Inc.*	830	119,396
Medpace Holdings, Inc.*	400	23,588
PRA Health Sciences, Inc.*	700	77,203
Thermo Fisher Scientific, Inc.	670	183,392

		432,629

Machinery 2.6%
Caterpillar, Inc.	1,270	172,072
Cummins, Inc.	830	131,032
Global Brass & Copper Holdings, Inc.	3,100	106,764
Meritor, Inc.*	1,000	20,350
Mueller Industries, Inc.	2,700	84,618
Navistar International Corp.*	200	6,460
Oshkosh Corp.	400	30,052
Timken Co. (The)	300	13,086

		564,434

Media 1.0%
CBS Corp. (Class B Stock)	200	9,506
Charter Communications, Inc. (Class A Stock)*	80	27,753
Comcast Corp. (Class A Stock)	2,000	79,960
Saga Communications, Inc. (Class A Stock)	400	13,276
TEGNA, Inc.	6,400	90,240

		220,735

Metals & Mining 0.5%
Steel Dynamics, Inc.	3,200	112,864

Mortgage Real Estate Investment Trusts (REITs) 0.7%
Ladder Capital Corp.	1,412	24,032

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	23

Schedule of Investments (continued)

as of March 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Mortgage Real Estate Investment Trusts (REITs) (cont’d.)
Two Harbors Investment Corp.	2,400	$32,472
Western Asset Mortgage Capital Corp.	9,400	96,162

		152,666

Multiline Retail 1.1%
Big Lots, Inc.	1,200	45,624
Kohl’s Corp.	1,400	96,278
Macy’s, Inc.	4,300	103,329

		245,231

Multi-Utilities 1.1%
CenterPoint Energy, Inc.	2,700	82,890
Dominion Energy, Inc.	1,000	76,660
MDU Resources Group, Inc.	3,600	92,988

		252,538

Oil, Gas & Consumable Fuels 6.9%
Arch Coal, Inc. (Class A Stock)	100	9,127
Chevron Corp.(u)	2,330	287,009
ConocoPhillips	1,500	100,110
CONSOL Energy, Inc.*	400	13,688
Exxon Mobil Corp.(u)	4,400	355,520
HollyFrontier Corp.	1,300	64,051
Kinder Morgan, Inc.	8,300	166,083
Marathon Petroleum Corp.	2,000	119,700
Par Pacific Holdings, Inc.*	3,800	67,678
PBF Energy, Inc. (Class A Stock)	1,700	52,938
Phillips 66	1,430	136,093
Valero Energy Corp.	1,500	127,245
World Fuel Services Corp.	800	23,112

		1,522,354

Personal Products 0.2%
Herbalife Nutrition Ltd.*	400	21,196
Medifast, Inc.	50	6,377
Nu Skin Enterprises, Inc. (Class A Stock)	200	9,572
USANA Health Sciences, Inc.*	170	14,258

		51,403

See Notes to Financial Statements.

24

Description	Shares	Value
COMMON STOCKS (Continued)

Pharmaceuticals 4.5%
Allergan PLC	60	$8,785
Bristol-Myers Squibb Co.	1,700	81,107
Horizon Pharma PLC*	1,300	34,359
Jazz Pharmaceuticals PLC*	140	20,013
Johnson & Johnson(u)	2,100	293,559
Mallinckrodt PLC*	3,300	71,742
Merck & Co., Inc.(u)	4,000	332,680
Mylan NV*	500	14,170
Pfizer, Inc.	3,400	144,398

		1,000,813

Professional Services 0.9%
Insperity, Inc.	1,310	161,995
Korn Ferry	600	26,868
TriNet Group, Inc.*	300	17,922

		206,785

Real Estate Management & Development 1.1%
CBRE Group, Inc. (Class A Stock)*	2,400	118,680
Newmark Group, Inc. (Class A Stock)	1,817	15,154
RMR Group, Inc. (The) (Class A Stock)	1,700	103,666

		237,500

Road & Rail 1.6%
Avis Budget Group, Inc.*	500	17,430
CSX Corp.	1,500	112,230
Norfolk Southern Corp.	850	158,856
Old Dominion Freight Line, Inc.	350	50,537
Union Pacific Corp.	110	18,392

		357,445

Semiconductors & Semiconductor Equipment 4.8%
Analog Devices, Inc.	1,300	136,851
Broadcom, Inc.	300	90,213
Cirrus Logic, Inc.*	200	8,414
Diodes, Inc.*	400	13,880
Intel Corp.(u)	6,900	370,530
KLA-Tencor Corp.	760	90,752
MKS Instruments, Inc.	500	46,525
NXP Semiconductors NV (Netherlands)	1,200	106,068
Qorvo, Inc.*	600	43,038

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	25

Schedule of Investments (continued)

as of March 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
Versum Materials, Inc.	1,000	$50,310
Xilinx, Inc.	790	100,164

		1,056,745

Software 10.3%
Adobe, Inc.*	600	159,894
American Software, Inc. (Class A Stock)	3,200	38,240
Cadence Design Systems, Inc.*	900	57,159
CDK Global, Inc.	500	29,410
CommVault Systems, Inc.*	100	6,474
Fortinet, Inc.*	2,000	167,940
Intuit, Inc.(u)	880	230,041
LogMeIn, Inc.	800	64,080
Manhattan Associates, Inc.*	200	11,022
Microsoft Corp.(u)	8,100	955,314
Oracle Corp.(u)	5,100	273,921
Progress Software Corp.	600	26,622
salesforce.com, Inc.*	650	102,940
SPS Commerce, Inc.*	100	10,606
SS&C Technologies Holdings, Inc.	1,000	63,690
Symantec Corp.	300	6,897
Synopsys, Inc.*	600	69,090

		2,273,340

Specialty Retail 2.7%
Advance Auto Parts, Inc.	240	40,927
Asbury Automotive Group, Inc.*	400	27,744
AutoNation, Inc.*	1,000	35,720
Dick’s Sporting Goods, Inc.	1,300	47,853
Foot Locker, Inc.	2,800	169,680
Michaels Cos., Inc. (The)*	1,500	17,130
Murphy USA, Inc.*	300	25,686
Tilly’s, Inc. (Class A Stock)	5,400	60,102
Ulta Beauty, Inc.*	450	156,929
Urban Outfitters, Inc.*	900	26,676

		608,447

Technology Hardware, Storage & Peripherals 4.4%
Apple, Inc.(u)	3,250	617,337
Dell Technologies, Inc. (Class C Stock)*	1,271	74,595
Diebold Nixdorf, Inc.	1,100	12,177
Hewlett Packard Enterprise Co.	8,300	128,069

See Notes to Financial Statements.

26

Description	Shares	Value
COMMON STOCKS (Continued)

Technology Hardware, Storage & Peripherals (cont’d.)
HP, Inc.	6,600	$128,238
Xerox Corp.	300	9,594

		970,010

Textiles, Apparel & Luxury Goods 0.7%
NIKE, Inc. (Class B Stock)	600	50,526
PVH Corp.	360	43,902
Tapestry, Inc.	1,800	58,482

		152,910

Thrifts & Mortgage Finance 0.5%
MGIC Investment Corp.*	700	9,233
Radian Group, Inc.	4,400	91,256

		100,489

Tobacco 0.4%
Altria Group, Inc.	600	34,458
Philip Morris International, Inc.	700	61,873

		96,331

Trading Companies & Distributors 0.6%
GMS, Inc.*	800	12,096
Veritiv Corp.*	3,200	84,224
WESCO International, Inc.*	800	42,408

		138,728

Transportation Infrastructure 0.2%
Macquarie Infrastructure Corp.	1,100	45,342

Wireless Telecommunication Services 0.6%
Telephone & Data Systems, Inc.	400	12,292
T-Mobile US, Inc.*	1,600	110,560

		122,852

TOTAL COMMON STOCKS (cost $26,363,684)		28,381,489

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	27

Schedule of Investments (continued)

as of March 31, 2019

Description	Shares	Value
EXCHANGE-TRADED FUND 0.3%
SPDR S&P 500 ETF Trust (cost $52,908)	215	$60,733

TOTAL LONG-TERM INVESTMENTS (cost $26,416,592)		28,442,222

SHORT-TERM INVESTMENT

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $9,933)(w)	9,933	9,933

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT (cost $26,426,525)		28,452,155

SECURITIES SOLD SHORT (29.0)%

COMMON STOCKS

Aerospace & Defense (0.1)%
Axon Enterprise, Inc.*	300	(16,323)
Kratos Defense & Security Solutions, Inc.*	1,000	(15,630)

		(31,953)

Auto Components (0.3)%
Visteon Corp.*	990	(66,676)

Banks (1.0)%
Bank of Hawaii Corp.	200	(15,774)
Commerce Bancshares, Inc.	300	(17,418)
Cullen/Frost Bankers, Inc.	500	(48,535)
First Republic Bank	1,300	(130,598)
Prosperity Bancshares, Inc.	200	(13,812)

		(226,137)

Biotechnology (3.8)%
Alder Biopharmaceuticals, Inc.*	1,400	(19,110)
Alnylam Pharmaceuticals, Inc.*	1,200	(112,140)
Atara Biotherapeutics, Inc.*	800	(31,800)
BioCryst Pharmaceuticals, Inc.*	3,400	(27,676)
BioMarin Pharmaceutical, Inc.*	200	(17,766)
Clovis Oncology, Inc.*	1,700	(42,194)
Dynavax Technologies Corp.*	1,400	(10,234)
Exact Sciences Corp.*	1,300	(112,606)
Heron Therapeutics, Inc.*	1,400	(34,216)
Immunomedics, Inc.*	900	(17,289)

See Notes to Financial Statements.

28

Description	Shares	Value
COMMON STOCKS (Continued)

Biotechnology (cont’d.)
Intercept Pharmaceuticals, Inc.*	200	$(22,372)
Invitae Corp.*	1,100	(25,762)
Portola Pharmaceuticals, Inc.*	2,300	(79,810)
Progenics Pharmaceuticals, Inc.*	2,400	(11,136)
Radius Health, Inc.*	400	(7,976)
Sangamo Therapeutics, Inc.*	800	(7,632)
Sarepta Therapeutics, Inc.*	1,730	(206,199)
Seattle Genetics, Inc.*	700	(51,268)

		(837,186)

Building Products (0.2)%
Lennox International, Inc.	60	(15,864)
Trex Co., Inc.*	400	(24,608)

		(40,472)

Chemicals (1.0)%
International Flavors & Fragrances, Inc.	870	(112,047)
RPM International, Inc.	1,300	(75,452)
Sensient Technologies Corp.	400	(27,116)

		(214,615)

Commercial Services & Supplies (0.2)%
ABM Industries, Inc.	1,100	(39,985)

Communications Equipment (0.6)%
Lumentum Holdings, Inc.*	2,500	(141,350)

Containers & Packaging (0.6)%
Ball Corp.	800	(46,288)
Graphic Packaging Holding Co.	7,600	(95,988)

		(142,276)

Electric Utilities (0.1)%
OGE Energy Corp.	600	(25,872)

Electronic Equipment, Instruments & Components (1.2)%
Cognex Corp.	900	(45,774)
Coherent, Inc.*	410	(58,105)
Fitbit, Inc. (Class A Stock)*	7,400	(43,808)
IPG Photonics Corp.*	400	(60,712)

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	29

Schedule of Investments (continued)

as of March 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components (cont’d.)
Rogers Corp.*	200	$(31,776)
Trimble, Inc.*	500	(20,200)

		(260,375)

Energy Equipment & Services (0.2)%
Dril-Quip, Inc.*	200	(9,170)
Oil States International, Inc.*	600	(10,176)
US Silica Holdings, Inc.	1,200	(20,832)

		(40,178)

Entertainment (0.2)%
Madison Square Garden Co. (The) (Class A Stock)*	150	(43,970)

Equity Real Estate Investment Trusts (REITs) (0.6)%
CoreSite Realty Corp.	100	(10,702)
CubeSmart	400	(12,816)
CyrusOne, Inc.	200	(10,488)
Healthcare Realty Trust, Inc.	500	(16,055)
Kilroy Realty Corp.	300	(22,788)
Macerich Co. (The)	900	(39,015)
National Retail Properties, Inc.	300	(16,617)

		(128,481)

Food Products (0.2)%
Freshpet, Inc.*	200	(8,458)
Sanderson Farms, Inc.	240	(31,642)

		(40,100)

Health Care Equipment & Supplies (1.8)%
Axogen, Inc.*	1,100	(23,166)
Glaukos Corp.*	1,200	(94,044)
Insulet Corp.*	1,200	(114,108)
iRhythm Technologies, Inc.*	500	(37,480)
Nevro Corp.*	1,000	(62,510)
Novocure Ltd.*	700	(33,719)
Quidel Corp.*	200	(13,094)
Tandem Diabetes Care, Inc.*	300	(19,050)

		(397,171)

See Notes to Financial Statements.

30

Description	Shares	Value
COMMON STOCKS (Continued)

Health Care Providers & Services (0.5)%
Cross Country Healthcare, Inc.*	1,300	$(9,139)
Diplomat Pharmacy, Inc.*	1,600	(9,296)
HealthEquity, Inc.*	400	(29,592)
Patterson Cos., Inc.	800	(17,480)
PetIQ, Inc.*	700	(21,987)
Tivity Health, Inc.*	1,400	(24,584)

		(112,078)

Health Care Technology (1.1)%
Evolent Health, Inc. (Class A Stock)*	1,400	(17,612)
Inspire Medical Systems, Inc.*	400	(22,712)
Medidata Solutions, Inc.*	500	(36,620)
Tabula Rasa HealthCare, Inc.*	200	(11,284)
Teladoc Health, Inc.*	2,500	(139,000)
Vocera Communications, Inc.*	500	(15,815)

		(243,043)

Hotels, Restaurants & Leisure (0.5)%
Planet Fitness, Inc. (Class A Stock)*	400	(27,488)
Shake Shack, Inc. (Class A Stock)*	700	(41,405)
Vail Resorts, Inc.	200	(43,460)

		(112,353)

Household Durables (1.0)%
Leggett & Platt, Inc.	1,500	(63,330)
Roku, Inc.*	2,600	(167,726)

		(231,056)

Household Products (0.0)%
WD-40 Co.	60	(10,166)

Independent Power & Renewable Electricity Producers (0.4)%
Ormat Technologies, Inc.	900	(49,635)
Pattern Energy Group, Inc. (Class A Stock)	1,500	(33,000)

		(82,635)

Insurance (0.3)%
Brown & Brown, Inc.	500	(14,755)

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	31

Schedule of Investments (continued)

as of March 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Insurance (cont’d.)
eHealth, Inc.*	600	$(37,404)
Markel Corp.*	20	(19,925)

		(72,084)

Interactive Media & Services (0.4)%
Zillow Group, Inc. (Class C Stock)*	2,800	(97,272)

Internet & Direct Marketing Retail (0.9)%
Wayfair, Inc. (Class A Stock)*	1,280	(190,016)

IT Services (1.5)%
Gartner, Inc.*	1,050	(159,264)
Jack Henry & Associates, Inc.	190	(26,361)
Okta, Inc.*	1,100	(91,003)
Square, Inc. (Class A Stock)*	800	(59,936)

		(336,564)

Life Sciences Tools & Services (0.1)%
Cambrex Corp.*	300	(11,655)
NeoGenomics, Inc.*	500	(10,230)

		(21,885)

Machinery (0.7)%
Chart Industries, Inc.*	100	(9,052)
CIRCOR International, Inc.*	600	(19,560)
Deere & Co.	430	(68,731)
Graco, Inc.	300	(14,856)
Trinity Industries, Inc.	1,000	(21,730)
Xylem, Inc.	400	(31,616)

		(165,545)

Media (0.4)%
New York Times Co. (The) (Class A Stock)	2,400	(78,840)

Mortgage Real Estate Investment Trusts (REITs) (0.1)%
Granite Point Mortgage Trust, Inc.	700	(12,999)

Multiline Retail (0.2)%
Dollar Tree, Inc.*	400	(42,016)

See Notes to Financial Statements.

32

Description	Shares	Value
COMMON STOCKS (Continued)

Multi-Utilities (0.1)%
NorthWestern Corp.	200	$(14,082)

Oil, Gas & Consumable Fuels (1.4)%
Centennial Resource Development, Inc. (Class A Stock)*	2,300	(20,217)
Concho Resources, Inc.	1,000	(110,960)
EQT Corp.	1,800	(37,332)
Green Plains, Inc.	1,200	(20,016)
Matador Resources Co.*	2,000	(38,660)
PDC Energy, Inc.*	400	(16,272)
Ring Energy, Inc.*	1,900	(11,153)
SRC Energy, Inc.*	1,500	(7,680)
W&T Offshore, Inc.*	2,800	(19,320)
Whiting Petroleum Corp.*	700	(18,298)

		(299,908)

Pharmaceuticals (0.4)%
Aerie Pharmaceuticals, Inc.*	900	(42,750)
Dermira, Inc.*	600	(8,130)
Reata Pharmaceuticals, Inc. (Class A Stock)*	400	(34,188)

		(85,068)

Professional Services (1.0)%
Equifax, Inc.	940	(111,390)
IHS Markit Ltd.*	500	(27,190)
TransUnion	500	(33,420)
WageWorks, Inc.*	1,300	(49,088)

		(221,088)

Real Estate Management & Development (0.3)%
Howard Hughes Corp. (The)*	680	(74,800)

Semiconductors & Semiconductor Equipment (1.6)%
Advanced Micro Devices, Inc.*	1,100	(28,072)
Ambarella, Inc.*	900	(38,880)
Microchip Technology, Inc.	2,500	(207,400)
Universal Display Corp.	500	(76,425)

		(350,777)

Software (3.1)%
2U, Inc.*	900	(63,765)
8x8, Inc.*	1,000	(20,200)

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	33

Schedule of Investments (continued)

as of March 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Software (cont’d.)
Alteryx, Inc. (Class A Stock)*	1,300	$(109,031)
Avalara, Inc.*	400	(22,316)
Benefitfocus, Inc.*	500	(24,760)
Coupa Software, Inc.*	1,400	(127,372)
Domo, Inc. (Class B Stock)*	300	(12,099)
Ebix, Inc.	100	(4,937)
Everbridge, Inc.*	600	(45,006)
Instructure, Inc.*	1,000	(47,120)
Pegasystems, Inc.	500	(32,500)
Q2 Holdings, Inc.*	100	(6,926)
Workday, Inc. (Class A Stock)*	90	(17,356)
Zendesk, Inc.*	1,900	(161,500)

		(694,888)

Specialty Retail (0.5)%
Abercrombie & Fitch Co. (Class A Stock)	700	(19,187)
At Home Group, Inc.*	1,800	(32,148)
Floor & Decor Holdings, Inc. (Class A Stock)*	1,200	(49,464)
Lumber Liquidators Holdings, Inc.*	1,100	(11,110)

		(111,909)

Trading Companies & Distributors (0.4)%
SiteOne Landscape Supply, Inc.*	800	(45,720)
Watsco, Inc.	220	(31,506)

		(77,226)

TOTAL SECURITIES SOLD SHORT (proceeds received $6,184,075)		(6,415,095)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT 99.8% (cost $20,242,450)		22,037,060
Other assets in excess of liabilities 0.2%		53,522

NET ASSETS 100.0%		$22,090,582

Below is a list of the abbreviation(s) used in the annual report:

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

REIT(s)—Real Estate Investment Trust(s)

SPDR—Standard & Poor’s Depositary Receipts

UTS—Unit Trust Security

*	Non-income producing security.

See Notes to Financial Statements.

34

(u)	Represents security, or a portion thereof, segregated as collateral for short sales.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of March 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$520,938	$—	$—
Air Freight & Logistics	39,805	—	—
Airlines	119,393	—	—
Auto Components	13,296	—	—
Automobiles	148,400	—	—
Banks	1,236,349	—	—
Beverages	532,503	—	—
Biotechnology	1,440,925	—	—
Building Products	148,659	—	—
Capital Markets	515,072	—	—
Chemicals	469,804	—	—
Commercial Services & Supplies	123,988	—	—
Communications Equipment	567,121	—	—
Construction & Engineering	97,082	—	—
Construction Materials	47,392	—	—
Consumer Finance	219,217	—	—
Containers & Packaging	123,940	—	—
Distributors	194,034	—	—
Diversified Consumer Services	9,264	—	—
Diversified Financial Services	206,905	—	—
Diversified Telecommunication Services	613,009	—	—
Electric Utilities	299,986	—	—
Electrical Equipment	34,273	—	—
Electronic Equipment, Instruments & Components	356,265	—	—
Energy Equipment & Services	67,145	—	—
Entertainment	347,937	—	—
Equity Real Estate Investment Trusts (REITs)	621,356	—	—
Food & Staples Retailing	217,275	—	—
Food Products	442,794	—	—
Gas Utilities	55,420	—	—
Health Care Equipment & Supplies	1,279,303	—	—

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	35

Schedule of Investments (continued)

as of March 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Health Care Providers & Services	$824,151	$—	$—
Health Care Technology	171,785	—	—
Hotels, Restaurants & Leisure	344,400	—	—
Household Durables	140,778	—	—
Household Products	208,100	—	—
Independent Power & Renewable Electricity Producers	263,848	—	—
Industrial Conglomerates	326,341	—	—
Insurance	471,952	—	—
Interactive Media & Services	1,305,359	—	—
Internet & Direct Marketing Retail	998,112	—	—
IT Services	1,295,222	—	—
Life Sciences Tools & Services	432,629	—	—
Machinery	564,434	—	—
Media	220,735	—	—
Metals & Mining	112,864	—	—
Mortgage Real Estate Investment Trusts (REITs)	152,666	—	—
Multiline Retail	245,231	—	—
Multi-Utilities	252,538	—	—
Oil, Gas & Consumable Fuels	1,522,354	—	—
Personal Products	51,403	—	—
Pharmaceuticals	1,000,813	—	—
Professional Services	206,785	—	—
Real Estate Management & Development	237,500	—	—
Road & Rail	357,445	—	—
Semiconductors & Semiconductor Equipment	1,056,745	—	—
Software	2,273,340	—	—
Specialty Retail	608,447	—	—
Technology Hardware, Storage & Peripherals	970,010	—	—
Textiles, Apparel & Luxury Goods	152,910	—	—
Thrifts & Mortgage Finance	100,489	—	—
Tobacco	96,331	—	—
Trading Companies & Distributors	138,728	—	—
Transportation Infrastructure	45,342	—	—
Wireless Telecommunication Services	122,852	—	—
Exchange-Traded Fund	60,733	—	—
Affiliated Mutual Fund	9,933	—	—
Common Stocks—Short
Aerospace & Defense	(31,953)	—	—
Auto Components	(66,676)	—	—
Banks	(226,137)	—	—
Biotechnology	(837,186)	—	—
Building Products	(40,472)	—	—
Chemicals	(214,615)	—	—
Commercial Services & Supplies	(39,985)	—	—
Communications Equipment	(141,350)	—	—
Containers & Packaging	(142,276)	—	—
Electric Utilities	(25,872)	—	—

See Notes to Financial Statements.

36

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks—Short (continued)
Electronic Equipment, Instruments & Components	$(260,375)	$—	$—
Energy Equipment & Services	(40,178)	—	—
Entertainment	(43,970)	—	—
Equity Real Estate Investment Trusts (REITs)	(128,481)	—	—
Food Products	(40,100)	—	—
Health Care Equipment & Supplies	(397,171)	—	—
Health Care Providers & Services	(112,078)	—	—
Health Care Technology	(243,043)	—	—
Hotels, Restaurants & Leisure	(112,353)	—	—
Household Durables	(231,056)	—	—
Household Products	(10,166)	—	—
Independent Power & Renewable Electricity Producers	(82,635)	—	—
Insurance	(72,084)	—	—
Interactive Media & Services	(97,272)	—	—
Internet & Direct Marketing Retail	(190,016)	—	—
IT Services	(336,564)	—	—
Life Sciences Tools & Services	(21,885)	—	—
Machinery	(165,545)	—	—
Media	(78,840)	—	—
Mortgage Real Estate Investment Trusts (REITs)	(12,999)	—	—
Multiline Retail	(42,016)	—	—
Multi-Utilities	(14,082)	—	—
Oil, Gas & Consumable Fuels	(299,908)	—	—
Pharmaceuticals	(85,068)	—	—
Professional Services	(221,088)	—	—
Real Estate Management & Development	(74,800)	—	—
Semiconductors & Semiconductor Equipment	(350,777)	—	—
Software	(694,888)	—	—
Specialty Retail	(111,909)	—	—
Trading Companies & Distributors	(77,226)	—	—

Total	$22,037,060	$—	$—

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of March 31, 2019 were as follows (unaudited):

Software	10.3%
Oil, Gas & Consumable Fuels	6.9
Biotechnology	6.5
Interactive Media & Services	5.9
IT Services	5.9
Health Care Equipment & Supplies	5.8
Banks	5.6
Semiconductors & Semiconductor Equipment	4.8
Pharmaceuticals	4.5
Internet & Direct Marketing Retail	4.5%
Technology Hardware, Storage & Peripherals	4.4
Health Care Providers & Services	3.7
Equity Real Estate Investment Trusts (REITs)	2.8
Diversified Telecommunication Services	2.8
Specialty Retail	2.7
Communications Equipment	2.6
Machinery	2.6
Beverages	2.4

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	37

Schedule of Investments (continued)

as of March 31, 2019

Industry Classification (cont’d.):
Aerospace & Defense	2.4%
Capital Markets	2.3
Insurance	2.1
Chemicals	2.1
Food Products	2.0
Life Sciences Tools & Services	2.0
Road & Rail	1.6
Electronic Equipment, Instruments & Components	1.6
Entertainment	1.6
Hotels, Restaurants & Leisure	1.6
Industrial Conglomerates	1.5
Electric Utilities	1.4
Independent Power & Renewable Electricity Producers	1.2
Multi-Utilities	1.1
Multiline Retail	1.1
Real Estate Management & Development	1.1
Media	1.0
Consumer Finance	1.0
Food & Staples Retailing	1.0
Household Products	0.9
Diversified Financial Services	0.9
Professional Services	0.9
Distributors	0.9
Health Care Technology	0.8
Textiles, Apparel & Luxury Goods	0.7
Mortgage Real Estate Investment Trusts (REITs)	0.7
Building Products	0.7
Automobiles	0.7
Household Durables	0.6
Trading Companies & Distributors	0.6
Commercial Services & Supplies	0.6
Containers & Packaging	0.6
Wireless Telecommunication Services	0.6
Airlines	0.5
Metals & Mining	0.5
Thrifts & Mortgage Finance	0.5
Construction & Engineering	0.4
Tobacco	0.4
Energy Equipment & Services	0.3
Exchange-Traded Fund	0.3
Gas Utilities	0.2
Personal Products	0.2
Construction Materials	0.2
Transportation Infrastructure	0.2
Air Freight & Logistics	0.2
Electrical Equipment	0.2%
Auto Components	0.1
Affiliated Mutual Fund	0.0 *
Diversified Consumer Services	0.0 *
Securities Sold Short
Household Products	(0.0)*
Mortgage Real Estate Investment Trusts (REITs)	(0.1)
Multi-Utilities	(0.1)
Life Sciences Tools & Services	(0.1)
Electric Utilities	(0.1)
Aerospace & Defense	(0.1)
Commercial Services & Supplies	(0.2)
Food Products	(0.2)
Energy Equipment & Services	(0.2)
Building Products	(0.2)
Multiline Retail	(0.2)
Entertainment	(0.2)
Auto Components	(0.3)
Insurance	(0.3)
Real Estate Management & Development	(0.3)
Trading Companies & Distributors	(0.4)
Media	(0.4)
Independent Power & Renewable Electricity Producers	(0.4)
Pharmaceuticals	(0.4)
Interactive Media & Services	(0.4)
Specialty Retail	(0.5)
Health Care Providers & Services	(0.5)
Hotels, Restaurants & Leisure	(0.5)
Equity Real Estate Investment Trusts (REITs)	(0.6)
Communications Equipment	(0.6)
Containers & Packaging	(0.6)
Machinery	(0.7)
Internet & Direct Marketing Retail	(0.9)
Chemicals	(1.0)
Professional Services	(1.0)
Banks	(1.0)
Household Durables	(1.0)
Health Care Technology	(1.1)
Electronic Equipment, Instruments & Components	(1.2)
Oil, Gas & Consumable Fuels	(1.4)
IT Services	(1.5)
Semiconductors & Semiconductor Equipment	(1.6)
Health Care Equipment & Supplies	(1.8)
Software	(3.1)
Biotechnology	(3.8)

See Notes to Financial Statements.

38

Industry Classification (cont’d.):
99.8%
Other assets in excess of liabilities	0.2

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(1)	Net Amount
Securities Sold Short	Scotia Capital (USA), Inc.	$(6,415,095)	$6,415,095	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	39

Statement of Assets & Liabilities

as of March 31, 2019

Assets
Investments at value:
Unaffiliated investments (cost $26,416,592)	$28,442,222
Affiliated investments (cost $9,933)	9,933
Cash	4,172
Deposit with broker for securities sold short	55,152
Dividends and interest receivable	38,519
Due from Manager	10,704
Prepaid expenses	377

Total Assets	28,561,079

Liabilities
Securities sold short, at value (proceeds received $6,184,075)	6,415,095
Accrued expenses and other liabilities	39,059
Dividends and interest payable on securities sold short	16,203
Affiliated transfer agent fee payable	106
Distribution fee payable	34

Total Liabilities	6,470,497

Net Assets	$22,090,582

Net assets were comprised of:
Shares of beneficial interest, at par	$2,045
Paid-in capital in excess of par	20,433,613
Total distributable earnings (loss)	1,654,924

Net assets, March 31, 2019	$22,090,582

See Notes to Financial Statements.

40

Class A
Net asset value and redemption price per share, ($60,943 ÷ 5,640 shares of beneficial interest issued and outstanding)	$10.81
Maximum sales charge (5.50% of offering price)	0.63

Maximum offering price to public	$11.44

Class C
Net asset value, offering price and redemption price per share,
($25,450 ÷ 2,363 shares of beneficial interest issued and outstanding)	$10.77

Class Z
Net asset value, offering price and redemption price per share,
($17,715 ÷ 1,643 shares of beneficial interest issued and outstanding)	$10.78

Class R6
Net asset value, offering price and redemption price per share,
($21,986,474 ÷ 2,035,562 shares of beneficial interest issued and outstanding)	$10.80

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	41

Statement of Operations

Year Ended March 31, 2019

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $784 foreign withholding tax)	$508,220
Interest income	115,389
Affiliated dividend income	733

Total income	624,342

Expenses
Management fee	175,231
Distribution fee(a)	277
Broker fees and expenses on short sales	160,064
Custodian and accounting fees	64,672
Registration fees(a)	57,172
Legal fees and expenses	40,652
Dividend expense on short sales	37,190
Shareholders’ reports	29,271
Audit fee	24,350
Trustees’ fees	12,130
Transfer agent’s fees and expenses (including affiliated expense of $344)(a)	497
Miscellaneous	18,118

Total expenses	619,624
Less: Fee waiver and/or expense reimbursement(a)	(214,006)

Net expenses	405,618

Net investment income (loss)	218,724

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	707,767
Short sales transactions	(880,755)

(172,988)

Net change in unrealized appreciation (depreciation) on:
Investments	775,683
Short sales	(59,025)

716,658

Net gain (loss) on investment transactions	543,670

Net Increase (Decrease) In Net Assets Resulting From Operations	$762,394

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	105	172	—	—
Registration fees	14,293	14,293	14,293	14,293
Transfer agent’s fees and expenses	261	66	91	79
Fee waiver and/or expense reimbursement	(14,861)	(14,494)	(14,518)	(170,133)

See Notes to Financial Statements.

42

Statements of Changes in Net Assets

	Year Ended March 31, 2019	September 19, 2017* through March 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$218,724	$77,447
Net realized gain (loss) on investment transactions	(172,988)	60,853
Net change in unrealized appreciation (depreciation) on investments	716,658	1,077,952

Net increase (decrease) in net assets resulting from operations	762,394	1,216,252

Dividends and Distributions
Distributions from distributable earnings**
Class A	(291)	—
Class C	(49)	—
Class Z	(156)	—
Class R6	(235,055)	—

	(235,551)	—

Dividends from net investment income**
Class A		(34)
Class C		(11)
Class Z		(41)
Class R6		(81,901)

	**	(81,987)

Distributions from net realized gains**
Class A		(17)
Class C		(17)
Class Z		(17)
Class R6		(33,945)

	**	(33,996)

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	43

Statements of Changes in Net Assets (continued)

	Year Ended March 31, 2019		September 19, 2017* through March 31, 2018
Fund share transactions
Net proceeds from shares sold		$74,995	$20,075,653
Net asset value of shares issued in reinvestment of dividends and distributions		235,551	115,983
Cost of shares reacquired		(38,712)	—

Net increase (decrease) in net assets from Fund share transactions		271,834	20,191,636

Total increase (decrease)		798,677	21,291,905

Net Assets:
Beginning of period		21,291,905	—

End of period(a)		$22,090,582	$21,291,905

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	**	$24,654

*	Commencement of operations.
**	For the year ended March 31, 2019, the disclosures have been revised to reflect revisions to Regulation S-X adopted by the SEC in 2018 (refer to Note 9).

See Notes to Financial Statements.

44

Statement of Cash Flows

For Year Ended March 31, 2019

Cash Flows Provided by / (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$762,394

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by / (used for) operating activities:
Proceeds from disposition of long-term portfolio investments	22,136,449
Purchases of long-term portfolio investments	(21,624,847)
Net proceeds (purchases) of short-term portfolio investments	17,903
Purchases to cover securities sold short	(9,560,164)
Proceeds from securities sold short	8,786,533
Net realized (gain) loss on investment transactions	(707,767)
Net realized (gain) loss on short sales transactions	880,755
Net change in unrealized (appreciation) depreciation on investments	(775,683)
Net change in unrealized (appreciation) depreciation on short sales	59,025
(Increase) Decrease in Assets:
Deposit with broker for securities sold short	(43,246)
Dividends and interest receivable	(10,931)
Due from Manager	17,197
Prepaid expenses	73
Increase (Decrease) in Liabilities:
Accrued expenses and other liabilities	14,116
Dividends and interest payable on securities sold short	8,422
Affiliated transfer agent fee payable	86
Distribution fee payable	16

Total adjustments	(802,063)

Cash provided by (used for) operating activities	(39,669)

Cash provided by (used for) financing activities:
Proceeds from fund shares sold	37,442

Cash provided by (used for) financing activities	37,442

Net increase (decrease) in cash	(2,227)
Cash at beginning of year	6,399

Cash at end of year	$4,172

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	45

Notes to Financial Statements

Prudential Investment Portfolios 12 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on October 24, 1997. The Trust currently consists of the following six series: PGIM QMA Large-Cap Core Equity PLUS Fund, PGIM QMA Long-Short Equity Fund and PGIM Short Duration Muni High Income Fund, each of which are diversified funds and PGIM Global Real Estate Fund, PGIM Jennison Technology Fund and PGIM US Real Estate Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM QMA Large-Cap Core Equity PLUS Fund (the “Fund”). Effective June 11, 2018, the names of the Fund and the other funds which comprise the Trust were changed by replacing “Prudential” with “PGIM” in each fund’s name and each fund’s Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

46

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other

PGIM QMA Large-Cap Core Equity PLUS Fund	47

Notes to Financial Statements (continued)

things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Short Sales: The Fund sells a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Fund may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Short sales involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a Subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset

48

amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invests in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Tax reform legislation commonly referred to as the Tax Cuts and Jobs Act permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends, but did not permit regulated investment companies (“RICs”) paying dividends attributable to such income to pass through this special treatment to its shareholders. On January 18, 2019, the Internal Revenue Service issued regulations that permit RICs to pass through “qualified REIT dividends’ to their shareholders.

PGIM QMA Large-Cap Core Equity PLUS Fund	49

Notes to Financial Statements (continued)

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the Subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with QMA LLC (formerly known as Quantitative Management Associates LLC) (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.80% of the Fund’s average daily net assets up to and including $1 billion; 0.78% of average daily net assets between $1 billion and $3 billion; 0.76% of average daily net assets between $3 billion and $5 billion; 0.75% of average daily net assets between $5 billion and $10 billion and 0.74% of average daily net assets over $10 billion. The

50

effective management fee rate before any waivers and/or expense reimbursements was 0.80% for the year ended March 31, 2019.

The Manager has contractually agreed, through July 31, 2019, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.20% of average daily net assets for Class A shares, 1.95% of average daily net assets for Class C shares, 0.95% of average daily net assets for Class Z shares, and 0.95% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/ reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Effective April 1, 2019 this waiver agreement was extended through July 31, 2020.

Where applicable, the Manager voluntarily agreed through March 31, 2019, to waive management fees or shared operating expenses on any share class to the same extent that it waivers similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective April 1, 2019 this voluntary agreement became part of the Fund’s contractual waiver agreement through July 31, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such waiver/reimbursment is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

For the year ended March 31, 2019, PIMS has advised the Fund that it did not receive any front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended March 31, 2019, PIMS has advised the Fund that it did not receive any contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders.

PGIM QMA Large-Cap Core Equity PLUS Fund	51

Notes to Financial Statements (continued)

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. Any 17a-7 transactions for the reporting period are disclosed in the “Portfolio Securities” note, below.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying fund, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended March 31, 2019, were $30,821,208 and $30,645,127, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended March 31, 2019, is presented as follows:

52

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$27,836	$1,026,334	$1,044,237	$—	$—	$9,933	9,933	$733

*	The Fund did not have any capital gain distributions during the reporting period.

For the year ended March 31, 2019, no 17a-7 transactions were entered into by the Fund.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended March 31, 2019, the tax character of dividends paid by the Fund were $218,482 of ordinary income and $17,069 of long-term capital gains. For the period ended March 31, 2018, the tax character of dividends paid by the Fund was $115,983 of ordinary income.

As of March 31, 2019, the accumulated undistributed earnings on a tax basis was $69,723 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of March 31, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$20,262,386	$3,842,910	$(2,068,236)	$1,774,674

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales and other book to tax differences.

The Fund elected to treat post-October capital losses of approximately $189,000 as having been incurred in the following fiscal year (March 31, 2020).

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

PGIM QMA Large-Cap Core Equity PLUS Fund	53

Notes to Financial Statements (continued)

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share.

As of March 31, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 1,014 Class A shares, 1,005 Class C shares, 1,017 Class Z shares and 2,035,562 Class R6 shares of the Fund. At reporting period end, Prudential owned 99.5% of the Fund’s outstanding shares.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended March 31, 2019:
Shares sold	4,527	$47,455
Shares issued in reinvestment of dividends and distributions	30	291
Shares reacquired	(2,733)	(28,712)

Net increase (decrease) in shares outstanding	1,824	$19,034

Period ended March 31, 2018*:
Shares sold	3,811	$41,337
Shares issued in reinvestment of dividends and distributions	5	51

Net increase (decrease) in shares outstanding	3,816	$41,388

54

Class C	Shares	Amount
Year ended March 31, 2019:
Shares sold	1,355	$15,000
Shares issued in reinvestment of dividends and distributions	5	49

Net increase (decrease) in shares outstanding	1,360	$15,049

Period ended March 31, 2018*:
Shares sold	1,000	$10,000
Shares issued in reinvestment of dividends and distributions	3	28

Net increase (decrease) in shares outstanding	1,003	$10,028

Class Z
Year ended March 31, 2019:
Shares sold	1,167	$12,540
Shares issued in reinvestment of dividends and distributions	15	156
Shares reacquired	(933)	(10,000)

Net increase (decrease) in shares outstanding	249	$2,696

Period ended March 31, 2018*:
Shares sold	1,389	$14,316
Shares issued in reinvestment of dividends and distributions	5	58

Net increase (decrease) in shares outstanding	1,394	$14,374

Class R6
Year ended March 31, 2019:
Shares issued in reinvestment of dividends and distributions	23,791	$235,055

Net increase (decrease) in shares outstanding	23,791	$235,055

Period ended March 31, 2018*:
Shares sold	2,001,000	$20,010,000
Shares issued in reinvestment of dividends and distributions	10,771	115,846

Net increase (decrease) in shares outstanding	2,011,771	$20,125,846

*	Commencement of operations was September 19, 2017.

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain

PGIM QMA Large-Cap Core Equity PLUS Fund	55

Notes to Financial Statements (continued)

benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended March 31, 2019.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Short Sales Risk: Short sales involve costs and risks. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money to the extent that the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. Although the Fund’s gain is limited to the price at which it sold the securities short, its potential loss is limited only by the maximum attainable price of the securities, less the price at which the security was sold and may, theoretically, be unlimited. When selling short against the box (i.e. short selling securities which the Fund already owns), the Fund gives up the opportunity for capital appreciation in the security.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for

56

registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. The Manager has adopted the amendments and reflected them in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, the Manager is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

PGIM QMA Large-Cap Core Equity PLUS Fund	57

Financial Highlights

Class A Shares
	Year Ended March 31, 2019	September 19, 2017(a) through March 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.55	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.02
Net realized and unrealized gain (loss) on investment transactions	0.27	0.58
Total from investment operations	0.35	0.60
Less Dividends and Distributions:
Dividends from net investment income	(0.07)	(0.03)
Distributions from net realized gains	(0.02)	(0.02)
Total dividends and distributions	(0.09)	(0.05)
Net asset value, end of period	$10.81	$10.55
Total Return(c):	3.39%	6.00%

Ratios/Supplemental Data:
Net assets, end of period (000)	$61	$40
Average net assets (000)	$42	$20
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	2.11%	1.72%	(f)
Expenses before waivers and/or expense reimbursement(e)	37.62%	203.54%	(f)
Net investment income (loss)	0.72%	0.43%	(f)
Portfolio turnover rate(g)	88%	60%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.91% for the year ended March 31, 2019 and 0.52% for the period ended March 31, 2018.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

58

Class C Shares
	Year Ended March 31, 2019	September 19, 2017(a) through March 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.52	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.02)
Net realized and unrealized gain (loss) on investment transactions	0.26	0.57
Total from investment operations	0.27	0.55
Less Dividends and Distributions:
Dividends from net investment income	-	(0.01)
Distributions from net realized gains	(0.02)	(0.02)
Total dividends and distributions	(0.02)	(0.03)
Net asset value, end of period	$10.77	$10.52
Total Return(c):	2.59%	5.48%

Ratios/Supplemental Data:
Net assets, end of period (000)	$25	$11
Average net assets (000)	$17	$11
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	2.89%	2.43% (f)
Expenses before waivers and/or expense reimbursement(e)	87.13%	383.62% (f)
Net investment income (loss)	0.06%	(0.32)% (f)
Portfolio turnover rate(g)	88%	60%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.94% for the year ended March 31, 2019 and 0.48% for the period ended March 31, 2018.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	59

Financial Highlights (continued)

Class Z Shares
	Year Ended March 31, 2019	September 19, 2017(a) through March 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.53	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.04
Net realized and unrealized gain (loss) on investment transactions	0.26	0.55
Total from investment operations	0.37	0.59
Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.04)
Distributions from net realized gains	(0.02)	(0.02)
Total dividends and distributions	(0.12)	(0.06)
Net asset value, end of period	$10.78	$10.53
Total Return(c):	3.59%	5.87%

Ratios/Supplemental Data:
Net assets, end of period (000)	$18	$15
Average net assets (000)	$18	$12
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	1.85%	1.42%	(f)
Expenses before waivers and/or expense reimbursement(e)	81.69%	341.63%	(f)
Net investment income (loss)	1.00%	0.71%	(f)
Portfolio turnover rate(g)	88%	60%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.90% for the year ended March 31, 2019 and 0.47% for the period ended March 31, 2018.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

60

Class R6 Shares
	Year Ended March 31, 2019	September 19, 2017(a) through March 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.55	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.04
Net realized and unrealized gain (loss) on investment transactions	0.26	0.57
Total from investment operations	0.37	0.61
Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.04)
Distributions from net realized gains	(0.02)	(0.02)
Total dividends and distributions	(0.12)	(0.06)
Net asset value, end of period	$10.80	$10.55
Total Return(c):	3.58%	6.07%

Ratios/Supplemental Data:
Net assets, end of period (000)	$21,986	$21,226
Average net assets (000)	$21,827	$21,315
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	1.85%	1.42%	(f)
Expenses before waivers and/or expense reimbursement(e)	2.63%	2.41%	(f)
Net investment income (loss)	1.00%	0.68%	(f)
Portfolio turnover rate(g)	88%	60%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.90% for the year ended March 31, 2019 and 0.47% for the period ended March 31, 2018.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	61

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM QMA Large-Cap Core Equity PLUS Fund

and the Board of Trustees of Prudential Investment Portfolios 12:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM QMA Large-Cap Core Equity PLUS Fund (formerly Prudential QMA Large-Cap Core Equity PLUS Fund) (the Fund), a series of Prudential Investment Portfolios 12, including the schedule of investments, as of March 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net asset for the year then ended and the period from September 19, 2017 (commencement of operations) to March 31, 2018, and the related notes (collectively, the financial statements) and the financial highlights for the year and period indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations and cash flows for the year then ended, changes in its net assets for the year then ended and for the period September 19, 2017 to March 31, 2018, and the financial highlights for the year and period indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian, transfer agents, or brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

May 15, 2019

62

Federal Income Tax Information (unaudited)

We are advising you that during the year ended March 31, 2019, the Fund reports the maximum amount allowed per share but not less than $0.01 for Class A, C, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended March 31, 2019, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); 2) eligible for corporate dividend received deduction (DRD):

	QDI	DRD
PGIM QMA Large-Cap Core Equity PLUS Fund	100.00%	100.00%

The Fund designates 7.22% as qualified business income (QBI).

In January 2020 you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2019.

PGIM QMA Large-Cap Core Equity PLUS Fund	63

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM QMA Large-Cap Core Equity PLUS Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM QMA Large-Cap Core Equity PLUS Fund

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Visit our website at pgiminvestments.com

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres* 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM QMA Large-Cap Core Equity PLUS Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Chad A. Earnst 8/14/75 Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; Global Head of Compliance for PGIM, Inc. (July 2018-Present); formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso 8/19/74 Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Visit our website at pgiminvestments.com

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Peter Parrella 8/21/58 Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within PGIM Investments Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin 7/10/61 Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within PGIM Investments Fund Administration.	Since April 2014

Kelly A. Coyne 9/8/68 Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM QMA Large-Cap Core Equity PLUS Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Deputy Chief Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer • Charles H. Smith, Anti-Money Laundering Compliance Officer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM QMA Large-Cap Core Equity PLUS Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at sec.gov. Beginning with reporting periods on or after March 31, 2019, Form N-PORT will replace Form N-Q. Form N-PORT will be filed with the Securities and Exchange Commission quarterly, and each Fund’s full portfolio holdings as of its first and third quarters of each fiscal year will be made publicly available 60 days after the end of each quarter. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA LARGE-CAP CORE EQUITY PLUS FUND

SHARE CLASS	A	C	Z	R6*
NASDAQ	PQMAX	PQMCX	PQMZX	PQMQX
CUSIP	744336728	744336710	744336686	744336694

*Formerly known as Class Q shares.

MF237E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended March 31, 2019 and March 31, 2018, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $125,057 and $121,811 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. In addition to the above, $35,000 of audit fees billed by KPMG were paid by The Bank of New York Mellon Corporation and/or its affiliates for the fiscal year ended March 31, 2018.

(b) Audit-Related Fees

For the fiscal years ended March 31, 2019 and March 31, 2018: none.

(c) Tax Fees

For the fiscal years ended March 31, 2019 and March 31, 2018: none.

(d) All Other Fees

For the fiscal years ended March 31, 2019 and March 31, 2018: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

●	a review of the nature of the professional services expected to be provided,

●	a review of the safeguards put into place by the accounting firm to safeguard independence, and

●	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➣	Annual Fund financial statement audits
➣	Seed audits (related to new product filings, as required)
➣	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➣	Accounting consultations
➣	Fund merger support services
➣	Agreed Upon Procedure Reports
➣	Attestation Reports
➣	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➣	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➣	Timely RIC qualification reviews
➣	Tax distribution analysis and planning
➣	Tax authority examination services
➣	Tax appeals support services
➣	Accounting methods studies
➣	Fund merger support services
➣	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➣	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➣	Financial information systems design and implementation
➣	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➣	Actuarial services
➣	Internal audit outsourcing services
➣	Management functions or human resources
➣	Broker or dealer, investment adviser, or investment banking services
➣	Legal services and expert services unrelated to the audit
➣	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended March 31, 2019 and March 31, 2018: none.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2019 and March 31, 2018 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99. CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99. CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 12

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	May 15, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	May 15, 2019

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	May 15, 2019